SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[ ]      Preliminary Information Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement


                            COOL ENTERTAINMENT, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[ ]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.
         1)    Title of each class of securities to which  transaction  applies:
               COMMON STOCK
         2)    Aggregate  number of  securities  to which  transaction  applies:
               4,444,500 SHARES
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               $0.035 (average of the bid and asked prices as of 12/19/00)
         4)    Proposed maximum aggregate value of transaction: $155,557.50
         5)    Total fee paid: $31.11
[X]      Fee paid previously with preliminary materials
[ ]      Check box if any part of the fee is offset as  provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)    Amount Previously Paid:
         2)    Form, Schedule or Registration Statement No.:
         3)    Filing Party:
         4)    Date Filed:

                            COOL ENTERTAINMENT, INC.
          10900 N.E. 8TH STREET, SUITE 900, BELLEVUE, WASHINGTON 98004
                                 (888) 603-8833

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 26, 2001

TO THE SHAREHOLDERS OF COOL ENTERTAINMENT, INC.

PLEASE TAKE NOTICE that a Special Meeting of Shareholders of Cool Entertainment, Inc. ("Cool" or the "Company") will be held at The North Hill Inn, 7150 - 50th Avenue, Red Deer, Alberta, Canada, on Friday, January 26, 2001, at 10:30 a.m., local time, or at any adjournments thereof, for the following purposes:

(1) to consider and vote upon an Agreement and Plan of Reincorporation and Merger to change of domicile of the Company to Delaware, change the name of the Company to E-Trend Networks, Inc., and effect a 1-for-100 reverse stock split of the issued and outstanding shares of the Company's common stock (the "Reorganization");

(2) to consider and vote upon the Share Exchange Agreement, dated as of December 22, 2000, by and among E-Trend Networks, Inc., the Company, and E-Trend Networks, Inc. (a wholly-owned subsidiary of the Company domiciled in the State of Delaware) ("Cool Delaware"), providing for the acquisition of all of the issued and outstanding shares of E-Trend Networks, Inc. by the Company (the "Acquisition");

(3)      to consider and vote upon the adoption of a Stock Plan (the "Stock
         Plan"); and

(4) to transact such other business as properly may come before the meeting.

The board of directors has determined that the terms and conditions of the Reorganization and Acquisition are fair to, and in the best interests of, the Company's shareholders.

Only shareholders of record owning shares of the Corporation's no par value common stock at the close of business on November 17, 2000, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

                                         By order of the Board of Directors:





                                         William J. Hadcock, President

Bellevue, Washington
January 5, 2001

                            COOL ENTERTAINMENT, INC.
                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 26, 2001

INTRODUCTION

This Information Statement will be first sent or given to holders of common stock of Cool on or about January 5, 2001, in connection with a Special Meeting of Shareholders to be held at The North Hill Inn, 7150 - 50th Avenue, Red Deer, Alberta, Canada, on Friday, January 26, 2001, at 10:30 a.m., local time (the "Special Meeting"). The purposes of the Special Meeting will be:

(1) to consider and vote upon an Agreement and Plan of Reincorporation and Merger to change of domicile of the Company to Delaware, change the name of the Company to E-Trend Networks, Inc., and effect a 1-for-100 reverse stock split of the issued and outstanding shares of the Company's common stock (the "Reorganization");

(2) to consider and vote upon the Share Exchange Agreement, dated as of December 22, 2000, by and among E-Trend Networks, Inc., the Company, and E-Trend Networks, Inc. (a wholly-owned subsidiary of the Company domiciled in the State of Delaware) ("Cool Delaware"), providing for the acquisition of all of the issued and outstanding shares of E-Trend Networks, Inc. by the Company (the "Acquisition");

(3)      to consider and vote upon the adoption of a Stock Plan (the "Stock
         Plan"); and

(4) to transact such other business as properly may come before the meeting.

**WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.**

E-Trend Networks, Inc. ("E-Trend") is engaged in the business of operating Internet retail websites offering a variety of home entertainment products including movies (VHS and DVD formats), music, video games, PC gaming software, and related entertainment products.

On December 22, 2000, the board of directors of Cool approved the terms of the Acquisition pursuant to the Exchange Agreement. Those basic terms involve a Reorganization of the Company, which includes a change of domicile to Delaware, a name change to E-Trend Networks, Inc., and a 1-for-100 reverse stock split of the outstanding shares of Cool common stock. The surviving entity, Cool Delaware, will then issue4,444,500 shares of Cool Delaware common stock to the shareholders of E-Trend. After such issuance, Cool Delaware will own E-Trend as its wholly-owned subsidiary, the current shareholders of E-Trend will hold approximately 92% of then outstanding shares of Cool Delaware common stock, and the current shareholders of Cool will retain approximately 8% ownership of the outstanding shares of Cool Delaware common stock. Currently, outstanding options to purchase E-Trend common stock are


Cool Entertainment, Inc. Information Statement - Page 1 to be assumed by Cool Delaware. In addition, a stock plan is being proposed for adoption. Such Stock Plan will be used to attract and retain qualified employees for E-Trend.

The Acquisition gives the shareholders of Cool the potential opportunity for increased share value. This increase is anticipated because of the growth potential that Cool management believes E-Trend has.

Effective December 22, 2000, Cool and E-Trend executed the definitive Exchange Agreement. Cool anticipates that the Acquisition will be consummated on or about February 2, 2001, subject to Cool and E-Trend obtaining the requisite shareholder approval. The boards of directors of both companies have given their approval of the Acquisition subject to the terms of the Exchange Agreement. The Cool board of directors, which has the power to vote approximately 57.6% of the outstanding shares of Cool common stock has given its approval and indicated its intention to vote in favor of the Acquisition, and all related transactions, subject to the terms of the Exchange Agreement. Final Closing of the transaction will be publicly announced by Cool and updated information, if any, concerning the transaction will be provided in a Form 8-K to be filed by Cool after closing.

                                TABLE OF CONTENTS
                                                                                                               PAGE

INTRODUCTION......................................................................................................1

SUMMARY TERM SHEET................................................................................................5

>        TRANSACTION PARTIES......................................................................................5
>        THE TRANSACTION..........................................................................................6
>        DATE, TIME AND PLACE OF THE SPECIAL MEETING..............................................................6
>        STOCKHOLDERS ENTITLED TO VOTE............................................................................6
>        VOTE REQUIRED............................................................................................6
>        PURPOSE AND REASON FOR THE SPECIAL MEETING...............................................................6
>        RECOMMENDATION OF COOL BOARD OF DIRECTORS; REASONS FOR THE ACQUISITION; FAIRNESS.........................7
>        INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION..........................................................7
>        CLOSING AND CONDITIONS OF THE ACQUISITION................................................................7
>        TERMINATION OF THE EXCHANGE AGREEMENT....................................................................8
>        EFFECTS OF THE ACQUISITION...............................................................................8
>        THE ACQUISITION CONSIDERATION............................................................................8
>        FEDERAL INCOME TAX CONSEQUENCES..........................................................................8
>        ACCOUNTING TREATMENT.....................................................................................9
>        DISSENTERS' RIGHTS.......................................................................................9

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS........................................................9

THE SPECIAL MEETING..............................................................................................10

Cool Entertainment, Inc. Information Statement - Page 2

TIME, PLACE AND DATE.............................................................................................10
PURPOSE OF THE MEETING...........................................................................................10
RECORD DATE AND VOTING AT THE SPECIAL MEETING....................................................................10
VOTES REQUIRED...................................................................................................11
PRINCIPAL SECURITY HOLDERS.......................................................................................11

THE ACQUISITION OF E-TREND NETWORKS, INC.........................................................................12

BACKGROUND OF THE OFFER AND THE ACQUISITION......................................................................12
RECOMMENDATION OF THE COOL BOARD OF DIRECTORS....................................................................13
REASONS FOR THE RECOMMENDATION OF THE COOL BOARD.................................................................13
ACCOUNTING TREATMENT.............................................................................................13
EXCHANGE AGREEMENT...............................................................................................13
REGULATORY APPROVALS.............................................................................................15
ACQUISITION CONSIDERATION........................................................................................16
CERTAIN CONSEQUENCES OF THE ACQUISITION..........................................................................16

MANAGEMENT OF COOL FOLLOWING ACQUISITION CLOSING.................................................................16

CHANGE IN CORPORATE OFFICES......................................................................................16
CHANGE IN SENIOR MANAGEMENT......................................................................................16
CHANGE IN BOARD OF DIRECTORS.....................................................................................17

BACKGROUND INFORMATION ON COOL...................................................................................19

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION..................................................................19

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......................................................20

BACKGROUND INFORMATION ON E-TREND................................................................................22

GENERAL..........................................................................................................22
COMPETITION WITHIN THE RETAIL FILMED ENTERTAINMENT, MUSIC AND VIDEO GAME INDUSTRY................................23
MARKETING AND PROMOTION OF E-TREND'S ON-LINE FILMED ENTERTAINMENT, MUSIC AND VIDEO GAME SUPERSTORE...............26
ORDER FULFILLMENT AND CUSTOMER SERVICE...........................................................................27
TECHNOLOGY.......................................................................................................28
INTELLECTUAL PROPERTY............................................................................................29
EMPLOYEES........................................................................................................30
DESCRIPTION OF PROPERTY..........................................................................................30
LEGAL PROCEEDINGS................................................................................................30
SELECTED FINANCIAL DATA..........................................................................................31
MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION........................................................31
BUSINESS RISKS AND MANAGEMENT....................................................................................33
OUTLOOK..........................................................................................................33
MANAGEMENT.......................................................................................................34



Cool Entertainment, Inc. Information Statement - Page 3

PRO FORMA INFORMATION............................................................................................36

COMPARATIVE PER SHARE DATA.......................................................................................36

THE REORGANIZATION...............................................................................................36

VOTE REQUIRED; BOARD RECOMMENDATION..............................................................................37
DISSENTERS' RIGHTS...............................................................................................38
FEDERAL INCOME TAX CONSEQUENCES..................................................................................38
ACCOUNTING TREATMENT OF THE MERGER...............................................................................39
PRINCIPAL REASONS FOR THE REORGANIZATION.........................................................................39
ANTI-TAKEOVER IMPLICATIONS.......................................................................................40
SIGNIFANT DIFFERENCES BETWEEN THE COLORADO ARTICLES AND THE COLORADO BYLAWS AND THE DELAWARE CERTIFICATE
AND THE DELAWARE  BYLAWS.........................................................................................41
SIGNIFICANT DIFFERENCES BETWEEN THE CBCA AND THE DGCL............................................................41
THE STOCK SPLIT..................................................................................................50
REASONS FOR THE PROPOSED REVERSE STOCK SPLIT.....................................................................50
EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT...................................................................50
PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT.....................................................................51

ADOPTION OF STOCK OPTION PLAN....................................................................................51

ADMINISTRATION OF THE PLAN.......................................................................................52
STOCK OPTIONS....................................................................................................53
FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS.................................................................54
VESTING OF OPTIONS...............................................................................................55
RESTRICTED STOCK AWARDS..........................................................................................55
FEDERAL INCOME TAX CONSEQUENCES OF AWARDS........................................................................56
VESTING OF AWARDS................................................................................................56

PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING................................................................56

OTHER MATTERS....................................................................................................56

INCORPORATION BY REFERENCE.......................................................................................56


Appendix A:  Exchange Agreement
Appendix B:  Colorado Dissenters' Rights Statute
Appendix C:  Cool Form 10-KSB for the fiscal year ended June 30, 2000
Appendix D:  Cool Form 10-QSB for the quarter ended September 30, 2000
Appendix E:  E-Trend audited financial statements for the year ended September 30, 2000
Appendix F:  Cool Unaudited Pro Forma Consolidated Financial Information
Appendix G:  Plan of Reincorporation and Merger
Appendix H:  Certificate of Incorportion of Cool Delaware
Appendix I:  Bylaws of Cool Delaware
Appendix J:  2001 Stock Plan




Cool Entertainment, Inc. Information Statement - Page 4

SUMMARY TERM SHEET

Throughout this information statement the term "Acquisition" means the Acquisition between E-Trend Networks, Inc., a Nevada corporation ("E-Trend"), and Cool Entertainment, Inc., a Colorado corporation ("Cool"), with E-Trend being the acquired entity. The term "Exchange Agreement" means the Share Exchange Agreement dated as of December 22, 2000, by and among E-Trend, Cool, and Cool Delaware. A copy of the Exchange Agreement is attached as Appendix A to this information statement. "Cool Delaware" refers to the wholly-owned subsidiary to be incorporated in Delaware under the name "E-Trend Networks, Inc." for the purpose of effecting the Reorganization.

This summary highlights selected information included in this information statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Acquisition and the other information contained in this information statement, you should read this entire information statement carefully, as well as the additional documents to which it refers.

IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE ACQUISITION IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF COOL BECAUSE, IF THE ACQUISITION AND EXCHANGE OF SHARES IS CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN COOL WILL BE DILUTED FOR AN EQUITY INVESTMENT IN E-TREND. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS INFORMATION STATEMENT.

     >   TRANSACTION PARTIES

         Cool is a publicly-traded company which offers a variety of entertainment products on the Internet through its website, WWW.COOLENTERTAINMENT.COM. The principal executive offices of Cool are located at 10900 N.E. 8th Street, Suite 900, Bellevue, Washington 98004, where its telephone number is (888) 717-1049. See "Background Information on Cool."

         E-Trend is a privately-held company, which offers a variety of entertainment products through its Internet websites, including music, movies on DVD and VHS, video games, PC gaming software, and other entertainment related products. E-Trend operates a number of websites, including: www.moviesource.com, www.vhqmusic.com, www.vhqmovies.com, www.vhqgames.com, and www.entertainme.com. The principal offices of E-Trend are located at 5919 - 3rd Street, S.E., Calgary, Alberta, Canada T2H 1K3, where its telephone number is (403) 252-7766. See "Background Information on E-Trend."


Cool Entertainment, Inc. Information Statement - Page 5

     >   THE TRANSACTION

         Cool is to effect a Reorganization, whereby it will change its domicile to Delaware, change its name to "E-Trend Networks, Inc., and effect a 1-for-100 reverse stock split of its outstanding shares of common stock. The surviving entity, Cool Delaware, will then acquire E-Trend through a stock exchange whereby the shareholders of E-Trend will receive shares of Cool Delaware and E-Trend will become a wholly-owned subsidiary of Cool Delaware. E-Trend shareholders, as a group, will end up with 4,441,867 post-reverse split shares of Cool Delaware common stock. Cool shareholders, after issuance of shares to E-Trend shareholders, will hold approximately 8% of the Cool Delaware common stock. In addition, outstanding stock options and warrants of E-Trend will be assumed by Cool Delaware so that holders will be able to purchase shares of Cool Delaware common stock on equivalent terms. See "The Acquisition of E-Trend Networks, Inc."

     >   DATE, TIME AND PLACE OF THE SPECIAL MEETING

         The special meeting of Cool shareholders will be held on Friday, January 26, 2001, at 10:30 a.m., local time, at The North Hill Inn, 7150 - 50th Avenue, Red Deer, Alberta, Canada (the "Special Meeting"). See "The Special Meeting - Time, Place and Date."

     >   STOCKHOLDERS ENTITLED TO VOTE

         Only Cool stockholders of record as of the close of business on November 17, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. See "The Special Meeting - Record Date and Voting at the Special Meeting."

     >   VOTE REQUIRED

         Under Colorado law, approval of the Reorganization and Acquisition require the affirmative vote of the holders of a majority of the Cool common stock outstanding and entitled to vote. Adoption of the Stock Plan requires that the votes cast favoring adoption exceed those opposing adoption. Cool anticipates that all current Cool directors and officers will vote their shares of Cool common stock to approve the Reorganization, Acquisition, and adoption of the Stock Plan. As of November 17, 2000, the directors and officers of Cool beneficially owned approximately 57.6% of the outstanding shares of Cool common stock. See "Introduction" and "The Special Meeting - Votes Required."

     >   PURPOSE AND REASON FOR THE SPECIAL MEETING

         This Information Statement is being furnished to the holders of outstanding shares of Cool common stock in connection with the special meeting to be held to authorize the Reorganization and Acquisition and included transactions. You are asked to read

Cool Entertainment, Inc. Information Statement - Page 6 carefully the information herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The shareholders of Cool are being asked to take the following actions:

(1) to consider and vote upon an Agreement and Plan of Reincorporation and Merger to change of domicile of the Company to Delaware, change the name of the Company to E-Trend Networks, Inc., and effect a 1-for-100 reverse stock split of the issued and outstanding shares of the Company's common stock (the "Reorganization");

(2) to consider and vote upon the Exchange Agreement, providing for the acquisition of all of the issued and outstanding shares of E-Trend Networks, Inc. by the Company (the "Acquisition");

(3)      to consider and vote upon the adoption of a Stock Plan; and

(4) to transact such other business as properly may come before the meeting.

     > RECOMMENDATION OF COOL BOARD OF DIRECTORS; REASONS FOR THE ACQUISITION; FAIRNESS

         The board of directors of Cool has duly approved and executed the Exchange Agreement and recommends a vote in favor of it and the Reorganization in the belief that the Acquisition is in the best interest of Cool stockholders. Before giving this approval, the Cool board reviewed a number of factors, including the terms of the Exchange Agreement and information regarding the financial condition, operations, and prospects of E-Trend. See "The Acquisition of E-Trend Networks, Inc. - Recommendation of Board of Directors" and " - Reasons for the Recommendation of the Cool Board."

     >   INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

         The interests of certain members of the management of Cool could be different than those of other Cool shareholders. Mr. Len Voth will serve on the new board of directors under the terms of the Exchange Agreement. Other officers and directors of Cool could be offered employment with E-Trend after the closing. See "Interests of Certain Persons in the Acquisition."

     >   CLOSING AND CONDITIONS OF THE ACQUISITION

         The Acquisition shall become effective at such time as the Cool shareholders and E-Trend shareholders approve the Acquisition and the included transactions and the conditions precedent for closing the Exchange Agreement have been either satisfied or waived. See Appendix A and "The Acquisition of E-Trend Networks, Inc. - Exchange Agreement."



Cool Entertainment, Inc. Information Statement - Page 7

>        TERMINATION OF THE EXCHANGE AGREEMENT

         The Exchange Agreement may be terminated by either Cool or E-Trend prior to the Acquisition closing under certain circumstances. See "The Acquisition of E-Trend Networks, Inc. - Exchange Agreement - Termination" and Appendix A.

     >   EFFECTS OF THE ACQUISITION

         Upon the closing, the Company will become domiciled in Delaware, the corporate name of Cool will be changed to E-Trend Networks, Inc., the Company will have effected a 1-for-100 reverse split on the issued and outstanding shares of Cool common stock, and E-Trend will become a wholly-owned subsidiary of Cool. All members of the current Cool board of directors, other than Mr. Len Voth, will resign effective at the Acquisition closing, and E-Trend will reconstitute the board of directors as specified in the Exchange Agreement and in this Information Statement. The corporate offices of Cool will be moved to the offices of E-Trend, which are located in Calgary, Alberta. See "The Acquisition of E-Trend Networks, Inc. - Certain Consequences of the Acquisition" and "Management of Cool Following Acquisition Closing."

     >   THE ACQUISITION CONSIDERATION

         Pursuant to the Exchange Agreement, E-Trend shareholders will receive on a pro rata basis, determined by their percent ownership of the outstanding common stock of E-Trend, 4,441,867 shares of Cool Delaware common stock constituting approximately 92% of the post-Acquisition outstanding shares of Cool Delaware common stock. The stock exchange encompassed by the Exchange Agreement contemplates the issuance of shares of Cool Delaware common stock in excess of the current number of outstanding shares of common stock and will dilute current shareholders of Cool common stock to approximately 8% ownership post-Acquisition. In addition, outstanding stock options and warrants of E-Trend will be assumed by Cool Delaware so that holders will be able to purchase shares of Cool Delaware common stock on equivalent terms. See "The Acquisition of E-Trend Networks, Inc. - Acquisition Consideration" and Appendix A.

     >   FEDERAL INCOME TAX CONSEQUENCES

         The Acquisition and the included transactions contemplated in connection therewith have been structured with the intent that they be tax-free to Cool, E-Trend, and the holders of E-Trend stock for US federal income tax purposes. Assuming that the Acquisition constitutes a tax-free reorganization for US federal income tax purposes, no gain or loss will be recognized by Cool, current stockholders of Cool or E-Trend in connection with the Acquisition and the included transactions contemplated in connection therewith. This treatment may not apply to particular categories of holders of E-Trend stock or holders outside the United States. In addition, there may be relevant foreign, state, local, or other tax consequences, none of which are described above. E-Trend stockholders are urged to



Cool Entertainment, Inc. Information Statement - Page 8 consult their tax advisors to determine the specific tax consequences of the Acquisition, including the applicability and effect of foreign, state, local, and other tax laws.

     >   ACCOUNTING TREATMENT

         The Acquisition will be accounted for as a purchase of net monetary assets of Cool by E-Trend. See "The Acquisition of E-Trend Networks, Inc. - Accounting Treatment."

     >   DISSENTERS' RIGHTS

         Any stockholder of Cool who does not vote in favor of the approval of the Reorganization and who properly exercises his or her dissenters' rights will be entitled to receive fair value of his or her Cool common stock. In order to receive the fair value for their shares, dissenting Cool shareholders must:

            o   Not vote in favor of the Reorganization;
            o Deliver to Cool prior to a vote on the Reorganization a written notice of their intent to demand fair value for their shares; and
            o Strictly follow the other requirements of Article 113 of the Colorado Business Corporation Act, a copy of which is attached hereto as Appendix B.

         Any Cool shareholder who wishes to submit a notice of intent to demand payment of the fair value of his or her Cool shares must deliver the written notice to Cool Entertainment, Inc., 10900 N.E. 8th Street, Suite 900, Bellevue, Washington 98004, Attention: Corporate Secretary, prior to the vote on the Reorganization at the special. See "The Reorganization - Dissenters' Rights."

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This information statement and the documents to which we refer you to in this information statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

    o    Our financial performance and projections; and

    o    Our business prospects and opportunities.

You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "continue" or the negative or these or similar terms.


Cool Entertainment, Inc. Information Statement - Page 9

Forward-looking statements are only predictions. The forward-looking events discussed in this information statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to update publicly or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this information statement, the documents to which we refer you, and other statements made from time to time by us or our representatives, might not occur.

THE SPECIAL MEETING

TIME, PLACE AND DATE

We are furnishing this information statement to Cool stockholders in connection with a special meeting of stockholders of Cool to be held on January 26, 2001, at 10:30 a.m., local time, at The North Hill Inn, 7150 - 50th Avenue, Red Deer, Alberta, Canada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Stockholders.

PURPOSE OF THE MEETING

At the special meeting, holders of Cool common stock of record as of the close of business on November 17, 2000 will be eligible:

(1) to consider and vote upon an Agreement and Plan of Reincorporation and Merger to change of domicile of the Company to Delaware, change the name of the Company to E-Trend Networks, Inc., and effect a 1-for-100 reverse stock split of the issued and outstanding shares of the Company's common stock (the "Reorganization");

(2) to consider and vote upon the Exchange Agreement, providing for the acquisition of all of the issued and outstanding shares of E-Trend Networks, Inc. by the Company (the "Acquisition");

(3)      to consider and vote upon the adoption of a Stock Plan (the "Stock
         Plan"); and

(4) to transact such other business as properly may come before the meeting.

RECORD DATE AND VOTING AT THE SPECIAL MEETING

The board of directors has fixed the close of business on November 17, 2000, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting and any adjournments and postponements of the special meeting. On that day, there were 37,752,401 shares of Cool common stock outstanding, which shares were held by 200 stockholders of record. Holders of Cool common stock are entitled to one vote per share.

Cool Entertainment, Inc. Information Statement - Page 10

One-third of the issued and outstanding shares of Cool common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the special meeting. If a quorum is not present, the special meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the special meeting for the transaction of business.

VOTES REQUIRED

Under Colorado law, approval of the Reorganization and Acquisition require the affirmative vote of the holders of a majority of the Cool common stock outstanding and entitled to vote. Adoption of the Stock Plan requires that the votes cast favoring adoption exceed those opposing adoption. Cool anticipates that all current Cool directors and officers will vote their shares of Cool common stock to approve the Reorganization, Acquisition, and adoption of the Stock Plan. As of November 17, 2000, the directors and officers of Cool beneficially owned approximately 57.6% of the outstanding shares of Cool common stock.

A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any proposal.

Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the special meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the special meeting.

PRINCIPAL SECURITY HOLDERS

The following table sets forth information, as November 17, 2000, with respect to the beneficial ownership of Cool's common stock by each person known by Cool to be the beneficial owner of more than five percent of the outstanding Common stock and by directors and officers of Cool, both individually and as a group:

--------------------------------------------------------------------------------------------------------------------------
                                                           SHARES OWNED BENE-
BENEFICIAL OWNERS                                        FICIALLY AND OF RECORD               PERCENT OF CLASS (1)<F1>
--------------------------------------------------------------------------------------------------------------------------
Marc G. Belcourt                                            11,156,022 (2)<F2>(3)<F3>                29.3%
9139 Carver Crescent
North Delta, British Columbia
V4C 6N1 Canada
--------------------------------------------------------------------------------------------------------------------------
Leonard Wayne Voth                                          11,156,022 (2)<F2>(3)<F3>                29.3%
4422 Stone Crescent
West Vancouver, British Columbia
V7V 1B7 Canada
--------------------------------------------------------------------------------------------------------------------------

Cool Entertainment, Inc. Information Statement - Page 11

--------------------------------------------------------------------------------------------------------------------------
                                                           SHARES OWNED BENE-
BENEFICIAL OWNERS                                        FICIALLY AND OF RECORD               PERCENT OF CLASS (1)<F1>
--------------------------------------------------------------------------------------------------------------------------

William J. Hadcock                                          10,796,022 (2)<F2>(3)<F3>                28.4%
Apt 1301 - 238 Alvin Narod Mews
Vancouver, British Columbia
V6B 5Z3 Canada
--------------------------------------------------------------------------------------------------------------------------
Clement K.M.Lau                                               5,720,011 (2)<F2>                      15.0%
5484 Rugby Avenue
Burnaby, British Columbia
V5E 2N1 Canada
--------------------------------------------------------------------------------------------------------------------------
Officers and directors as a group                            22,268,044 (4)<F4>                      57.6%
(3 persons)
--------------------------------------------------------------------------------------------------------------------------

<F1>

(1) This table is based on 37,752,401 shares of common stock outstanding on November 17, 2000. If a person listed on this table has the right to obtain additional shares of common stock within sixty (60) days from November 17, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

<F2>
(2) Includes shares issuable upon exercise of an option to purchase up to 300,000 shares.

<F3>
(3) Includes the 5,420,011 shares held of record by Clement Lau, to which Messrs. Belcourt, Voth, and Hadcock share the right to vote.

<F4>
(4) Includes shares issuable upon exercise of an option to purchase up to 900,000 shares.

         Messrs. Lau, Belcourt, Voth, and Hadcock may be deemed to be "parents" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

CHANGES IN CONTROL

No arrangements are known to Cool, including any pledge by any person of securities of Cool, the operation of which may, at a subsequent date, result in a change in control of Cool.

THE ACQUISITION OF E-TREND NETWORKS, INC.

BACKGROUND OF THE OFFER AND THE ACQUISITION

Management of E-Trend approached the management of Cool due to the fact that while the companies were competitors, the management of E-Trend felt that based on the current market place, a combination of the companies had merit at this time.


Cool Entertainment, Inc. Information Statement - Page 12

In November 2000, Cool and E-Trend completed negotiations. A letter of intent was signed as of November 3, 2000 and the Exchange Agreement was signed effective December 22, 2000. The Exchange Agreement is binding, subject to the satisfaction of specified closing conditions.

RECOMMENDATION OF THE COOL BOARD OF DIRECTORS

On December 22, 2000, the board of directors of Cool unanimously approved and adopted the Exchange Agreement to authorize the transactions contemplated thereby, and determined that the Exchange Agreement and the transactions included therein, the Reorganization and the Acquisition, are in the best interest of Cool and Cool's shareholders. The Cool board recommends that Cool's shareholders approve and adopt the Reorganization, the Acquisition, and the Stock Plan.

REASONS FOR THE RECOMMENDATION OF THE COOL BOARD

In approving the Exchange Agreement and the transactions included therein, and recommending that holders of shares of Cool common stock approve and adopt the Reorganization, Acquisition, and Stock Plan, the Cool board considered a number of factors, including, but not limited to, the following:

     o   The business of E-Trend;
     o   The management of E-Trend;
     o   The market position of E-Trend; and
     o   The financial condition of E-Trend.

The foregoing discussion of the information and factors considered and given weight by the Cool board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Exchange Agreement and the transactions included therein, the Cool board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Cool board may have given different weights to different factors.

ACCOUNTING TREATMENT

The Acquisition will be accounted for as a purchase of net monetary assets of Cool by E-Trend in accordance with generally accepted accounting principles. The Acquisition is a reverse purchase of the assets and liabilities of Cool by E-Trend. The accounting treatment applied in the reverse acquisition differs from the legal form of the transaction and the continuing legal entity is Cool.

EXCHANGE AGREEMENT

The following is a summary of the material provisions of the Exchange Agreement by and between E-Trend and Cool. This summary does not purport to be complete and is qualified in its entirety by reference to the definitive Exchange Agreement, which is attached as Appendix A.

Cool Entertainment, Inc. Information Statement - Page 13

EXCHANGE AND PURCHASE OF SHARES
On the terms and subject to the conditions set forth in the Agreement, at the closing Cool Delaware shall assign, transfer, and deliver to E-Trend shareholders, in their pro rata percentages based upon their percentage ownership of E-Trend common stock pre-closing, 4,441,867 shares of Cool Delaware common stock. Shares held by the pre-closing holders of Cool shall, following the issuance of Cool Delaware common stock to E-Trend shareholders in connection with the closing of the Acquisition, constitute approximately 8% of the then issued and outstanding shares of Cool Delaware common stock post-closing. In addition, outstanding stock options and warrants of E-Trend will be assumed by Cool Delaware so that holders will be able to purchase shares of Cool Delaware common stock on equivalent terms.

CLOSING
The "Closing" shall mean the consummation of the exchange of shares of Cool Delaware common stock and shares of E-Trend common stock, as well as the consummation of any other transactions which are included in the Exchange Agreement and required to occur at or before Closing. Closing is anticipated to occur no later than February 2, 2001.

REPRESENTATIONS AND WARRANTIES
The Agreement contains various customary representations and warranties of the parties thereto, without limitation, representations (i) by Cool and E-Trend as to their respective corporate status, capitalization, accuracy of financial statements, the authorization and the enforceability of the Agreement against each such party, absence of legal proceedings, the absence of certain changes or events concerning their respective businesses since September 30, 2000, certain tax matters, certain employee benefit and pension plan matters, quality of assets, certain labor matters, insurance matters and the absence of material adverse changes with respect to their material contracts, and (ii) by Cool as to its compliance concerning SEC filings. The representations and warranties contained in the Exchange Agreement will survive the Closing.

COVENANTS
The Exchange Agreement contains various customary covenants of the parties thereto. A description of certain of these covenants follows:

     o Preservation of Representations and Warranties. Until Closing, Cool and E-Trend covenant to do or cause to be done all such acts and things as may be required to ensure the continued material accuracy of the representations and warranties made by each.
     o Examination. Until Closing, each of Cool and E-Trend agrees to permit the other to examine and inspect its respective books, records, accounts, and files and to furnish to the other such information as may be reasonably requested from time to time.

CONDITIONS PRECEDENT TO OBLIGATIONS OF COOL AND E-TREND TO CONSUMMATE THE EXCHANGE AGREEMENT
The obligation of Cool and E-Trend to consummate the transactions as contemplated by the Exchange Agreement are subject to the fulfillment and satisfaction at Closing of, among other


Cool Entertainment, Inc. Information Statement - Page 14 things, each of the following conditions precedent, any or all of which may be waived in whole or in part at or prior to the Closing by the other party.

     o Representations and Warranties. The representations and warranties of each of the parties made in the Exchange Agreement shall be true and correct in all material respects at the Closing.
     o Covenants and Agreement. Each of Cool and E-Trend shall have performed and complied with all obligations on its respective part to be performed at or before the Closing.
     o Approvals. The shareholders of Cool and E-Trend shall have approved the Exchange Agreement.
     o No Injunction or Prohibition. At the Closing time, no action or proceeding at law or in equity shall be pending or threatened by any person to enjoin or prohibit the acquisition by Cool of E-Trend shares or the right of Cool to conduct its operations or to carry on its business as it has been conducted or carried on in the past.
     o Surrender of Stock Options. Len Voth, Marc Belcourt, and William Hadcock shall have surrendered their options to purchase common stock of Cool for cancellation.
     o Certified Statement of Liabilities. E-Trend shall have received a certified statement from Cool's auditors that Cool's liabilities, excluding amounts owed to Fictional Media Ltd. and certain legal and accounting expenses, do not exceed $75,000 and that there are no material outstanding contingent and/or tax liabilities of Cool.
     o Agreement to Resale Restrictions. Each of Len Voth, Marc Belcourt, and William Hadcock shall have agreed not to sell his shares of Cool common stock pursuant to Rule 144 for a period of one year from the date of Closing.
     o Fictional Media Ltd. shall have accepted a promissory note from Cool, convertible into 25,000 restricted shares of Cool Delaware common stock in full and complete payment of all amounts owed to Fictional Media Ltd. by Cool.
     o E-Trend shareholders holding no more than 10% of the issued and outstanding E-Trend common stock shall have perfected appraisal rights for their shares in accordance with Nevada law.

TERMINATION
The Agreement may be terminated and the exchange of stock contemplated hereby may be abandoned at any time prior to the Closing, whether before or after approval by the Cool shareholders: (i) by the mutual written consent of Cool and E-Trend; or (ii) by E-Trend or Cool if (A) there has been a failure to comply with a covenant or agreement under the Agreement by the other; (B) a governmental or regulatory body has permanently enjoined or prohibited consummation of the Acquisition; or (C) the Closing has not occurred by February 2, 2001.

REGULATORY APPROVALS

Except for the exemption from registration under applicable securities laws in connection with the issuance of Cool common stock to the E-Trend shareholders, Cool is not aware of any federal or state regulatory requirements to be complied with in connection with the Acquisition.


Cool Entertainment, Inc. Information Statement - Page 15

ACQUISITION CONSIDERATION

Pursuant to the Exchange Agreement, E-Trend shareholders will receive on a pro rata basis, determined by their percent ownership of the outstanding common stock of E-Trend, 4,441,867 shares of Cool Delaware common stock. The stock exchange encompassed by the Exchange Agreement contemplates the issuance of shares of Cool Delaware common stock in excess of the current number of outstanding shares of common stock and will dilute current shareholders of Cool common stock to approximately 8% ownership post-Acquisition. In addition, outstanding stock options and warrants of E-Trend will be assumed by Cool Delaware so that holders will be able to purchase shares of Cool Delaware common stock on equivalent terms.

The authorized share capital of Cool consists of 100,000,000 shares of common stock at no par value and 1,000,000 shares of preferred stock at no par value. Immediately prior to Closing, Cool will have a total of 38,340,636 shares of common stock issued and outstanding and no shares of preferred stock issued or outstanding.

After effecting the Reorganization, the authorized share capital of Cool Delaware will consist of 80,000,000 shares of common stock, $.0001 par value, and 20,000,000 shares of preferred stock, $.0001 par value. A total of 383,406 shares of common stock will be issued and outstanding.

CERTAIN CONSEQUENCES OF THE ACQUISITION

Effective upon the Closing, Cool will take the steps necessary to file Articles of Merger to effect the Reorganization. All of the current officers and directors of Cool will resign their positions except for Len Voth who will remain as a director, and members of E-Trend management will be appointed officers and directors of Cool. The offices of E-Trend in Calgary, Alberta, Canada will become the new corporate headquarters for Cool post-Closing.

MANAGEMENT OF COOL FOLLOWING ACQUISITION CLOSING

Following the Acquisition Closing, certain changes will be made in the management of Cool. These changes include the following:

CHANGE IN CORPORATE OFFICES

The corporate offices of Cool will be transferred from 10900 N.E. 8th Street, Suite 900, Bellevue, Washington 98004, to 5919 - 3rd Street, S.E., Calgary, Alberta, Canada T2H 1K3.

CHANGE IN SENIOR MANAGEMENT

Upon Closing, all of the current Cool officers will resign and the following persons shall be appointed:

     Gregg C. Johnson                 -        President and CEO
     Caroline G. Armstrong            -        Executive Vice President


Cool Entertainment, Inc. Information Statement - Page 16

     Howard Bolinger                  -        Chief Financial Officer
     Michael McKelvie                 -        Senior Vice President, Marketing
                                               & Communications
     Timothy J. Sebastian             -        Secretary and General Counsel

For information on these individuals, see "Background Information on E-Trend - Management."

CHANGE IN BOARD OF DIRECTORS

Upon Closing, all members of the current board of directors except Mr. Len Voth will resign. The other members of the new board of directors will consist of Gregg Johnson, Trevor Hillman, Paul Miller, Donald Spear, Roy Grant, Martin McDonough, and William Christie. For information on Len Voth, see Appendix C:
Cool's Form 10-KSB.

GREGG C. JOHNSON: Mr. Johnson has served as a director and President and Chief Executive Officer of E-Trend since April 29, 1999. A graduate of Osgoode Hall Law School of York University in Toronto, Canada, Mr. Johnson brings international experience to E-Trend. In his law career, Mr. Johnson specialized in the areas of international corporate finance, banking, and commercial and securities law. Mr. Johnson was called to the Alberta bar in 1989, entering private practice in Calgary, Alberta. He then moved to Japan and joined the Japanese law firm Aoki, Christensen & Nomoto in 1989, and focused his practice on corporate finance, concentrating on Japanese equities and the Eurobond markets.

In 1991, Mr. Johnson joined the law office of Dr. Mujahid Al-Sawwaf in Jeddah, Saudi Arabia, and focused his practice on international banking, joint venture, construction, and commercial law matters. In 1993, he joined The Tracker Corporation of Toronto, Ontario, a public company trading on the NASDAQ market
(TRKR), where he was primarily responsible for legal, financing and public reporting matters.

Since August 1995, Mr. Johnson has provided investment banking services with Summit Capital Corporation, and has been instrumental in securing seed capital for several start-up ventures. He was a past director of a number of public companies, including Merch Performance Inc. (CDNX: MRCH) and Sat-Tel Corporation (CDNX: SAJ) and he currently is an officer of and holds directorships with several public companies, including VHQ Entertainment Inc. (formerly Video Headquarters Inc.) (CDNX: VHQ), Cervus Corporation (CDNX: CVC), IROC Systems Corp. (CDNX: IRC), and Chinook Testing Inc. (CDNX: NDT).

TREVOR M. HILLMAN: Mr. Hillman has served as a director and an Executive Vice President of E-Trend since July 22, 1999. Mr. Hillman was the Operations Manager of Video View Ltd., a video rental business operating in Red Deer, Alberta, Canada, from 1983 to 1994. Mr. Hillman then provided consulting services to entertainment-based retail clients through TMH Holdings Ltd. from 1994 to 1997. Since mid-1997, he has been the President of Integrated Retail Corp., a home entertainment retailer, and in late 1997, became President, Chief Executive Officer and Director of VHQ Entertainment Inc. (formerly Video Headquarters Inc.) (CDNX: VHQ). Video Headquarters Inc. acquired Integrated Retail Corp. in 1998 and now operates 42 home

Cool Entertainment, Inc. Information Statement - Page 17 entertainment retail stores in western Canada under the name VHQ Entertainment. Mr. Hillman is also a director of a number of other public ompanies, including IROC Systems Corp. (CDNX: IRC) and Chinook Testing Inc. (CDNX: NDT).

PAUL MILLER: Mr. Miller has served as a director of E-Trend since May 10, 2000. After earning a Masters in Business Administration, Mr. Miller was hired by Hills Bros. Coffee in 1964. Eleven years later, he became President and Chief Executive Officer of that company, and eight years following that, together with business partners, he purchased the company. In early 1985, Hills Bros. was acquired by Nestle, and Mr. Miller became Chief Executive Officer of Nestle Beverage Company. There, he was responsible for several national brands including Nestea, MJB Coffee and Libby's Juicy Juice until his retirement from Nestle in 1996. Today, Mr. Miller is an independent businessman.

DONALD SPEAR: Mr. Spear has served as a director of E-Trend since February 15, 2000. From November 1987 until April 1995 Mr. Spear served in various executive management positions with PETsMART, Inc. including Vice President of Store Operations and Senior Vice President of Strategic Planning and Business Development. PETsMART is a leading retail supplier of products and services for pets and their families. The company operates more than 580 pet superstores in the United States and Canada, has a major pet supply catalog business, and is a partner in a leading online provider of pet products and information (WWW.PETSMART.COM). Since April 1995, Mr. Spear has served as the President & Chief Operating Officer and a Director on the Board of Medical Management International, Inc. (d.b.a. VetSmart Pet Hospitals and Health Centers). VetSmart is the largest operator of full service veterinary hospitals with over 240 locations North America-wide.

ROY T. GRANT: Mr. Grant has served as a director of E-Trend since February 15, 2000. A finance professional, Mr. Grant brings to E-Trend Networks nearly 20 years experience directing and managing the financial affairs of high technology and telecommunications companies. As Vice President and Chief Financial Officer of Iridium Satellite Networks, Inc., Mr. Grant raised $5 billion of new financing including $3 billion during the development stage of the company. He took the company public through a $240 million IPO in June 1997. From 1992-96, Mr. Grant served as Finance Director for Edison Mission Energy, the largest independent power developer in the United States, and prior thereto, worked as Director of Corporate Finance for Marriott Corporation and as Managing Director of Banking for American Airlines. He holds a Bachelor of Science degree in Administration and Management Science, Mathematics and Economics from Carnegie Mellon University and a Master of Business Administration from the University of Chicago. Mr. Grant also sits on the boards of Wayport, Inc., DATAFUSION, Inc. and DBS Industries, Inc.

MARTIN MCDONOUGH: Mr. McDonough has served as a director of E-Trend since February 15, 2000. Martin McDonough graduated from the United States Naval Academy, Annapolis, Maryland with a Bachelor of Science degree and completed a Masters Degree in Nuclear Engineering at the University of Virginia. He was a career naval officer who commanded a nuclear powered fast attack submarine and headed the Navy's Nuclear Propulsion Examining Board. Mr. McDonough also served on the staff of the Admiral that commanded NATO forces

Cool Entertainment, Inc. Information Statement - Page 18 in the Mediterranean Sea. After completing his Navy career Mr. McDonough worked as a Reactor Engineer at a two-reactor site. He is currently working as a maintenance manager at a number of sites for Nova Corporation, a large commodity chemicals company in Alberta, Canada. An avid investor for the past twenty-five years, Mr. McDonough has achieved financial success through value investing. His lifelong leadership experience and reputation for building aggressive, winning, organizations make him a valuable addition to E-Trend Networks Inc.


WILLIAM CHRISTIE: Mr. Christie has served as a director of E-Trend since June 8, 2000. Mr. Christie is currently a board member and chief operating officer of icontact.com, which recently merged with Hey, Inc. Mr. Christie had been the acting chief executive officer of Hey, Inc. Mr. Christie has spent most of his career with the major retail companies Federated Department Stores, May Company Department Stores and The Caldor Corporation. Mr. Christie's operational experience in Information Technology includes all aspects of logistics, distribution and warehousing systems, retail operations and sales, financial controls, information systems and strategic planning systems. He has directed Information Technology and Systems organizations supporting retail merchandising, store operations and systems, logistics and distribution, internet/intranet systems, and financial systems. Mr. Christie has also led the general management responsibilities for merchandise planning and control, quick response programs, competitive shopping/analysis and merchandising operations. Mr. Christie operated his own consulting company in specializing in data warehousing and internet/intranet applications before his appointment at Hey, Inc.


BACKGROUND INFORMATION ON COOL

Information with respect to Cool, including audited financial statements for the two-year period ended June 30, 2000, and its management can be obtained from the Cool Annual Report on Form 10-KSB for the year ended June 30, 2000, attached as Appendix C. Cool's unaudited quarterly financial statements are contained in its Quarterly Report on Form 10-QSB, attached as Appendix D. These reports are incorporated herein by reference.

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

The interests of certain members of the management of Cool could be different than those of other Cool shareholders. Mr. Len Voth will serve on the new board of directors under the terms of the Exchange Agreement. Other officers and directors of Cool could be offered employment with E-Trend after the closing.

As of November 30, 2000, Fictional Media Ltd., a private company owned and controlled by Len Voth, Marc Belcourt, William Hadcock, and Clement Lau, the officers and directors of Cool (with the exception of Mr. Lau) and the controlling shareholders of Cool, sold its assets to E-Trend for CDN $102,500, $35,000 of which was paid in cash and the remainder of which was paid with a promissory note. The promissory note is to be assumed by Cool after the Closing and converted into 15,000 shares of Cool Common Stock.

Cool Entertainment, Inc. Information Statement - Page 19

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 17, 2000 unless otherwise stated in the footnotes regarding shares of Cool common stock that will be beneficially owned upon the Closing of the Acquisition under the terms of the Exchange Agreement by (i) each person known by Cool to be the beneficial owner of more than 5% of the outstanding Cool common stock on the Record Date, (ii) each of the pre-Closing Cool officers and directors, (iii) all pre-Closing Cool officers and directors as a group, (iv) each person known by Cool to be the beneficial owner of more than 5% of outstanding pre-Closing shares of E-Trend, (v) each of the proposed post-Closing Cool officers and directors and beneficial holders of more than 5% of outstanding post-Closing Cool common stock, and (vi) all post-Closing Cool officers and directors as a group. Except as otherwise indicated, Cool believes, based on information furnished by such owners, that the beneficial owners of the Cool common stock listed below will have sole investment and voting power with respect to such shares, subject to community property laws where applicable. The number of shares shown in the table reflect the proposed 1-for-100 reverse stock split.



                                                                          PERCENTAGE                                   PERCENTAGE
                                                      AMOUNT OF               OF                AMOUNT OF                  OF
                                                    COMMON STOCK         OUTSTANDING           COMMON STOCK           OUTSTANDING
                                                    BENEFICIALLY            COMMON             BENEFICIALLY              COMMON
                                                     OWNED PRE-           STOCK PRE-            OWNED POST-            STOCK POST-
NAME AND ADDRESS                                      CLOSING             CLOSING<F1>             CLOSING              CLOSING<F2>

Marc G. Belcourt
9139 Carver Crescent                          111,560 (3)<F3>(4)<F4>        29.3%           54,360 (3)<F3>(4)<F4>          1.13%
North Delta, British Columbia
V4C 6N1 Canada

Leonard Wayne Voth
4422 Stone Crescent                           111,560 (3)<F3>(4)<F4>        29.3%           54,360 (3)<F3>(4)<F4>          1.13%
West Vancouver, British Columbia
V7V 1B7 Canada

William J. Hadcock
Apt 1301 - 238 Alvin Narod Mews               107,960 (3)<F3>(4)<F4>        28.4%           50,760 (3)<F3>(4)<F4>          1.06%
Vancouver, British Columbia
V6B 5Z3 Canada

Clement K.M.Lau
5484 Rugby Avenue                                  57,200 (3)<F3>           15.0%                  57,200                  1.19%
Burnaby, British Columbia
V5E 2N1 Canada

Gregg Johnson                                        -0-                       --                 250,000                  5.18%
6201 - 46th Street Red Deer, Alberta
T6N 6Z1 Canada

Caroline Armstrong                                   -0-                       --                   -0-                     --
#210, 259 Midpark Way SE
Calgary, Alberta
T2X 1M2 Canada

Cool Entertainment, Inc. Information Statement - Page 20




                                                                          PERCENTAGE                                   PERCENTAGE
                                                      AMOUNT OF               OF                AMOUNT OF                  OF
                                                    COMMON STOCK         OUTSTANDING           COMMON STOCK           OUTSTANDING
                                                    BENEFICIALLY            COMMON             BENEFICIALLY              COMMON
                                                     OWNED PRE-           STOCK PRE-            OWNED POST-            STOCK POST-
NAME AND ADDRESS                                      CLOSING             CLOSING<F1>             CLOSING              CLOSING<F2>

Howard Bolinger                                      -0-                       --                  16,667                  0.34%
2506 - 21st Avenue SW
Calgary, Alberta
T3E 7H3 Canada

Timothy J. Sebastian                                 -0-                       --                   -0-                     --
6201 - 46th Street
Red Deer, Alberta
T6N 6Z1 Canada

Donald Spear                                         -0-                       --                   -0-                     --
3450 SW Cascade Terrace
West Linn, OR 97068

Roy T. Grant                                         -0-                       --                   -0-                     --
8701 Bluffstone #6207
Austin, TX 78759

Trevor M. Hillman                                    -0-                       --                 250,000                  5.18%
6201 - 46th Street
Red Deer, Alberta
T6N 6Z1 Canada

Paul Miller                                          -0-                       --                  33,334                  0.69%
P.O. Box 191027
San Francisco, CA 94119

William Christie                                     -0-                       --                   -0-                     --
55 Walls Drive, Suite 401
Fairfield, CT 06430-1869

Martin McDonough                                     -0-                       --                 110,000                  2.28%
35 - 38311 Rge Rd 270
Red Deer County, Alberta
T4E 1B5 Canada

VHQ Entertainment Inc.                               -0-                       --               2,000,000                 41.43%
6201 - 46th Avenue
Red Deer, Alberta
T6N 6Z1 Canada

Web Capital Ventures Inc.                            -0-                       --                 500,000                 10.36%
1400 West Cypress Creek Road
Fort Lauderdale, FL 33309

All pre-Closing Cool officers and directors
as a group (3 persons)(5) <F5>                    222,680(4)<F4>            57.6%                 159,480                 3.30%

All post-Closing Cool officers and directors
as a group (11 persons)(4)<F4>                       -0-                       --                 714,361                14.80%

--------------------

Cool Entertainment, Inc. Information Statement - Page 21

<F1>
(1) Based on 383,406 shares of common stock outstanding pre-Closing. If a person listed on this table has the right to obtain additional shares of common stock within sixty (60) days from November 17, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

<F2>
(2) Based on 4,825,273 shares of common stock outstanding post-Closing. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from November 17, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

<F3>
(3) Includes shares issuable upon exercise of an option to purchase up to 3,000 shares. Messrs. Belcourt, Voth, and Hadcock are to terminate these options upon the Closing of the transaction.

<F4>
(4) Includes the 54,200 shares held of record by Clement Lau, to which Messrs. Belcourt, Voth, and Hadcock share the right to vote. The proxy given by Mr. Lau terminates upon the Closing of the transaction.

<F5>
(5) Includes shares issuable upon exercise of an option to purchase up to 9,000 shares. Messrs. Belcourt, Voth, and Hadcock are to terminate these options upon the Closing of the transaction.


BACKGROUND INFORMATION ON E-TREND

Information with respect to E-Trend, including audited financial statements for the year ended September 30, 2000, are attached as Appendix E, and incorporated by reference.

GENERAL INFORMATION REGARDING E-TREND NETWORKS, INC.

Founded in April 1999 as a Nevada corporation by its parent company, VHQ Entertainment Inc. (formerly Video Headquarters Inc.), a Canadian Venture Exchange ("CDNX")-listed company ("VHQ"), E-Trend Networks, Inc. is a privately owned company that develops and operates a number of Internet websites which offers a variety of products including music, movies on DVD and VHS, video games, PC gaming software, and other entertainment related products.

Essentially, E-Trend operates an online new and previously viewed filmed entertainment, pre-recorded music and video game entertainment superstore. Through its web sites, customers have the convenience of shopping 24 hours a day, seven days a week. E-Trend's goal is to combine the advantages of online commerce with superior customer focus in order to be the preferred online retailer for filmed entertainment, music and video games. E-Trend has designed its online storefronts, to offer a broad selection of products in each category, informative content, easy-to-use navigation and search capabilities, a high level of customer service, competitive pricing and personalized merchandising and recommendations. E-Trend offers a virtual inventory that provides a selection of products that is five to ten times that of a typical "brick and mortar" retailer operating out of a traditional physical location.

E-Trend has three product-based web sites that target purchasers of its products and one information-based web site that is an online entertainment magazine:


Cool Entertainment, Inc. Information Statement - Page 22

     o WWW.MOVIESOURCE.COM,, which currently offers approximately 40,000 filmed entertainment products, including feature films both in VHS cassette and DVD format, and educational, health and fitness and instructional videos and special interest videos;
     o WWW.VHQMUSIC.COM, which offers a broad range of approximately 128,000 compact disc and cassette music selections, and music video products;
     o WWWVHQGAMES.COM, which offers approximately 500 of the current top-selling video game titles in popular video game and PC formats, including Sony Play Station, Sony Play Station II, Nintendo 64, and Sega Dreamcast, and focuses on video game enthusiasts; and
     o WWW.ENTERTAINME.COM which is an on-line entertainment magazine that functions as a portal to E-Trend's e-commerce sites.

E-Trend's business strategy is designed to promote the E-Trend brand name and develop a leadership position in the on-line industry by (i) focusing on retailing new and previously viewed filmed entertainment, music and video games,
(ii) providing an innovative and easy-to-use retail concept, (iii) acquiring customers on an efficient basis, (iv) maximizing customer retention, (v) enhancing its geographical distribution and order fulfillment capabilities and
(vi) expanding its customer base through multiple marketing channels.

COMPETITION WITHIN THE RETAIL FILMED ENTERTAINMENT, MUSIC AND VIDEO GAME
INDUSTRY

The online commerce market is new and rapidly evolving. E-Trend expects that its online competition will further intensify. In addition, the broader retail filmed entertainment, prerecorded music and video game industries are intensely competitive. E-Trend's competitors include, among others:

     o online retailers: Bigstar.com, DVD EXPRESS, CDnow.com, Buy.com, Amazon.com, and Bid.com;
     o publishers and wholesalers: including Columbia House, Good Times Entertainment, Time Life Video and Sony;
     o traditional retailers: including Blockbuster, Hollywood Entertainment, Tower Records, Music World, Sam Goody, Sam the Record Man, and VHQ Entertainment;
     o    mail order clubs;
     o    specialty retailers;
     o    electronic consumer stores; and
     o mass merchandisers and department stores: including K-mart; Target; Walmart; Sears; Costco.

Many of E-Trend's competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than does E-Trend. To E-Trend's knowledge, DVD EXPRESS, Bigstar.com, Amazon.com, Bid.com, CDnow.com and Buy.com are market leaders in the online-filmed entertainment, prerecorded music and video game industries. Some of E-Trend's competitors, like Bigstar.com, Hollywood Entertainment, Blockbuster, VHQ Entertainment, Wal-Mart, Costco and Amazon.com, also may


Cool Entertainment, Inc. Information Statement - Page 23 be able to secure merchandise from vendors on more favorable terms, devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing or inventory availability policies and devote substantially more resources to web site and systems development than E-Trend can. E-Trend believes that the principal competitive factors in its market are:

     o    price;
     o    delivery and customer service;
     o    personalized services;
     o    ease of use, content quality and web site convenience;
     o    brand recognition; and
     o    selection.

E-Trend believes it can position its business to meet the challenges facing on-line filmed entertainment, music and video game retailers because of the following key strengths:

WIDE SELECTION AND LOWER COSTS
E-Trend currently offers approximately 40,000 filmed entertainment products, over 128,000 music title, and approximately 500 games for sale. As a result of its distribution strategy, it intends to carry only a limited physical inventory of top-selling products. In contrast, traditional filmed entertainment retailers must make significant investments in inventory, real estate and personnel for each store location. The amount of space available in a physical store also limits the number of titles and the amount of inventory that a traditional retailer can carry in any one store. E-Trend believes it will be able to offer a broader range and variety of products and that its distribution strategy will allow it to offer lower prices on average by providing lower inventory handling costs.

E-TREND'S DIRECT MARKETING
E-Trend has integrated and currently uses information software that will help it increase sales through one-to-one-marketing with its customers. E-Trend licenses software from Net Perceptions, which is designed to create personalized realtime recommendations to its guests based upon pages an individual views on E-Trend's web sites, demographic information, indicated preferences and purchasing habits.

This software technology is designed to analyze the individual wants, needs and preferences of E-Trend's customers and dynamically personalize its offerings to each customer based on that knowledge using one-to-one personalization. The realtime recommendation technology predicts an individual's preferences and makes specific recommendations accordingly. The technology does this by learning about each individual's preferences through observing realtime behavior (such as click-throughs), recalling past behavior (such as purchase histories), and asking the individual to rate a number of relevant items. The technology then pools this information with knowledge gained from a community of other online users who share similar tastes and interests.

Because the collective preferences of this community are an excellent predictor of how its members will like items they have not tried yet, the technology draws upon this knowledge to


Cool Entertainment, Inc. Information Statement - Page 24 make recommendations with high predictive accuracy. And, because it operates in realtime, the technology learns more and gets smarter with every transaction.

E-Trend believes its marketing program may be adapted to promote other products and services to online buyers, and that there may be an opportunity to enter into cross marketing alliances with publishers, retailers and electronic commerce web sites, but presently it has no specific plans to do so.



INTERACTIVE REALTIME CUSTOMER SERVICE
E-Trend has entered into a license agreement with Hey, Inc., to license technology that allows it to initiate contact with its customers while they are navigating through E-Trend's web sites. This technology is designed to allow E-Trend to track guests as they move about the E-Trend web sites viewing pages and selections and seeking information related to its products. E-Trend's customer service representatives have the ability to proactively engage in an interactive conversation or E-Trend's customer has the ability to click on an icon to ask for assistance.



E-Trend has trained its customer service representatives to recognize guests that may be having problems, that require assistance making purchase decisions, or have a particular interest in certain products. The customer service representatives can proactively engage these guests in a live, text-based conversation to assist them in their purchase decisions. E-Trend's customer service representatives will also be able to recommend certain titles and products, cross-sell merchandise and suggest other areas in our web sites to browse. E-Trend believes that this will provide it with a web presence that is currently not used by other online retailers of filmed entertainment, pre-recorded music and video games.

SPECIALIZED SOFTWARE
E-Trend believes that integrating content from many sources produces a superior user experience, which in turn attracts more users to its web sites, lengthens site visits and results in more purchases. A number of contracts have been established with content providers which supply entertainment focused news and gossip. Entertainme.com is the site that showcases such stories, features, and profiles. From the Entertainme.com site, visitors can link to E-Trend commerce sites to complete a purchase.


E-Trend licenses software from Hey, Inc., that allows its customer service representatives to interact in real time with guests to its web sites. This technology allows E-Trend's customer service representatives to answer questions, suggest product selections and assist customers in making buying decisions.


E-Trend also licenses marketing software from Net Perceptions Inc. that allows it to develop personalized marketing communications targeted at individual guests.

EXPERIENCED MANAGEMENT TEAM
E-Trend's executive management team has experience in the filmed entertainment retail industry. It also has management with experience in managing electronic commerce sites and web



Cool Entertainment, Inc. Information Statement - Page 25 marketing campaigns. E-Trend believes that its management team will allow it to compete effectively in the rapidly evolving e-commerce market.

MARKETING AND PROMOTION OF E-TREND'S ON-LINE FILMED ENTERTAINMENT, MUSIC AND VIDEO GAME SUPERSTORE

E-Trend uses a variety of methods to attract users to its web sites. Tests involving online advertising, referrals, price comparison services and affiliates have proven most successful in driving visitors to the E-Trend sites. While affiliates broaden the reach of the business beyond the entertainment industry, the other online methods can be specifically targeted, reaching qualified buyers and thus increasing the chances of a sale. E-Trend plans to significantly increase its marketing efforts after it has fully tested its e-commerce and fulfillment systems.

ONLINE AND OFFLINE ADVERTISING CAMPAIGNS
In moving ahead, E-Trend plans to continue its online marketing. These campaigns are contemplated to use a variety of online marketing techniques, including:


     o interactive realtime marketing using Hey, Inc., technologies that suggest titles and encourage purchases at the point of purchase;
     o    click-through banners that bring consumers directly to its web sites;
     o campaigns that collect the e-mail addresses of visitors who wish to receive online promotions;
     o    affiliate promotion campaigns;
     o    coupons, contests and other sponsorships;
     o inclusion of its search technology in relevant content areas of other web sites; and
     o special promotions at various times during the year, such as the holiday season and the Academy Awards and Grammy Award seasons.


Generally, E-Trend uses online promotional techniques that only charge when a customer buys from one of the e-commerce sites. This helps to control the marketing budget and maximize the value of E-Trend's marketing expenditures.

Experience has proven that Internet-specific marketing and advertising is most effective. However, E-Trend will contemplate the use of print, radio, outdoor and television advertising as necessary to reach desired target markets.

E-Trend has licensed tracking software that allows it to monitor the success of various marketing and promotional efforts. E-Trend cannot assure anyone that its marketing efforts will be effective or that it will successfully develop marketing campaigns that will allow it to penetrate the market as anticipated.

STRATEGIC MARKETING RELATIONSHIPS
E-Trend has entered into licensing agreements that are designed to enhance its marketing program and communications capabilities including the following:


Cool Entertainment, Inc. Information Statement - Page 26

     o E-Trend has entered into a licensing agreement with Hey, Inc., under which E-Trend agreed to pay Hey, Inc. 2.5% of all of its web site revenues generated from the sale of film entertainment product and video games, excluding revenues related to taxes, shipping, handling, wrapping and product giveaways and incentive promotional items from third parties in consideration of license to use the Hey, Inc., interactive marketing software, which can be used by E-Trend's customer service representatives to engage in interactive keyboard to keyboard dialogue with visitors to the web site. E-Trend also issued 50,000 shares to Hey, Inc., for an exclusive right to use the software for the sale of film entertainment product and video games marketing.


     o E-Trend has entered into a licensing agreement with Net Perceptions, Inc. under which E-Trend agreed to pay Net Perceptions, Inc. a yearly licensing fee in consideration of license to use the real time marketing information and tracking software of Net Perceptions, Inc., which can be used to design personalized marketing communications.

AFFILIATE PARTNER NETWORKS
E-Trend has designed an affiliate program that allows other web sites to link directly to its sites through a customized storefront, specific product link, or banner. When visitors follow a link to E-Trend's online superstore, the affiliate typically receives a commission equal to seven percent of net sales. In special cases, high volume or specialized affiliates may receive up to fifteen percent of any resulting sales. Because there is no payment unless a sale occurs, the program is designed to be an efficient means of acquiring new customers.

B-2-B-2-C

E-Trend is currently testing software that will allow the seamless integration of its proprietary ECS and catalogue system into a third party web site so as to "entertainment e-commerce enable" such site. Traditionally if a web site wanted e-commerce revenues they had to build the ECS system, rely on a third party, or have an affiliate relationship with vendors such as E-Trend that divert their customers away from the vendor's site in order to complete a sales transaction. If successful, this software will allow a vendor to e-commerce enable its site utilizing E-Trend's ECS System and catalogue to complete a transaction all the while keeping the customer on the vendor's site.

ORDER FULFILLMENT AND CUSTOMER SERVICE

E-Trend's movie inventory is currently owned and held by outside vendors and shipped directly from these vendors to its customers. E-Trend believes the breadth of the inventory maintained by these vendors provides it with the ability to maintain high order fill rates. Currently, E-Trend electronically transmits orders to its outside vendors at least once daily. Orders are shipped by these vendors using a Moviesource label and invoice, in most cases within a day after an order is placed with E-Trend. A customer's credit card is charged once an order is shipped. In some instances, including special product orders that are not available from our normal distributors, backorders involving lengthy delays or when E-Trend conducts contests or offer special promotions to customers, E-Trend may ship products directly from its offices to customers.


Cool Entertainment, Inc. Information Statement - Page 27

In 2001, E-Trend plans to begin inventorying top-selling movies. This will allow E-Trend to take full advantage of bulk order discounts, as well as to insure a ready supply of high demand items. At this time, there are no plans to stock catalogue products.

E-trend has entered into a distribution agreement with Video One Canada Ltd. ("Video One"), a wholly owned subsidiary of Standard Broadcasting Corporation Limited, related to the packaging and distribution of product ordered by its customers. Video One is one of the largest distributors of pre-recorded home video cassettes in Canada. Pursuant to this agreement, Video One is E-Trend's exclusive agent for these activities in Canada and plays a vital role in the back-end operations of its on-line superstore.

E-Trend also has fulfillment agreements with Baker & Taylor, Inc. and Rentrak Corporation. Baker & Taylor offers direct fulfillment services to US customers, while Rentrak provides fulfillment services in both Canada and the US for previously viewed products. However, currently Video One is E-Trend's primary fulfillment service provider.

E-Trend has recently entered into an agreement with SJS Group Ltd. for order fulfillment related to its video game merchandise. As with top-selling movies, starting in 2001 E-Trend plans to inventory new release video games early in calendar 2001.

E-Trend utilizes electronic links with its wholesalers to process orders. This reduces processing time and costs. Products are generally shipped by E-Trend's wholesalers the same day they receive an order from it.

Early in calendar 2000, E-Trend purchased Langara Distribution Inc. ("Langara"). Langara has direct buying relationships with all the major music labels and currently handles music supply and fulfillment for E-Trend and other Internet retailers, as well as for a number of other traditional brick and mortar companies' wholesale accounts. Langara will assume responsibility for E-Trend's top-selling movie and game inventory in 2001. Langara is currently responsible for all direct to consumer fulfillment of music product and will add video game product in calendar 2001.

E-Trend cannot assure anyone that it will maintain its relationships with Video One, Baker & Taylor or any other distributor capable of meeting its order fulfillment requirements beyond the term of its existing strategic marketing agreements.

TECHNOLOGY

E-Trend, through its consultants and technical staff, has developed technologies and implemented systems to support distributed, reliable and scalable online retailing in a secure and easy-to-use format. Using a combination of proprietary solutions and commercially available, licensed technologies, E-Trend intends to deploy systems for online content dissemination, online transaction processing, customer service, market analysis and electronic data interchange.


Cool Entertainment, Inc. Information Statement - Page 28

MULTIMEDIA AND USER DATABASE
E-Trend is currently in the process of redesigning its data model in order to manage its vast database in the most efficient and scaleable manner. The database house information on all of the music, movie, and game products listed on the web site, as well as all of the customer information, sales history, and recommendation strategies. Although E-Trend is currently using Microsoft SQL Server 7 with satisfactory results, enterprise level database products are now being assessed for maximum long-term scalability.

STORE ARCHITECTURE
E-Trend's hardware and software systems are based upon a distributed transaction-processing model that allows applications to be distributed among multiple parallel servers. Many of the software components, and the pages of its web sites, are developed using a proprietary technology that extends HTML with product, transaction, retail, and advanced programming constructs. This technology results in the separation of the page look and feel from the individual data elements and their associated database lookups thus reducing software updates for web site changes and minimizing the engineering required to maintain a growing amount of items and content.

INTERFACES
E-Trend is developing a series of customer, staff, affiliate, and supplier interfaces that will allow for ease of information transfer and minimize hands-on intervention. These interfaces are viewed as a critical part of long-term scalability and growth.

FAULT TOLERANCE AND SCALABILITY
E-Trend's hardware servers, storage systems, Internet connections and networks are designed to allow its online systems to operate continuously and enable it to maintain a 24-hour-a-day, seven-day-a-week retail store. E-Trend runs its MS Sequel Series databases and web servers on a series of IBM Netfinity Series servers with fault tolerant characteristics including "hot-swappable" components. E-Trend currently co-locates with UUNET, the world's largest Internet service provider, and shares its backbone. This technology, combined with the architecture of the systems, allows it to scale by adding new components or servers while maintaining performance and cost effectiveness. Both proprietary and commercially available tools are used to monitor and manage these systems with minimal operator participation.

SECURITY
E-Trend employs a commercial firewall integrated into the architecture of its system to keep its Internet connections secure. E-Trend uses SSL for secure electronic transactions over the Internet and uses proprietary [EDI] interfaces and private networks to ensure the security of customer order information and credit card transactions shared with its vendors and credit card processor.

INTELLECTUAL PROPERTY

E-Trend uses technology it has developed, as well as technologies that are licensed from third party developers. Some of E-Trend's software and systems have been developed internally, and


Cool Entertainment, Inc. Information Statement - Page 29 some of its software is developed on its behalf by outside consultants. In connection with E-Trend's development of technologies, it has entered into the following agreements:

E-Trend has entered into an agreement with Nextclick Ltd. ("Nextclick"), under which the parties agreed that Nextclick would perform certain consulting services related to the planning and execution of the web site, e-commerce and community packages related to E-Trend's business. In consideration for such services, E-Trend agreed to pay Nextclick a fee of 1% of gross sales generated by, or initiated by, its web sites for a period of one year from the commencement date of the web site launch, plus a retainer of $25,000, which has been paid. E-Trend also issued 10,000 common shares of its stock to Nextclick.

The source code for E-Trend's software is protected both as a trade secret and as copyrighted work. E-Trend enters into confidentiality and assignment agreements with all its consultants and vendors with access to its proprietary information.

E-Trend has or is in the process of applying for the registration of some of its trademarks and service marks in the United States and Canada, including the marks "E-Trend," "TheMovieSource.com," "VHQMusic.com," "VHQMovies.com," "VHQGames.com" and "Entertainme.com." E-Trend has no patents.

EMPLOYEES

As of December 15, 2000, E-Trend had 22 full time employees and contractors, including 12 in technology positions, 2 in marketing, 2 in site development, 3 in customer service and 3 in administrative positions.

DESCRIPTION OF PROPERTY

E-Trend's principal executive offices are located at 5919-3rd St. S.E., Calgary, Alberta, Canada, T2H 1K3 where it leases approximately 5,600 square feet of space on a 60-month lease which is guaranteed by VHQ Entertainment Inc., a majority shareholder of the Company. E-Trend also has executive offices in the United States located at Suite 102P, 4344 Promenade Way, Marina Del Rey, California, 90292, and a soon to be opened technology development center at 1400 West Cypress Creek Road, Fort Lauderdale, Florida, 33309.

LEGAL PROCEEDINGS

E-Trend is not currently involved in any material legal proceedings.



Cool Entertainment, Inc. Information Statement - Page 30


SELECTED FINANCIAL DATA
-------------------------------------------------------------------------------------------------------------------------
Balance Sheet Data:                                 SEPTEMBER 30, 2000                        September 30, 1999
-------------------------------------------------------------------------------------------------------------------------
Current assets.........................              $    2,109,759                            $      687,069
Total assets...........................              $    3,015,660                            $      743,556
Current liabilities....................              $      201,585                            $       17,820
Long-term liabilities..................              $            0                            $            0
Stockholders' equity...................              $    2,814,075                            $      725,736
Working capital........................              $    1,908,174                            $      669,249
-------------------------------------------------------------------------------------------------------------------------
                                                                                        April 29, 1999 (incorporation)
Income Statement Data:                         YEAR ENDED SEPTEMBER 30, 2000                 to September 30, 1999
-------------------------------------------------------------------------------------------------------------------------
Revenues...............................              $      665,075                            $            0
(Loss) from operations.................              $     (901,081)                           $      (59,564)
Net (loss).............................              $     (811,156)                           $      (55,339)
Comprehensive (loss)...................              $     (740,846)                           $      (55,339)
Basic and diluted (loss) per share.....              $        (0.10)                           $        (0.02)
-------------------------------------------------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

This Management's Discussion and Analysis (MD&A) focuses on key statistics from the consolidated financial statements of E-Trend for the fiscal year ended September 30, 2000 and pertains to known risks and uncertainties relating to its businesses. This MD&A should not be considered all-inclusive, as it excludes changes that may occur in general economic, political and environmental conditions. This MD&A of the financial condition and results of operations for the year ended September 30, 2000 should be read in conjunction with the consolidated financial statements and related notes of E-Trend for the periods indicated.

RESULTS OF OPERATION
REVENUES. E-Trend experienced a substantial increase in revenues for the year ended September 30, 2000 compared to the same period in the previous fiscal year. Revenues increased to $665,075, compared to the fiscal 1999 results of $nil. The increase is primarily as a result of the acquisition of Langara Distribution Inc. effective January 1, 2000, as well as the commercial launch of the company's retail web sites in October 2000.

COST OF SALES. Cost of sales was $503,938 for the year ended September 30, 2000. Management expects that such costs will continue to increase as E-Trend increases its revenues through its planned growth.

OPERATING MARGINS. Operating margins of E-Trend were 24% of sales for the year ended September 30, 2000.

OPERATING AND DEVELOPMENT. Operating and development costs were $436,764 for year ended September 30, 2000, compared to no costs in the prior fiscal year. These costs consist of leased computer equipment, computer and data content services, and salaries of staff in the site development and technology groups.



Cool Entertainment, Inc. Information Statement - Page 31

GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses increased to $435,745 for the year ended September 30, 2000 compared to $59,564 in same period in the previous fiscal year. Expenses rose in connection with additional administrative personnel that were brought on to accommodate E-Trend's growth, head office rent and utilities, professional fees and telephone charges.

ADVERTISING. Advertising costs were $108,703 for year ended September 30, 2000, compared to no costs in the prior fiscal year. These costs reflect test market campaigns done in Calgary and Ottawa as well as online web-based advertising.

SALES AND MARKETING. Sales and marketing costs were $28,921 for year ended September 30, 2000, compared to no costs in the prior fiscal year. These costs consist of consulting fees and salaries paid staff in E-Trend's marketing group.

AMORTIZATION OF CAPITAL ASSETS. Amortization of capital assets was $31,756 for year ended September 30, 2000, compared to no costs in the prior fiscal year. The increase is due to amortization of computer hardware and software, furniture and leasehold improvements.

AMORTIZATION OF GOODWILL. Amortization of goodwill was $20,329 for year ended September 30, 2000, compared to no costs in the prior fiscal year. The amortization relates to the goodwill allocated to the acquisition of Langara Distribution Inc. effective January 1, 2000.

OTHER INCOME. Other income was $89,925 for year ended September 30, 2000, compared to $4,225 in the prior fiscal year. The increase is due to interest earned on excess cash invested in money market funds and funds advanced to a major shareholder, VHQ Entertainment Inc., during the fiscal year.

NET LOSS. Net loss for the year increased to $811,156 for the year ended September 30, 2000 compared to $55,339 for the period ended fiscal 1999. The increase is due to increased expenses associated with development, maintenance and marketing of E-Trend's e-commerce sites offset by income from E-Trend's distribution subsidiary.

OTHER COMPREHENSIVE INCOME. The unrealized gain from the investment of $89,102 relates to the difference between the market value and cost of E-Trend's investment in shares of VHQ Entertainment Inc. The foreign currency translation of $18,792 adjustment relates to unrealized losses on the translation of the financial statements to $U.S. for financial reporting purposes.

LIQUIDITY AND CAPITAL RESOURCES
FUNDS PROVIDED BY OPERATIONS. The operations of E-Trend provided a deficit of $845,365 for the year ended September 30, 2000 versus $85,876 for the previous fiscal period. The increase was due to additional expenses associated with development, maintenance and marketing of E-Trend's e-commerce site.



Cool Entertainment, Inc. Information Statement - Page 32

FUNDS PROVIDED FROM FINANCING. In the 12 months ended September 30, 2000, E-Trend received net proceeds of $2,394,185 from the issuance of share capital. E-Trend advanced $200,222 to its major shareholder VHQ Entertainment Inc. during the fiscal year.

FUNDS USED FOR INVESTING. In the 12 months ended September 30, 2000, E-Trend expended $195,967 on the purchase of capital assets, which included computer hardware and software, leasehold improvements and office furniture.

LIQUIDITY. At September 30, 2000, E-Trend had positive working capital of $1,908,174. This compares to September 30, 1999, when it had positive working capital $669,249.

BUSINESS RISKS AND MANAGEMENT

The e-commerce sales and distribution of filmed entertainment, video games and music is very competitive. E-Trend faces a number of competitors, including larger e-commerce companies and music distributors. Competition exists on a global basis, with main competitive factors being price, and service. Management continually reviews its competitors and analyzes upcoming industry trends. There can be no assurance, however, that E-Trend will be successful in addressing competitive threats or adequately assessing future industry trends.

In order to gain efficiencies generated by economies of scale, E-Trend must increase sales from its e-commerce sites. E-Trend must rely initially upon working capital and possibly outside sources of capital to finance as current cash flows may not be sufficient to fund the growth it anticipates. In the event E-Trend is not successful in raising additional sources of capital, it may not be able to achieve anticipated efficiencies, all of which could have a material adverse impact on operations and profitability.

OUTLOOK

E-Trend looks toward fiscal 2001 with a positive outlook and it is confident that it possesses the resources to take advantage of opportunities as they may arise. Despite the demise of many Internet retailers, overall Internet sales continue to increase as consumers adopt and embrace the Internet as a channel to purchase goods. Along with the demise of many of E-Trend's competitors comes an opportunity as its former competitors' customers remain and still seek to use the Internet as the channel for their purchases. E-Trend will continue to seek strategic acquisitions that complement its existing business and overall corporate objectives, and look to consolidate many of the marginal Internet entertainment retailers that remain. Additionally, E-Trend will continue to pursue an aggressive sales growth strategy and evaluate opportunities to diversify its operations and the revenues derived therefrom. E-Trend has also resolved to implement key strategic initiatives in the new year, including: (i) improving the data model and overall scalability of the ECS and catalogue system, (ii) installation of additional server farms for distributive computing, improved Internet access and redundancy, (iii) initiating new online target marketing campaigns to acquire new customers, (iv) testing and implementation of new software to enable seamless B2B2C applications, (v) obtaining additional equity capital for expansion, and (vi) the addition of strategic alliances to expand the breadth of entertainment


Cool Entertainment, Inc. Information Statement - Page 33 related products sold on its websites. Management also has several initiatives underway to enhance the efficiencies and to streamline the operations of its businesses, including the establishment of a direct fulfillment center for most of the products sold E-Trend. As E-Trend expands it will continue to benefit from better supplier pricing and terms, as well as the advantages associated with certain economies of scale. Revenues and website traffic continue to improve and management believes this trend will continue into and beyond fiscal 2001. In following its mission, E-Trend will continue its efforts to make its online stores a destination for shoppers and to provide its customers with the world of entertainment at their fingertips.

MANAGEMENT

Officers and senior employees of E-Trend are:

GREGG C. JOHNSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER

A graduate of Osgoode Hall Law School of York University in Toronto, Canada, Mr. Johnson brings international experience to E-Trend. In his law career, he specialized in the areas of international corporate finance, banking, and commercial and securities law. Mr. Johnson was called to the Alberta bar in 1989, entering private practice in Calgary, Alberta. He then moved to Japan and joined the Japanese law firm Aoki, Christensen & Nomoto in 1989, and focused his practice on corporate finance, concentrating on Japanese equities and the Eurobond markets.

In 1991, Mr. Johnson joined the law office of Dr. Mujahid Al-Sawwaf in Jeddah, Saudi Arabia, and focused his practice on international banking, joint venture, construction, and commercial law matters. In 1993, he joined The Tracker Corporation of Toronto, Ontario, a public company trading on the NASDAQ market
(TRKR), where he was primarily responsible for legal, financing and public reporting matters.

Since August 1995, Mr. Johnson has provided investment banking services with Summit Capital Corporation, and has been instrumental in securing seed capital for several start-up ventures. He was a past director of a number of public companies, including Merch Performance Inc. (CDNX: MRCH) and Sat-Tel Corporation (CDNX: SAJ) and he currently is an officer of and holds directorships with several companies, including VHQ Entertainment Inc. (CDNX: VHQ), Cervus Corporation (CDNX: CVC), IROC Systems Corp. (CDNX: IRC), and Chinook
Testing Inc. (CDNX: NDT).

CAROLINE G. ARMSTRONG, CHIEF OPERATING OFFICER AND EXECUTIVE VICE PRESIDENT

As an honors business graduate, Ms. Armstrong brings expertise to E-Trend, specializing in the restructuring of technology-based businesses. As an Administrator and Director of ECS Ltd. from 1989 to 1991, an Ontario-based company, she focused on strategic realignment and ownership consolidation. From 1993 to 1997, Ms. Armstrong served as acting general manager of BMS Ltd., a private company headquartered in Bermuda and engaged in the business of computer consulting and sales.


Cool Entertainment, Inc. Information Statement - Page 34

From August 1998 to December 1999, Ms. Armstrong served as Vice President of Westech Industrial Ltd., a private company engaged in the business of industrial manufacturing and sales. Ms. Armstrong's duties at Westech Industrial Ltd. included finance, management relations, operations and strategic planning. In the fall of 1999, Ms. Armstrong founded Infinite Possibilities, a management-consulting firm where she currently holds the position of President and Director.

HOWARD BOLINGER, CHIEF FINANCIAL OFFICER

Mr. Bolinger is Chief Financial Officer of E-Trend Networks' parent company, VHQ Entertainment Inc. (CDNX: VHQ), and is also Chief Financial Officer and Director of Cervus Corporation, a public company trading on the Canadian Venture Exchange (CDNX: CVC). Mr. Bolinger received his Bachelor of Commerce degree from the University of Calgary in 1994 and has been a Chartered Accountant since April 1997.

From April 1999 to January 2000, Mr. Bolinger was a senior financial analyst for Berkley Petroleum Corp. (TSE: BKP). From October 1997 to May 1998, Mr. Bolinger was a manager with Breakell & Company Chartered Accountants, and from 1994 to 1997 he was a senior accountant with KPMG. Since January 1998, Mr. Bolinger has been president of Bolinger Capital Corp., a private company specializing in corporate finance and consulting.

MICHAEL MCKELVIE, SENIOR VICE PRESIDENT, MARKETING & COMMUNICATIONS

Mr. McKelvie joined E-Trend from Blockbuster Canada & Universal Studios Home Video in 1999. Mr. McKelvie helped pioneer the home video business in Canada and has held senior level marketing, sales and communications positions in the industry since it started in 1979. After serving as Director, Sales & Marketing for Universal Studios Home Entertainment Canada for 13 years, he was the founding partner of EMG Media Inc., where he created and launched HOLLYWOOD@home(TM), Canada's a popular home video trade magazine. EMG also created consumer promotions with such clients as Coca-Cola, Pepsi-Cola, Spalding, Alliance Home Entertainment and Petro-Canada.

Most recently, Mr. McKelvie served as Senior Marketing and Communications Manager for Blockbuster Canada Co., where he managed marketing television campaigns and the creation and launch of WWW.BLOCKBUSTER.CA.

TIMOTHY J. SEBASTIAN, GENERAL COUNSEL AND SECRETARY

Mr. Sebastian was appointed General Counsel and Secretary of VHQ Entertainment Inc. (CDNX: VHQ) and E-Trend effective October 1, 2000. Mr. Sebastian graduated from the University of Alberta Law School in 1990. Mr. Sebastian articled, was an associate and then a partner with, the law firm of Bryan & Company in Edmonton and Calgary, Alberta, from 1990 until October 2000. During his law career, Mr. Sebastian specialized in the areas of general corporate law, corporate finance, securities and intellectual property. Mr. Sebastian is also


Cool Entertainment, Inc. Information Statement - Page 35

General Counsel and Corporate Secretary for IROC Systems Corp. (CDNX: IRC) and Corporate Secretary for Chinook Testing Inc. (CDNX: NDT).

PRO FORMA INFORMATION

Cool and E-Trend Unaudited Pro Forma Consolidated Financial Information is attached hereto as Appendix F.

COMPARATIVE PER SHARE DATA

The following table presents historical data for Cool and E-Trend and pro forma per share data giving effect to the Acquisition on the basis described in the notes to the pro forma combined condensed financial statements included elsewhere herein. The table should be read in conjunction with the historical financial statements of Cool and E-Trend and the pro forma financial statements included elsewhere herein. Historical per share information for Cool gives effect to the proposed 1-for-100 reverse stock split inherent in the Reorganization, since approval of the Reorganization is necessary to effect the Acquisition. The "E-Trend Equivalent" data has been determined by multiplying the "E-Trend Historical" data by 2, which is the number of shares of E-Trend common stock to be exchanged for each share of Cool Delaware Common Stock received by the E-Trend shareholders. See the Cool Unaudited Pro Forma Consolidated Financial Information attached hereto as Appendix F.


                                                                                                         E-TREND
                COOL         COOL         E-TREND          E-TREND                       E-TREND         EQUIVA-
              HISTORI-     HISTORI-       HISTORI-         EQUIVA-                       HISTORI-          LENT
              CAL YEAR     CAL THREE         CAL             LENT                        CAL THREE        THREE
               ENDED         MONTHS          YEAR            YEAR           PRO           MONTHS          MONTHS          PRO
              JUNE 30,        ENDED         ENDED           ENDED          FORMA           ENDED           ENDED         FORMA
                2000        SEPT. 30,     SEPT. 30,       SEPT. 30,         COM-         SEPT. 30,       SEPT. 30,        COM-
                               2000         2000            2000           BINED           2000            2000          BINED

Net loss      $(52.42)       $(0.42)       $(0.10)         $(0.20)        $(2.91)         $(0.06)        $(0.12)        $(0.09)
Cash                                          --              --             --
Dividends        --             --                                                           --             --             --



                                                                              E-TREND EQUIVA-
                                   COOL                     E-TREND           LENT SEPT. 30, 2000             PRO FORMA
                              SEPT. 30, 2000            Sept. 30, 2000                                         COMBINED
Book value                       $ (0.22)                   $ 0.46                  $ 0.93                      $ 0.58


THE REORGANIZATION

Shareholders of the Company are being asked to consider and vote to approve an agreement and plan of reincorporation and merger (the "Reincorporation Plan") pursuant to which the Company's state of incorporation would be changed from Colorado to Delaware, the Company's name would be change to "E-Trend Networks, Inc., and a 1-for-100 reverse split would be

Cool Entertainment, Inc. Information Statement - Page 36 effected as to the issued and outstanding shares of the Company's common stock. The Company would merge with and into E-Trend Networks, Inc. (the "Cool Delaware"), a newly formed, wholly-owned Delaware subsidiary of the Company, which would succeed by operation of law to the assets, liabilities, and operations of the Company. Shareholders of Cool would receive 1 share of Cool Delaware common stock for every 100 shares of Cool common stock currently owned by them. Cool's shareholders will not be required to surrender their stock certificates.

As discussed below, the principal reasons for the proposed change of domicile are the greater certainty and flexibility of Delaware corporate law and the substantial body of case law interpreting that law. Cool and E-Trend management believe that their shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws") of Cool Delaware are substantially similar to Cool's Articles of Incorporation (the "Colorado Articles") and Bylaws (the "Colorado Bylaws") currently in effect for the Company, except that the Delaware Bylaws permit the stockholders to act by less than unanimous written consent. The Colorado Bylaws permit stockholder to act by a unanimous written consent only.

THE CHANGE OF DOMICILE IS NOT BEING PROPOSED IN ORDER TO PREVENT AN UNSOLICITED TAKEOVER ATTEMPT AND THE BOARD IS NOT AWARE OF ANY PRESENT ATTEMPT BY ANY PERSON TO ACQUIRE CONTROL OF THE COMPANY, OBTAIN REPRESENTATION ON THE BOARD OR TAKE ANY ACTION THAT WOULD MATERIALLY AFFECT THE GOVERNANCE OF THE COMPANY.

If the Reorganization is approved, Cool will merge into Cool Delaware (the "Merger"). Cool, as a separate corporate entity, will cease to exist and Cool Delaware will continue to operate the business of Cool under its new name, E-Trend Networks, Inc.

Pursuant to the Agreement and Plan of Reincorporation and Merger, in substantially the form attached hereto as Appendix G (the "Reincorporation Plan"), each 100 outstanding shares of Cool common stock will be automatically converted into one share of Cool Delaware common stock, par value $.0001 per share (the "Cool Delaware Common Stock"), upon the effective date of the Merger. Holders of shares of Cool common stock will become stockholders of Cool Delaware immediately upon the consummation of the Merger. The Cool common stock is currently listed for trading on OTC Bulletin Board under the symbol "CULE" and, after the Merger, Cool Delaware Common Stock will continue to be traded on OTC Bulletin Board under a new trading symbol.

The discussion set forth below is qualified in its entirety by reference to the Reincorporation Plan and to the Delaware Certificate and the Delaware Bylaws, copies of which are attached to this Information Statement as Appendices G, H and I, respectively.

VOTE REQUIRED; BOARD RECOMMENDATION

The affirmative vote of the holders of a majority of the outstanding shares of Cool common stock entitled to vote at the Special Meeting is required to approve the Reorganization. Abstentions


Cool Entertainment, Inc. Information Statement - Page 37 and broker non-votes will have the effect of votes against the Reorganization. A vote for the Reorganization will constitute approval of:

     o    the Reincorporation Plan;
     o the Delaware Certificate, which will result in the change of the Company's name to E-Trend Networks, Inc.;
     o    the Delaware Bylaws;
     o    an effective 1-for-100 reverse stock split; and
     o    all other aspects of the Reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD HAS DETERMINED THAT THE
REORGANIZATION IS ADVISABLE AND HAS DIRECTED THAT IT BE SUBMITTED TO THE COMPANY'S SHAREHOLDERS FOR THEIR APPROVAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION.

DISSENTERS' RIGHTS

The holders of Cool common stock may be entitled to assert dissenters' rights and obtain payment of the fair value of their shares under Article 113 of the Colorado Business Corporation Act (the "CBCA"), a copy of which is attached to this Information Statement as Appendix B (the "Colorado Dissenters' Rights Statute"), if the Merger is consummated. To exercise the right to dissent, (1) a stockholder ("Dissenting Stockholder") must provide written notice to the Company of his or her intent to demand payment for his or her Common Stock, (2) the Dissenting Stockholder must not vote in favor of the Reincorporation and (3) the Dissenting Stockholder must comply with the other provisions of the Colorado Dissenters' Rights Statute. If the Merger is consummated, the Company will provide written notice of the Merger to the Dissenting Stockholder along with an explanation of the procedures for the Dissenting Stockholder to demand payment of his or her Common Stock. If a Dissenting Stockholder is dissatisfied with the payment or offer, the Dissenting Stockholder is entitled to follow the procedure outlined in the Colorado Dissenters' Rights Statute. The foregoing discussion of the law relating to dissenters' rights is not a complete statement of such rights and is qualified in its entirety by reference to Appendix B.

THIS DISCUSSION AND APPENDIX B SHOULD BE REVIEWED CAREFULLY BY ANY
HOLDER OF THE COMMON STOCK WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO BECAUSE FAILURE TO STRICTLY COMPLY WITH SUCH PROCEDURE WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to be tax free under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the holders of Cool


Cool Entertainment, Inc. Information Statement - Page 38 common stock as a result of the Reorganization, and no gain or loss will be recognized by Cool or Cool Delaware. Each former holder of Cool common stock will have the same tax basis in Cool Delaware Common Stock received by such holder pursuant to the Reorganization as such holder has in the Common Stock held by such holder at the effective time of the Merger. Each shareholder's holding period with respect to Cool Delaware Common Stock will include the period during which such holder held the Cool common stock, so long as the latter was held by such holder as a capital asset at the effective time of the Merger. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reorganization.

The Company believes that no gain or loss should be recognized by the holders of outstanding options to purchase shares of Cool common stock, so long as (1) such options (a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (2) the options to purchase Cool Delaware Common Stock into which Cool's outstanding options will be converted in the Reorganization also lack a readily ascertainable value when granted.

The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the federal tax consequences of the Reorganization as well as any consequences under the laws of any other jurisdiction.

ACCOUNTING TREATMENT OF THE MERGER

Upon consummation of the Merger, all assets and liabilities of Cool will be transferred to Cool Delaware at book value because the Reorganization will be accounted for as a pooling-of-interests.

PRINCIPAL REASONS FOR THE REORGANIZATION

As the Company plans for the future, the E-Trend Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW
For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have


Cool Entertainment, Inc. Information Statement - Page 39 demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS
Both Colorado and Delaware law permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation could be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Colorado law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado law.

ANTI-TAKEOVER IMPLICATIONS

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. THE REORGANIZATION IS NOT BEING PROPOSED IN ORDER TO PREVENT SUCH A CHANGE IN CONTROL AND THE BOARD OF DIRECTORS IS NOT AWARE OF ANY PRESENT ATTEMPT TO ACQUIRE CONTROL OF THE COMPANY OR TO OBTAIN REPRESENTATION ON THE BOARD.

However, the Board believes that future unsolicited takeover attempts may be unfair or disadvantageous to the Company or its shareholders because, among other reasons:

     o a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;
     o a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions, and
     o a non-negotiated bid may involve the acquisition of only a controlling interest in the common stock, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, assets, the possibilities for alternative transactions on more favorable


Cool Entertainment, Inc. Information Statement - Page 40 terms, anticipated favorable developments in the Company that are not yet reflected in the price of the common stock and equality of treatment of all shareholders.

Certain effects of the Reorganization may have the effect of deterring hostile takeover attempts. For example, Section 203 of the Delaware General Corporation Law (the "DGCL"), from which Cool Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless Cool Delaware's Board approves the business combination. For a detailed discussion of all of the changes which will be implemented as part of the Reorganization, see "--Significant Differences Between the Colorado Articles and the Colorado Bylaws and the Delaware Certificate and the Delaware Bylaw" and "--Significant Differences Between the CBCA and the DGCL" below.

SIGNIFANT DIFFERENCES BETWEEN THE COLORADO ARTICLES AND THE COLORADO BYLAWS AND THE DELAWARE CERTIFICATE AND THE DELAWARE BYLAWS

The Company is governed by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to the CBCA. Cool Delaware is governed by the Delaware Certificate and the Delaware Bylaws, which have been adopted pursuant to the DGCL. The material difference between these is that the Delaware Bylaws permit the stockholders to act by less than unanimous written consent. The Colorado Bylaws, in accordance with the CBCA, allow shareholders to act by written consent in lieu of a shareholder meeting only if such consent is unanimous. In contrast, the Delaware Bylaws, in accordance with the DGCL, permit stockholders to take action by written consent in lieu of a meeting, so long as the consent is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders.

While the Company has no present intention to do so, the Cool Delaware could in the future implement certain other changes by amendment of the Delaware Certificate or the Delaware Bylaws. For a discussion of such changes, see "--Significant Differences Between the CBCA and the DGCL."

SIGNIFICANT DIFFERENCES BETWEEN THE CBCA AND THE DGCL

The Company is organized as a corporation under the laws of the State of Colorado and Cool Delaware is organized as a corporation under the laws of the State of Delaware. As a Colorado corporation, the Company is subject to the CBCA, a general corporation statute dealing with a wide variety of matters, including election, tenure, duties and liabilities of directors and officers; dividends and other distributions; meetings of shareholders; and extraordinary actions, such as amendments to the articles of incorporation, mergers, sales of all or substantially all of the assets and dissolution. As a Delaware corporation, Cool Delaware is governed by the DGCL, a general corporation statute covering generally the same matters as the CBCA.



Cool Entertainment, Inc. Information Statement - Page 41

The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Information Statement, certain provisions, which may materially affect the rights of the shareholders of the Company, are as follows:

CERTAIN BUSINESS COMBINATIONS
Section 203 of the DGCL regulates corporate takeovers. Section 203 prevents certain Delaware corporations, including those whose securities are listed on The Nasdaq SmallCap Market, from engaging, under certain circumstances, in a "business combination" (which includes a merger or sale of more than 10% of the corporation's assets) with any "interested stockholder" (a stockholder who owns 15% or more of the corporation's outstanding voting stock, as well as affiliates and associates of any such persons) for three years following the date that such stockholder became an "interested stockholder" unless:

     o the transaction is approved by the board of directors prior to the date the "interested stockholder" attained such status;
     o upon consummation of the transaction that resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transactions commenced, excluding those shares owned by:

          o    persons who are directors and also officers and
          o employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
          o on or subsequent to such date the "business combination" is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the "interested stockholder."

A Delaware corporation may "opt out" of Section 203 with a provision in its original certificate of incorporation expressly electing not to be governed by
Section 203. Cool Delaware does not intend to opt out of the provisions of
Section 203. The Company believes that Section 203 will encourage any potential acquirer to negotiate with Cool Delaware's board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Cool Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Cool Delaware will give Cool Delaware's board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Cool Delaware Common Stock over the then-current market price. Section 203 would also discourage certain potential acquirers who are unwilling to comply with its provisions. The CBCA does not have legislation comparable to Section 203 of the DGCL.

INDEMNIFICATION
Both the CBCA and the DGCL have provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The CBCA permits indemnification of a


Cool Entertainment, Inc. Information Statement - Page 42 person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and (ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the director conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses actually incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the director is entitled to indemnification of expenses notwithstanding such adverse adjudication only if the court determines that such person is fairly and reasonably so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances. The Delaware Certificate provides that Cool Delaware "shall" indemnify directors against all liability if the directors act in the manner explained above.

Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors. In addition, under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director or officer of the corporation against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. The Delaware Certificate provides that Cool Delaware "shall" indemnify officers of Cool Delaware against all liability if such person acts in the manner explained above. The Delaware Bylaws provide that Cool Delaware "may" indemnify employees and agents of Cool Delaware against all liability to the extent permitted by law. Though, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Colorado Articles contain no such limitation.


Cool Entertainment, Inc. Information Statement - Page 43

Under the DGCL, the corporation may advance the expenses incurred by a director or officer of the corporation in connection with proceedings prior to a final adjudication if the director or officer executes an undertaking to repay such amounts if it is ultimately determined that the director or officer is not entitled to indemnification. The corporation may set other terms and conditions for the advance of expenses on behalf of employees and agents. The Delaware Certificate provides that Cool Delaware "shall" advance the expenses of directors and officers who execute such an undertaking. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" may be made by the affirmative vote of a majority of the board of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors, although it does permit the appointment of a committee of non-party directors designated by the majority vote of such directors, although less than a quorum. Under the CBCA, the determination is made by shareholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

Under the DGCL, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or stockholder resolution, or by contract; the Company does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By comparison, under the DGCL, a director's rights to indemnification are not necessarily limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

REMOVAL OF DIRECTORS
Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director


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elected by a voting group can only be removed by that voting group. Cumulative voting is prohibited by the Colorado Articles. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors, unless the corporation's certificate of incorporation requires a higher vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides.

LIMITATION OF LIABILITY
Both the CBCA and the DGCL permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty.

The Colorado Articles eliminate the liability of the Board to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) unlawful dividends or distributions, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit or (v) any act or omission occurring before the provision eliminating liability became effective.

The Delaware Certificate eliminates the liability of Cool Delaware's Board or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. These limitations are substantially similar to the limitations imposed by the CBCA.

There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors or officers is a party in which the rights of the Company or its shareholders would be affected if the Company already were subject to the provisions of Delaware law rather than Colorado law.

REDUCTION OF CAPITAL
The DGCL provides that a corporation, by resolution of its board of directors, may reduce its capital in a variety of specified methods, including: (i) by reducing or eliminating the capital represented by shares of capital stock which have been retired, (ii) by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock, (iii) by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital

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


represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange or (iv) by transferring to surplus (a) some or all of the capital not represented by any particular class of its capital stock, (b) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares or (c) some of the capital represented by the issued shares of its capital stock without par value. The reduction of capital may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA contains no comparable provision.

DIVIDENDS AND REPURCHASE OF SHARES
The CBCA provides for, but does not require, the designation of par value or no par value shares as it eliminated the statutory definitions of capital and surplus. The designations of par value or no par value, capital and surplus are retained under the DGCL.

Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential liquidation rights of shareholders not receiving the distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchases its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

INSPECTION OF SHAREHOLDER LIST
The CBCA allows a shareholder who has been a shareholder of the corporation for at least three months, or who owns at least five percent of all of the outstanding shares of any class of shares, to inspect and copy shareholder lists by no less than five days prior written demand to the corporation, provided that the purpose of the inspection is reasonably related to the inspecting shareholder's interest as a shareholder. The CBCA also entitles shareholders (regardless of duration of shareholder status or ownership percentage) to inspect lists of shareholders entitled to vote at a shareholders' meeting, beginning from the earlier of ten days prior to the meeting for which the list was prepared or two business days after notice of the meeting is given by the corporation.


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


The DGCL allows any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. Delaware law also provides inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting.

STOCKHOLDER VOTING
In general, under the CBCA and the DGCL a majority of the outstanding voting shares of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL.

Also, under the CBCA and the DGCL a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require separate class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies, which have more than one class of shares outstanding.

INTERESTED DIRECTOR TRANSACTIONS
Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefiting a director unless the shareholders have been given at least ten days written notice. The Company is not aware of any plans of the Board to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

STOCKHOLDER DERIVATIVE SUITS
The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

DISSENTERS' OR APPRAISAL RIGHTS
Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights (under the CBCA) or appraisal rights (under the DGCL) pursuant to which such stockholder may receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or


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

she would otherwise receive in the transaction. These rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, dissenters' rights are also available to shareholders in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL), (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise required and
(iii) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view.

Under both the CBCA and the DGCL, shareholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and DGCL may be viewed as more or less favorable to a dissenting stockholder.

Under the DGCL, within 120 days after the effective date of the transaction triggering appraisal rights, a dissenting stockholder, who has complied with the requirements necessary to dissent from a corporate action under the DGCL, may petition the Court of Chancery of the State of Delaware to determine the fair value of the shares of all dissenting stockholders, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined by such court. The court costs may be allocated among the corporation and dissenting stockholders, as the Court of Chancery deems equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting stockholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all


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

relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights.

DISSOLUTION
Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that (i) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the shareholders have been deadlocked over two annual meetings in the election of directors or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state.

Under the DGCL, unless a majority of the board of directors approves the proposal to dissolve, the dissolution must be approved by the written consent of all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a majority) voting requirement of the corporation's stockholders to approve a dissolution of the corporation. The Delaware Certificate contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Cool Delaware that had previously been approved by a majority of Cool Delaware's Board. The DGCL provides for dissolution by the Court of Chancery of the State of Delaware for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

STANDARD OF CONDUCT FOR DIRECTORS
Under Colorado law, the standards of conduct for the performance by directors of their duties are governed by statute. Section 7-108-401 of the CBCA requires that a director of a Colorado corporation perform his duties in "good faith," "with the care an ordinary prudent person in like position would exercise under similar circumstances" and "in a manner he or she reasonably believes to be in the best interests of the corporation."



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

Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts in cases decided by them. Generally, directors of Delaware corporations are subject to a duty of loyalty, a duty of care and a duty to act in good faith. The duty of loyalty has been said to require directors to refrain from self-dealing. According to the Supreme Court of the State of Delaware, the duty of care requires "directors . .
 . in managing the corporate affairs . . . to use that amount of care which ordinarily careful and prudent men would use in similar circumstances." Case law has established "gross negligence" as the standard for awarding money damages for violation of the duty of care in the process of decision-making by directors of Delaware corporations.

THE STOCK SPLIT

The Reorganization will effect a 1-for-100 reverse stock split whereby every 100 shares of Cool's currently outstanding shares of common stock will be exchanged for one share of Cool Delaware Common Stock. There are presently 38,340,636 shares outstanding, and the Reorganization would reduce this number to approximately 383,406 shares.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

In addition to the reverse stock split being a condition precedent to the consummation of the Acquisition of E-Trend, Cool management is proposing the reverse stock split for the following reasons: management believes a reverse stock split will (1) reduce the number of outstanding shares of common stock and thereby make available shares of common stock with which to acquire assets into Cool; and (2) help raise the trading price of Cool's common stock. In discussions by the Cool's executive officers with members of the brokerage and banking industries, Cool has been advised that the brokerage firms might be more willing to evaluate Cool's securities as a possible investment opportunity for their clients and may be more willing to act as a market maker in Cool's securities if the price range for Cool's common stock were higher. Management believes that additional interest by the investment community in Cool's stock, of which there can be no assurance, is desirable.

Cool's management also believes that existing low trading prices of Cool's common stock may have an adverse impact upon the current level of the trading market for the common stock. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stock, which tendencies may adversely affect the liquidity for current shareholders and Cool's ability to obtain additional equity financing.

EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT

Theoretically, the market price of Cool's common stock should increase approximately 100-fold following the proposed reverse stock split. It is hoped that this will result in a price level which will overcome the reluctance, policies, and practices of broker-dealers described above and


Cool Entertainment, Inc. Information Statement - Page 50 increase interest in Cool's common stock by investors. Shareholders should note that the effect of the reverse stock split upon the market price for Cool's common stock cannot be accurately predicted. Further, there can be no assurance that the per share market price of the post-split common stock will trade at a price 100 times the price of the pre-split common stock or, if it does, that the price can be maintained at that level for any period of time.

On December 19, 2000, the closing bid and asked prices of Cool's common stock were $0.03 and $0.04 per share, respectively, as reported by the OTC Bulletin Board. The foregoing quotation reflects inter-dealer prices, without retail mark-up mark-down, or commission and may not represent actual transactions.

Cool's management, by implementing a reverse stock split, does not intend to "take the company private" by decreasing the number of shareholders of Cool. Based on the shareholders' list as of November 17, 2000, a 1-for-100 reverse stock split would result in 106 of the 200 shareholders of record being eliminated or closed out as a result of holding less than one share after the reverse stock split. All but 17 of the 200 record shareholders as of November 17, 2000, have a number of shares not evenly divisible by 100. As disclosed below, Cool will pay cash in lieu of issuing fractional shares resulting from the reverse stock split.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

If this proposal is adopted by the shareholders, 100 shares of pre-split common stock of Cool will be exchanged for each share of Cool Delaware Common Stock. Shares of Cool Delaware Common Stock may be obtained by surrendering certificates representing shares of pre-split common stock to Cool's transfer agent, Computershare Investor Services, (formerly American Securities Transfer, Inc.), 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228 (the "Transfer Agent"). To determine the number of shares of Cool Delaware Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the Transfer Agent on the date upon which the Merger split becomes effective will be divided by 100. Upon surrender to the Transfer Agent of the share certificate(s) representing shares of pre-split common stock and the applicable transfer fee, which presently is $20 per new certificate issued payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of Cool Delaware Common Stock. If the division described above results in a quotient which contains a fraction, Cool will pay cash in lieu instead of issuing a fractional share. Shareholders are not required to exchange their certificates of pre-split common stock for Cool Delaware Common Stock.

ADOPTION OF STOCK PLAN


The Board is requesting that the shareholders of the Company adopt the 2001 Stock Plan (the "Plan") reserving an aggregate of 4,000,000 shares of Cool Delaware Common Stock (the "Available Shares") for issuance pursuant to the exercise of stock options ("Options") which may be granted to employees, officers, and directors of the Company and consultants to the Company.


Cool Entertainment, Inc. Information Statement - Page 51

Awards of restricted stock ("Awards") may also be made under the Plan. Shares issued under this Plan are "restricted" in the sense that they are subject to repurchase by the Company at cost during the vesting period.

The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive Options, which may be granted under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders. Assuming the consummation of the acquisition of E-Trend, as of December 15, 2000, 33 persons would have been eligible to participate in the Plan.

ADMINISTRATION OF THE PLAN

The Plan will be administered by the Company's Board of Directors or any of its committees appointed as permitted under the Plan (the "Administrator"). Transactions under the Plan are intended to comply with all applicable provisions under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be granted Options or Awards, the Committee has the authority and discretion to determine when Options or Awards will be granted and the number of Options or shares to be granted. The Administrator may determine which Options may be intended to qualify ("Incentive Stock Options") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. See "Federal Income Tax Consequences" below. The Administrator also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options, the form or forms of the instruments evidencing Options or Awards granted under the Plan, the purchase price of the shares issued under the Plan, and the period or periods of time during which the Company will have a right to repurchase the shares and the terms and conditions of such repurchase. The Administrator may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Administrator may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

The Administrator also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may not adversely affect the rights of any participant without the consent of such participant. This Plan will remain in effect for a term of 10 years from the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders, unless soon terminated by the Board of Directors.



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

The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

Participants in the Plan may be selected by the Administrator from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. In determining the persons to whom options and Awards will be granted and the number of shares to be covered by each option, the Administrator will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Administrator deems relevant to accomplish the purposes of the Plan.

STOCK OPTIONS

Only employees of the Company and its subsidiaries, as the term "employee" is defined for the purposes of the Code will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.

Each option granted under the Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. "Fair Market Value" per share as of a particular date is defined in the Plan as the last sale price of the Company's Common Stock as reported on a national securities exchange or on the NASDAQ System or, if none, the average of the closing bid and asked prices of the Company's Common Stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Administrator in its discretion in good faith.

The exercise period of options granted under the Plan may not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. Except in the case of options granted to disinterested directors, who comprise the Compensation Administrator, the Administrator will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

To exercise an option, the optionee must pay the full exercise price in cash, in shares of Common Stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property and, subject to approval of the Administrator. The Administrator has the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock thereunder and, if so, to determine the value of the property received.


Cool Entertainment, Inc. Information Statement - Page 53

An option may not be exercised unless the optionee then is an employee, officer, or consultant of the Company or its subsidiaries, and unless the optionee has remained continuously as an employee, officer, or consultant of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, or consultant of the Company or its subsidiaries other than by reason of death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate three months after the date the optionee ceases to be an employee, officer or consultant of the Company. All options which are not vested to an optionee, under the conditions stated in this paragraph for which employment ceases, will immediately terminate on the date the optionee ceases employment or association.

If an optionee dies while an employee, officer or consultant of the Company, or if the optionee's employment, officer, or consultant status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of the death or disability of the optionee.

Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

As a condition to the issuance of shares upon the exercise of an option, the Company will require the optionee to pay to the Company the amount of the Company's tax withholding liability required in connection with such exercise. The Company, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay such withholding taxes. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be so required to withhold.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

INCENTIVE STOCK OPTIONS
No income results to the holder of an Incentive Stock Option upon the grant thereof or issuance of shares upon exercise thereof. The amount realized on the sale or taxable exchange of the shares obtained through exercise of the Option in excess of the option exercise price will be


Cool Entertainment, Inc. Information Statement - Page 54 considered a capital gain, except that, if a sale, taxable exchange, or other disposition occurs within one year after exercise of the Incentive Stock Option or two years after the grant of the Incentive Stock Option (generally considered to be a "disqualifying disposition"), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. Any appreciation on the shares between the exercise date and the disposition will be taxed to the optionee as capital gain. The difference between the exercise price and the fair market value of the shares acquired at the time of exercise is a tax preference item for the purpose of calculating the alternative minimum tax on individuals under the Code. This preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the stock.

NON-QUALIFIED STOCK OPTIONS
No compensation will be realized by the optionee of a Non-Qualified Stock Option at the time it is granted. Upon the exercise of a Non-Qualified Stock Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Qualified Stock Option by surrendering shares of the Company's Common Stock, the optionee will not recognize income or gain at the time of exercise.

CONSEQUENCES TO THE COMPANY
The Company recognizes no deduction at the time of grant or exercise of an Incentive Stock Option and recognizes no deduction at the time of grant of a Non-Qualified Stock Option. The Company will recognize a deduction at the time of exercise of a Non-Qualified Stock Option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Stock Option.

VESTING OF OPTIONS

Unless otherwise specified in an optionee's agreement, options granted under the Plan will become vested with the optionee over the course of four years from date of grant under the following schedule: 25% upon the first anniversary of the option grant and the remaining 75% monthly over the following 36 months.

RESTRICTED STOCK AWARDS

Shares issued under the Plan will be evidenced by a written restricted stock purchase agreement between the Company and the participant. Shares issued under the Plan are transferable only if the transferee agrees to be bound by all of the terms of the Plan, including the Company's right to repurchase the shares, and only if such transfer is permissible under federal and state securities laws. To facilitate the enforcement of the restrictions on transfer, the Administrator may require the holder of the shares to deliver the certificate(s) for such shares to be held in escrow during the period of restriction.


Cool Entertainment, Inc. Information Statement - Page 55

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

The federal income tax discussion set forth below is included for general information only. Participants are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

Section 83(a) of the Internal Revenue Code provides that the receipt of stock subject to a substantial risk of forfeiture and which is nontransferable does not result in taxable income until the restrictions lapse. At that time, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The Company must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense.

VESTING OF AWARDS

Unless otherwise specified in a participant's agreement, Awards of shares issued under the Plan will become vested with the participant over the course of four years from date of grant under the following schedule: 25% upon the first anniversary of the grant and the remaining 75% monthly over the following 36 months.

PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2001 Annual Shareholders' meeting must be received by the corporate secretary, Cool Entertainment, Inc., 5919 - 3rd Street, S.E., Calgary, Alberta, Canada T2H 1K3, prior to June 30, 2001.

OTHER MATTERS

Management of Cool knows of no other matters to be acted upon at the Special Meeting.

INCORPORATION BY REFERENCE

Cool's annual report for the fiscal year ended June 30, 2000 on Form 10-KSB is incorporated by reference herein. A copy of this report is available, without charge, upon written request to William Hadcock, Cool Entertainment, Inc., 10900 N.E. 8th Street, Suite 900, Bellevue, Washington 98004, and is annexed hereto as Appendix C.



Cool Entertainment, Inc. Information Statement - Page 56

                                   APPENDIX A
                               EXCHANGE AGREEMENT

                            SHARE EXCHANGE AGREEMENT

                                  by and among

                COOL ENTERTAINMENT, INC., A COLORADO CORPORATION

                                       and

           E-TREND NETWORKS, INC., A TO-BE-FORMED DELAWARE CORPORATION

                                       and

                  E-TREND NETWORKS, INC., A NEVADA CORPORATION



                          Dated as of December 22, 2000

                                TABLE OF CONTENTS

                                                                            PAGE
THE SHARE EXCHANGE.............................................................2

         1.1      THE SHARE EXCHANGE...........................................2
         1.2      NUMBER OF SHARES OF COOL COMMON STOCK........................2
         1.3      CONVERSION OF E-TREND COMMON STOCK...........................2
         1.4      E-TREND OPTIONS, WARRANTS, EQUITY RIGHTS AND E-TREND
                  STOCK PLAN...................................................2
         1.5      EFFECTIVE TIME...............................................3
         1.6      FRACTIONAL SHARES............................................3
         1.7      RESERVATION OF SHARES........................................3
         1.8      ADJUSTMENTS TO EXCHANGE RATIO................................3
         1.9      DISSENTING SHARES............................................3
         1.10     EXCHANGE OF CERTIFICATES.....................................4
         1.11     NO FURTHER OWNERSHIP RIGHTS IN E-TREND COMMON STOCK..........4
         1.12     LOST, STOLEN OR DESTROYED CERTIFICATES.......................4
         1.13     EXEMPTION FROM REGISTRATION..................................4
         1.14     REPORTING OF SHARE EXCHANGE..................................4
         1.15     BOARD OF DIRECTORS OF SUNBURST...............................4
         1.16     TAKING OF NECESSARY ACTION; FURTHER ACTION...................4
THE CLOSING....................................................................5
         2.1      TIME AND PLACE OF CLOSING....................................5
         2.2      OBLIGATIONS OF THE AMERICAN SHAREHOLDERS AT OR PRIOR
                  TO THE CLOSING...............................................5
         2.3      OBLIGATIONS OF SUNBURST AT OR PRIOR TO THE CLOSING...........5
REPRESENTATIONS AND WARRANTIES OF THE AMERICAN SHAREHOLDERS....................6
         3.1      ORGANIZATION AND QUALIFICATION...............................7
         3.2      CAPITALIZATION...............................................7
         3.3      SUBSIDIARIES AND AFFILIATES..................................7
         3.4      OPTIONS OR OTHER RIGHTS......................................7
         3.5      OWNERSHIP OF SHARES..........................................7
         3.6      VALIDITY AND EXECUTION OF AGREEMENT..........................7
         3.7      NO CONFLICT..................................................7
         3.8      CONSENTS AND APPROVALS.......................................8
         3.9      VIOLATION OF LAWS, PERMITS, ETC..............................8
         3.10     BOOKS AND RECORDS............................................8
         3.11     AMERICAN FINANCIAL STATEMENTS................................8
         3.12     UNDISCLOSED LIABILITIES......................................9
         3.13     TITLE TO PROPERTY; ENCUMBRANCES..............................9
         3.14     TAXES........................................................9
         3.15     LITIGATION..................................................10
         3.16     CONTRACTS AND OTHER AGREEMENTS..............................10
         3.17     ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE....................10
         3.18     COMPENSATION ARRANGEMENTS; OFFICERS, DIRECTORS AND
                  EMPLOYEES...................................................11
         3.19     ERISA.......................................................11
         3.20     OPERATIONS..................................................11

         3.21     INTANGIBLE PROPERTY AND INTELLECTUAL PROPERTY...............13
         3.22     EMPLOYEE RELATIONS..........................................13
         3.23     INSURANCE...................................................13
         3.24     LICENSES AND PERMITS........................................14
         3.25     BROKERS.....................................................14
         3.26     DISCLOSURE..................................................14
REPRESENTATIONS AND WARRANTIES OF SUNBURST....................................14
         4.1      ORGANIZATION AND QUALIFICATION..............................14
         4.2      CAPITALIZATION..............................................14
         4.3      SUBSIDIARIES AND AFFILIATES.................................15
         4.4      OPTIONS OR OTHER RIGHTS.....................................15
         4.5      VALIDITY AND EXECUTION OF AGREEMENT.........................15
         4.6      NO CONFLICT.................................................15
         4.7      CONSENTS AND APPROVALS......................................15
         4.8      VIOLATION OF LAWS, PERMITS, ETC.............................15
         4.9      BOOKS AND RECORDS...........................................16
         4.10     SUNBURST FINANCIAL STATEMENTS...............................16
         4.11     UNDISCLOSED LIABILITIES.....................................16
         4.12     TITLE TO PROPERTY; ENCUMBRANCES.............................17
         4.13     TAXES.......................................................17
         4.14     LITIGATION..................................................17
         4.15     CONTRACTS AND OTHER AGREEMENTS..............................17
         4.16     COMPENSATION ARRANGEMENTS; OFFICERS, DIRECTORS AND
                  EMPLOYEES...................................................18
         4.17     ERISA.......................................................18
         4.18     OPERATIONS..................................................18
         4.19     INTANGIBLE PROPERTY AND INTELLECTUAL PROPERTY...............20
         4.20     INSURANCE...................................................20
         4.21     LICENSES AND PERMITS........................................20
         4.22     BROKERS.....................................................20
         4.23     APPROVAL OF SHARE EXCHANGE..................................21
         4.24     SEC REPORTING STATUS........................................21
         4.25     INVESTMENT COMPANY..........................................21
         4.26     OTC BULLETIN BOARD STATUS...................................21
         4.27     NEWLY ORGANIZED ENTITY......................................21
         4.28     DISCLOSURE..................................................21
ACTIONS PRIOR TO CLOSING......................................................21
         5.1      CORPORATE EXAMINATIONS AND INVESTIGATIONS...................21
         5.2      CONDUCT OF BUSINESS.........................................22
         5.3      PRESERVATION OF BUSINESS....................................22
         5.4      ADVICE OF CHANGES...........................................23
         5.5      OTC BULLETIN BOARD..........................................23
         5.6      SEC REPORTS.................................................23
         5.7      REORGANIZATION..............................................23
         5.8      SHAREHOLDER APPROVALS.......................................23

         5.9      OTHER AGREEMENTS............................................23
CONDITIONS PRECEDENT TO CLOSING...............................................24
         6.1      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SUNBURST
                  TO COMPLETE THE CLOSING.....................................24
         6.2      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE AMERICAN
                  SHAREHOLDERS TO COMPLETE THE CLOSING........................25
POST-CLOSING COVENANTS........................................................27
         7.1      FURTHER INFORMATION.........................................28
         7.2      RECORD RETENTION............................................28
         7.3      POST-CLOSING ASSISTANCE.....................................28
         7.4      SEC REPORTING...............................................28
SURVIVAL; INDEMNIFICATION.....................................................29
         8.1      SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES......29
TERMINATION OF AGREEMENT......................................................29
         9.1      TERMINATION.................................................29
         9.2      SURVIVAL AFTER TERMINATION..................................30
MISCELLANEOUS.................................................................30
         10.1     EXPENSES....................................................30
         10.2     FURTHER ASSURANCES..........................................30
         10.3     NOTICES.....................................................30
         10.4     MEDIATION...................................................31
         10.5     ARBITRATION.................................................32
         10.6     PUBLICITY...................................................32
         10.7     ENTIRE AGREEMENT............................................32
         10.8     WAIVERS AND AMENDMENTS......................................32
         10.9     GOVERNING LAW...............................................32
         10.10       BINDING EFFECT, NO ASSIGNMENT............................32
         10.11       COUNTERPARTS.............................................33
         10.12       EXHIBITS AND SCHEDULES...................................33
         10.13       EFFECT OF DISCLOSURE ON SCHEDULES........................33
         10.14       HEADINGS.................................................33
         10.15       SEVERABILITY OF PROVISIONS...............................33

THIS SHARE EXCHANGE AGREEMENT is entered into as of December 22, 2000, by and among COOL ENTERTAINMENT, INC., a Colorado corporation ("COOL"), E-TREND NETWORKS, INC., a Delaware corporation to be formed by Cool ("Cool Delaware"), and E-TREND NETWORKS, INC., a Nevada corporation ("E-TREND").

                                    RECITALS

A. The Boards of Directors of each of Cool and E-Trend have determined that it is in the best interests of Cool and E-Trend (as applicable) and their respective shareholders that Cool acquire E-Trend through a statutory share exchange under the laws of Nevada (the "SHARE
         EXCHANGE") and, in furtherance thereof, have approved the Share Exchange, this Agreement and the transactions contemplated hereby.

B. Under the terms of this Agreement, Cool will effect a change in domicile and a consolidation of its issued and outstanding share capital on a 1 share for 100 share basis by merging with and into Cool Delaware, a corporation to-be-formed by Cool for the purposes of the reorganization (the "Reorganization"), immediately prior to the Share Exchange;

C. Cool shareholders owning a majority of the issued and outstanding shares of Cool Common Stock have approved the Reorganization, the Share Exchange and the transactions contemplated under this Agreement;

D. Pursuant to the Share Exchange, among other things, and subject to the terms and conditions of this Agreement, (i) all of the shares of capital stock of E-Trend which are issued and outstanding immediately prior to the Effective Time (as defined below) shall be converted into the right to receive shares of common stock, $0.0001 par value per share, of Cool Delaware ("COOL COMMON STOCK"), and (ii) all stock options, warrants and other convertible instruments of E-Trend issued/granted and outstanding immediately prior to the Effective Time (collectively, the "E-TREND OPTIONS") will become exercisable for shares of Cool Common Stock, on the terms and subject to the conditions set forth herein.

E. Cool and E-Trend desire to make certain representations, warranties, covenants and agreements in connection with the Share Exchange.


                                    AGREEMENT

NOW,  THEREFORE,  for  and in  consideration  of the  premises  and  the  mutual
agreements   hereinafter  set  forth,  in  accordance  with  the  provisions  of applicable law, the parties hereby agree as follows:

                                    ARTICLE 1
                               THE SHARE EXCHANGE


1.1 THE SHARE EXCHANGE. At the Effective Time and upon the terms and subject to the conditions of this Agreement and the applicable provisions of the Nevada General Corporation Law and all amendments and additions thereto (the "Nevada Law") and the Delaware General Corporation Law and all amendments and additions thereto (the "Delaware Law"), by virtue of the Share Exchange and without any action on the part of Cool, Cool Delaware or the holder of any shares of E-Trend Common Stock or Company Options, the following shall occur:

1.2 NUMBER OF SHARES OF COOL COMMON STOCK. The stockholders of E-Trend named on Schedule A attached to this Agreement (the "E-Trend Shareholders") shall receive an aggregate of 4,441,867 shares of Cool Common Stock on a pro rata basis based on their percentage shareholdings in E-Trend at the Effective Date, immediately after Cool shall have effected the Reorganization, and E-Trend shall become a wholly-owned subsidiary of Cool.

1.3 CONVERSION OF E-TREND COMMON STOCK. Each share of E-Trend issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as such term is defined in SECTION 1.9) will be automatically cancelled and extinguished and each share of E-Trend Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted automatically into the right to receive one-half (1/2) of share of Cool Common Stock (the "EXCHANGE RATIO"), rounded to the nearest whole share of Cool Common Stock.

1.4 E-TREND OPTIONS, WARRANTS, EQUITY RIGHTS AND E-TREND STOCK PLAN. Each unexpired and unexercised E-Trend Option then outstanding, whether vested or unvested, shall be, in connection with the Share Exchange, assumed by Cool Delaware, together with the E-Trend 1999 Stock Option Plan (the "E-TREND OPTION PLAN"). Each E-Trend Option so assumed by Cool Delaware under this Agreement shall continue to have, and be subject to, the same terms and conditions as were applicable to such E-Trend Option immediately prior to the Effective Time (including, but not limited to, any repurchase rights or vesting provisions), PROVIDED that (A) such E-Trend Option shall be exercisable for that number of whole shares of Cool Common Stock equal to the product of the number of shares of E-Trend Common Stock that were issuable upon exercise of such E-Trend Option immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Cool Common Stock) and (B) the per share exercise price for the shares of Cool Common Stock issuable upon exercise of such assumed E-Trend Option, shall be equal to the quotient determined by dividing the exercise price per share of Cool Common Stock at which such E-Trend Option was exercisable immediately prior to the Effective Time by the Exchange Ratio (rounded up to the nearest whole cent). It is the intention of the parties that the E-Trend Options granted under the E-Trend Option Plan be assumed by Cool Delaware under the E-Trend
         Option Plan or at the discretion of the Board of Directors of Cool Delaware, a comparable stock option plan adopted by Cool Delaware, subject to

Share Exchange Agreement - Page 2
         applicable law and the terms of such option grants. Further, it is the intent of the parties that the E-Trend Options granted under the E-Trend Option Plan and assumed by Cool Delaware, shall qualify following the Effective Time as incentive stock options as defined in
         Section 422 of the Internal Revenue Code to the same extent the E-Trend Options qualified as incentive stock options immediately prior to the Effective Time and the provisions of this SECTION 1.4 shall be applied consistent with this intent.

1.5 EFFECTIVE TIME. The Share Exchange will become effective upon the proper filing of Articles of Share Exchange with the Secretary of State of the State of Nevada, or such other jurisdictions as required (the "EFFECTIVE TIME").

1.6 FRACTIONAL SHARES. No fraction of a share of Cool Common Stock will be issued upon such exchange of shares of E-Trend Common Stock. Instead amounts of shares will be rounded to the nearest whole number.

1.7 RESERVATION OF SHARES. Cool Delaware will reserve sufficient shares of Cool Common Stock for issuance pursuant to SECTIONS 1.3 AND 1.4.

1.8 ADJUSTMENTS TO EXCHANGE RATIO. The Exchange Ratio shall be equitably adjusted to reflect fully the effect of any stock split, reverse split, stock combination, stock dividend (including any dividend or distribution of securities convertible into Cool Common Stock or E-Trend Common Stock), reorganization, reclassification, recapitalization or other like change with respect to Cool Common Stock or E-Trend Common Stock, the effective date of which occurs after the date hereof and prior to the Effective Time.

1.9      DISSENTING SHARES.

         (a) Notwithstanding any provision of this Agreement to the contrary, any shares of E-Trend Common Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with the Nevada Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal or dissenters' rights ("DISSENTING SHARES") shall not be converted into or represent a right to receive Cool Common Stock pursuant to SECTIONS 1.2 and 1.3, but the holder thereof shall only be entitled to such rights as are granted by the Nevada Law.

         (b) Notwithstanding the provisions of SECTION 1.9(A), if any holder of shares of E-Trend Common Stock who demands appraisal of such shares under the Nevada Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of (i) the Effective Time or
                (ii) the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Cool Common Stock as provided in SECTIONS 1.2 and 1.3, without interest thereon, in accordance with SECTIONS 1.2 and 1.3.

         (c) E-Trend shall give Cool Delaware (i) prompt notice of its receipt of any written demands for appraisal of any shares of Cool Common Stock, withdrawals of such demands, and any other instruments relating to the Share Exchange received by E-

Share Exchange Agreement - Page 3

                Trend  and  (ii)  the   opportunity   to   participate   in  all
                negotiations   and  proceedings  with  respect  to  demands  for
                appraisal under the Nevada Law.

1.10 EXCHANGE OF CERTIFICATES. At Closing, or as soon as practicable thereafter, Cool shall have its transfer agent issue a letter of transmittal to each E-Trend Shareholder listed on SCHEDULE A hereto. After having received a completed letter of transmittal and certificates representing such E-Trend Shareholder's E-Trend Common Stock, the transfer agent shall deliver certificates representing the whole number of shares of Cool Common Stock into which such E-Trend Shareholder's shares of E-Trend Common Stock shall have been exchanged as set forth herein.

1.11 NO FURTHER OWNERSHIP RIGHTS IN E-TREND COMMON STOCK. All shares of E-Trend Common Stock issued upon the surrender for exchange of shares of E-Trend Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of E-Trend Common Stock, and there shall be no further registration of transfers on the records of the Company of shares of E-Trend Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates are presented to the Cool Delaware for any reason, they shall be canceled and exchanged as provided in this Article 1.

1.12 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any certificates evidencing shares of E-Trend Common Stock shall have been lost, stolen or destroyed, the transfer agent for Cool Delaware shall issue certificates representing such shares of Cool Common Stock in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof.


1.13 EXEMPTION FROM REGISTRATION. The shares of Cool Common Stock to be issued pursuant to SECTIONS 1.2 and 1.3 in connection with the Share Exchange will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the "SECURITIES ACT").

1.14 REPORTING OF SHARE EXCHANGE. For federal, state, and local income tax return reporting purposes, all parties agree to treat the Share Exchange as a nontaxable exchange under Section 368 of the Internal Revenue Code.

1.15 BOARD OF DIRECTORS OF COOL. Simultaneously at Closing, the number of directors of Cool shall be increased to eight. Except for Len Voth, all of the existing officers and directors of Cool shall resign from their positions and the following persons shall be appointed to fill the vacancies: Gregg Johnson, Trevor Hillman, Paul Miller, Donald Spear, Roy Grant, Martin McDonough, and William (Bill) Christie.

1.16 TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this

Share Exchange Agreement - Page 4

         Agreement, the officers and directors of Cool Delaware are fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.


                                   ARTICLE II
                                   THE CLOSING

2.1 TIME AND PLACE OF CLOSING. The closing of the Share Exchange (the "CLOSING") shall, unless otherwise agreed to in writing by the parties, take place at the law offices of Dorsey & Whitney LLP, 1420 5th Avenue, Seattle, Washington 98101, at 2:00 p.m., local time, on or prior to February 2, 2001.

2.2 OBLIGATIONS OF E-TREND AND THE E-TREND SHAREHOLDERS AT OR PRIOR TO THE CLOSING. At or prior to Closing, and subject to the satisfaction by Cool of its obligations hereunder, E-Trend and the E-Trend Shareholders shall deliver to Cool the following:

         (a) A copy of the Articles of Incorporation of E-Trend certified as of a date within ten days of the Closing by the Secretary of State of the State of Nevada and certified by the corporate secretary of E-Trend as to the absence of any amendments between the date of certification by the Secretary of State and the Closing;

         (b) A certificate from the Secretary of State of the State of Nevada as to the existence and good standing of E-Trend as of a date within ten days of the Closing;

         (c) A certificate of the corporate secretary of E-Trend attaching thereto true and correct copies of the bylaws of E-Trend;

         (d)    The certificate of E-Trend referred to in SECTION 6.1 hereof;

         (e) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from E-Trend by Cool or its counsel;

         (f) The certificates evidencing the shares of E-Trend Common Stock owned by the E-Trend Shareholders, duly endorsed for transfer to Cool; and

         (g) A legal opinion in the form required pursuant to SECTION 6.1 hereof.

2.3 OBLIGATIONS OF COOL AT OR PRIOR TO THE CLOSING. At or prior to Closing, and subject to the satisfaction by E-Trend of its obligations hereunder, Cool and/or Cool Delaware shall deliver to E-Trend and the E-Trend Shareholders the following:

         (a) A copy of the Articles of Incorporation of Cool certified as of a date within ten days of the Closing by the Secretary of State of the State of Colorado and certified

Share Exchange Agreement - Page 5
                by the corporate secretary of Cool as to the absence of any amendments between the date of certification by the Secretary of State and the Closing;

         (b) A certificate from the Secretary of State of the State of Colorado as to the existence and good standing of Cool as of a date within ten days of the Closing;

         (c) A certificate of the corporate secretary of Cool attaching thereto true and correct copies of the bylaws of Cool and the corporate resolutions duly adopted by the board of directors of Cool authorizing the consummation of the transactions contemplated hereby;

         (d) A copy of the Certificate of Incorporation of Cool Delaware, certified as of a date within ten days of the Closing by the Secretary of State of the State of Delaware and certified by the corporate secretary of Cool Subsidiary as to the absence of any amendments between the date of certification by the Secretary of State and the Closing;

         (e) A certificate from the Secretary of State of the State of Delaware as to the existence and good standing of Cool Delaware as of a date within ten days of the Closing;

         (f) A certificate of the corporate secretary of Cool Delaware attaching thereto true and correct copies of the bylaws of Cool Delaware and the corporate resolutions duly adopted by the board of directors of Cool Delaware authorizing the consummation of the transactions contemplated hereby;

         (g)    The certificate of Cool referred to in SECTION 6.2 hereof;

         (h) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from Cool by E-Trend or its counsel;

         (i) Certificates evidencing the Cool Common Stock to be issued to the E-Trend Shareholders pursuant to ARTICLE I hereof; and

         (j) A legal opinion in the form required pursuant to SECTION 6.2 hereof.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF E-TREND

Except as expressly set forth and specifically identified by the section number of this Agreement in the schedule delivered by E-Trend to Cool contemporaneously with the execution of this Agreement (the "E-TREND DISCLOSURE SCHEDULE"), E-Trend represents, warrants, and covenants to Cool as follows:



Share Exchange Agreement - Page 6
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3.1      ORGANIZATION   AND   QUALIFICATION.   E-Trend  is  a  corporation  duly
         organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to
         (a) own, lease and operate its properties and assets as they are now owned, leased and operated and (b) carry on its business as currently conducted and as proposed to be conducted. E-Trend is duly qualified or licensed to do business in each jurisdiction in which the failure to be so qualified or licensed could have a material adverse effect in the business, operations, properties, assets, liabilities, prospects, or condition (financial or otherwise) of E-Trend (hereinafter a "MATERIAL EFFECT").

3.2 CAPITALIZATION. The issued and outstanding capital stock of E-Trend consists of 8,853,734 shares of common stock. All of the issued and outstanding shares of capital stock of E-Trend are validly issued, fully paid, and nonassessable, and none of such shares has been issued in violation of the preemptive rights of any person.

3.3 SUBSIDIARIES AND AFFILIATES. Except as set forth in SECTION 3.3 of the E-Trend Disclosure Schedule, E-Trend does not own or hold, directly or indirectly, any equity, debt, or other interest in any entity or business or any option to acquire any such interest.

3.4 OPTIONS OR OTHER RIGHTS. Except as set forth in SECTION 3.4 of the E-Trend Disclosure Schedule, no options, warrants, calls, commitments or other rights to acquire, sell or issue shares of capital stock or other equity interests of E-Trend, whether upon conversion of other securities or otherwise, are issued or outstanding, and there is no agreement or understanding with respect to the voting of such capital stock or other equity interests.

3.5 OWNERSHIP OF SHARES. The shares of E-Trend Common Stock are owned of record and beneficially by the E-Trend Shareholders as set forth on Schedule A. To the knowledge of E-Trend, the E-Trend Shareholders possess full authority and legal right to sell, transfer, and assign the entire legal and beneficial ownership of the shares of E-Trend common stock, free from all liens, claims, and encumbrances of any kind.

3.6 VALIDITY AND EXECUTION OF AGREEMENT. E-Trend has the full legal right, capacity and power required to enter into, execute and deliver this Agreement and to carry out the transactions contemplated, subject to approval of the shareholders of E-Trend and the terms set forth in this Agreement. This Agreement has been duly executed and delivered by E-Trend and constitutes the valid and binding obligation of E-Trend, enforceable in accordance with its terms, subject to the qualification that enforcement of the rights and remedies created hereby is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

3.7 NO CONFLICT. Except as set forth in SECTION 3.7 of the E-Trend Disclosure Schedule and to the knowledge of E-Trend, none of the execution, delivery, or performance of this Agreement does or will: (a) result in any violation or be in conflict with or constitute a

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


         default under any term or provision of the Articles of Incorporation or bylaws of E-Trend or any term or provision of any judgment, decree, order, statute, injunction, rule, or regulation applicable to E-Trend that would cause a Material Effect, or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement, or other instrument or obligation to which E-Trend or is bound that would cause a Material Effect; (b) result in the creation of any material option, pledge, security interest, lien, charge, encumbrance, or restriction, whether imposed by agreement, understanding, law or otherwise, except those arising under applicable federal or state securities laws (hereinafter an "ENCUMBRANCE") upon any of the properties or assets of E-Trend pursuant to any such term or provision that would cause a
         Material Effect; or (c) constitute a default under, terminate, accelerate, amend or modify, or give any party the right to terminate, accelerate, amend, modify, abandon, or refuse to perform or comply with, any material contract, agreement, arrangement, commitment, or plan to which E-Trend is a party, or by which E-Trend or any of its properties or assets may be subject or bound that would cause a Material Effect.

3.8      CONSENTS  AND  APPROVALS.   No  federal,  state,  or  other  regulatory
         approvals are required to be obtained, nor any regulatory requirements complied with, by E-Trend in connection with the Share Exchange.

3.9      VIOLATION OF LAWS, PERMITS, ETC.

         (a) E-Trend is not in violation of any term or provision of its Articles of Incorporation or bylaws, or of any material term or provision of any judgment, decree, order, statute, law, injunction, rule, ordinance, or governmental regulation that is applicable to it and where the failure to comply with which would have a Material Effect.

         (b) E-Trend has maintained in full force and effect all certificates, licenses, and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

3.10 BOOKS AND RECORDS. The books and records of E-Trend (including, without limitation, the books of account, minute books, and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of E-Trend are complete and current in all material respects and, as applicable, accurately reflect all actions taken by the shareholders and the board of directors of E-Trend since the date of inception of E-Trend, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be.

3.11 E-TREND FINANCIAL STATEMENTS.. THE The audited balance sheet of E-Trend as of September 30, 2000, and the related audited statements of income, statements of cash flow and statements of shareholders equity for the period then ended (the "E-TREND FINANCIAL STATEMENTS"), true and complete copies of which have been delivered to Cool, present fairly, in all material respects, the financial position of E-Trend as at such dates and the results of

Share Exchange Agreement - Page 8
         operations of E-Trend for the period then ended, in accordance with generally accepted accounting principles ("GAAP") consistently applied for the period covered thereby.

3.12 UNDISCLOSED LIABILITIES. To the knowledge of E-Trend, E-Trend does not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise (all of the foregoing being collectively referred to as "LIABILITIES" and individually as a "LIABILITY"), of a kind required by GAAP to be set forth on a financial statement that is not fully and adequately reflected or reserved against on the E-Trend Financial Statements. E-Trend does not have any Liabilities, whether or not of a kind required by GAAP to be set forth on a financial statement, other than
         (a) Liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the E-Trend Financial Statements that are consistent with past practice and are included in the latest E-Trend Financial Statements, (b) Liabilities that are fully reflected on or reserved against on the latest balance sheet included in the E-Trend Financial Statements, or (c) as specifically disclosed in the E-Trend Financial Statements.

3.13 TITLE TO PROPERTY; ENCUMBRANCES. E-Trend has good and indefeasible title to and other legal right to use all properties and assets, real, personal and mixed, tangible and intangible, reflected as owned on the latest balance sheet included in the E-Trend Financial Statements or acquired after the date of such balance sheet, except for properties and assets disposed of in accordance with customary practice in the business or disposed of for full and fair value since the date of such balance sheet in the ordinary course of business consistent with past practice and except for matters that would not have a Material Effect.

3.14 TAXES. All returns, reports, information returns, or other documents (including any related or supporting information) filed or required to be filed with any federal, state, local, or foreign governmental entity or others authority in connection with the determination, assessment or collection of any Tax (whether or not such Tax is imposed on E-Trend) or the administration of any laws, regulations or administrative requirements relating to any Tax (hereinafter "TAX RETURNS"), reports and declarations of estimated tax or estimated tax deposit forms required to be filed by E-Trend have been duly and timely filed; E-Trend has paid all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding, employment, payroll, and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments and any expenses incurred in connection with the settlement of any tax liability (hereinafter "TAXES") which have become due whether pursuant to such returns or any assessment received by it or otherwise, and has paid all installments of estimated Taxes due; and all Taxes which E-Trend is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision (hereinafter

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


         "GOVERNMENTAL OR REGULATORY BODY"). There are no tax liens upon any of the assets or properties of E-Trend except for any lien, pledge, hypothecation,  mortgage,  security  interest,  claim,  lease,  charge, option, right of first refusal, easement, servitude, transfer restriction under any member or similar agreement, encumbrance or any other restriction or limitation whatsoever, other than (i) materialmen's, mechanics', repairmen's or other like liens arising in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings so long as such proceedings shall not involve any material danger of sale, forfeiture or loss of any part of the assets and shall have been disclosed to Cool hereunder, or (ii) any lien arising as a result of any act or omission of Cool (hereinafter "LIENS") for Taxes not yet due. E-Trend is not a party to any express tax settlement agreement, arrangement, policy or guideline, formal or informal (a "SETTLEMENT AGREEMENT"), and E-Trend does not have any obligation to make payments under any Settlement Agreement.

3.15     LITIGATION.

         (a) There is no action, proceeding, investigation, or inquiry pending or, to the best of E-Trend's knowledge, threatened (i) against or affecting any of E-Trend's assets or business that, if determined adversely to E-Trend, would result in a Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Share Exchange.

         (b) E-Trend has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, that should reasonably cause E-Trend to determine that there exists any basis for any material claim against E-Trend for any of the matters described in paragraph (a) above.

3.16 CONTRACTS AND OTHER AGREEMENTS. E-Trend has made available to Cool complete and correct copies of all material written agreements, contracts, and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all material oral agreements. Such agreements, contracts, and commitments are in full force and effect, and, to the best of E-Trend's knowledge, all other parties to such agreements, contracts, and commitments have performed all obligations required to be performed by them to date thereunder in all material respects and are not in default thereunder in any material respect.

3.17 ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE. All accounts receivable reflected on the balance sheet of E-Trend included in the E-Trend Financial Statements, and all accounts receivable arising subsequent to September 30, 2000, (a) have arisen from BONA FIDE sales transactions in the ordinary course of business on ordinary trade terms and (b) have been collected or are collectible in the ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms without valid set-off or counterclaim. E-Trend has made payments on accounts payable and other current obligations arising subsequent to September 30, 2000, in accordance with past practice of the business of E-Trend.

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


3.18 COMPENSATION ARRANGEMENTS; OFFICERS AND DIRECTORS. SECTION 3.18 to the E-Trend Disclosure Schedule sets forth: (a) the names of all present officers and directors of E-Trend and current annual salary, including any promised, expected or customary bonus or such other amount, and (b) the names and titles of all directors and officers of E-Trend. E-Trend has not made a commitment or agreement (verbally or in writing) to increase the compensation or to modify the conditions or terms of employment of any person listed in SECTION 3.18 to the E-Trend Disclosure Schedule. To the knowledge of E-Trend, none of such persons has made a threat to E-Trend to terminate such person's relationship with E-Trend.

3.19 ERISA. Except as set forth in SECTION 3.19 to the E-Trend Disclosure Schedule, there are no employee benefit plans as defined in ERISA ("PLANS") maintained for the benefit of, or covering, any employee, former employee, independent contractor or former independent contractor of E-Trend, or their dependents or their beneficiaries, or otherwise, now or heretofore contributed to by E-Trend, and no such Plan is or has ever been subject to ERISA.

3.20 OPERATIONS. Except as expressly authorized by this Agreement, and except as set forth in SECTION 3.20 to the E-Trend Disclosure Schedule, since the date of the latest E-Trend Financial Statements, E-Trend has not:

         (a) amended its Articles of Incorporation or By-Laws or merged with or into or consolidated with any other entity, or changed or agreed to rearrange in any manner the character of the business of E-Trend;

         (b) issued, sold or purchased options or rights to subscribe to, or entered into any contracts or commitments to issue, sell or purchase, any shares of its capital stock or other equity interests except in the ordinary course of business and consistent with past practices;

         (c) except for the issuance of the promissory note to Fictional Media Ltd. in the amount of $45,000 US, issued any note, bond or other debt security, created, incurred or assumed any indebtedness for borrowed money other than in the ordinary course of business in connection with trade payables, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

         (d) declared, set aside or paid any dividends or declared or made any other distributions of any kind to the shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or other equity interests;

         (e) knowingly waived any right of material value to the business of E-Trend;

Share Exchange Agreement - Page 11

         (f) made any change in its accounting methods or practices or made any changes in depreciation or amortization policies or rates adopted by it or made any material write-down of inventory or material write-off as uncorrectable of accounts receivable;

         (g) made any wage or salary increase or other compensation payable or to become payable or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives, or any accrual for or commitment or agreement to make or pay the same, other than increases made in the ordinary course consistent with past practice;

         (h) entered into any transactions with any of its affiliates, shareholders, officers, directors, employees, consultants, agents or other representatives (other than employment arrangements made in the ordinary course of business consistent with past practice), or any affiliate of any shareholder, officer, director, consultant, employee, agent or other representative;

         (i) made any payment or commitment to pay any severance or termination pay to any person or any of its officers, directors, employees, consultants, agents or other representatives, other than payments or commitments to pay such persons or their officers, directors, employees in the ordinary course of business;

         (j)    except in the ordinary  course of business,  incurred or assumed
                any  debt,   obligation  or  liability   (whether   absolute  or
                contingent and whether or not currently due and payable);

         (k) except for the purchase of assets from Fictional Media for $102,500 CDN and except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

         (l) except in the ordinary course of business, paid, directly or indirectly, any of its Liabilities before the same became due in accordance with their terms or otherwise than in the ordinary course of business, except to obtain the benefit of discounts available for early payment;

         (m) except for the issuance of a promissory note to Fictional Media Ltd. in the amount of $45,000 US and except in the ordinary course of business, created, incurred or assumed any indebtedness for borrowed money, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation, in each case in excess of $50,000 individually or in the aggregate;


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


         (n) except for the purchase of assets from Fictional Media Ltd. for $102,500 CDN and except in the ordinary course of business, made any capital expenditures or commitments for capital expenditures in aggregate amount exceeding $50,000; or

         (o) except in the ordinary course of business, terminated, failed to renew, amended or entered into any contract or other agreement of a type required to be disclosed pursuant to SECTION 3.16.

3.21 INTANGIBLE PROPERTY AND INTELLECTUAL PROPERTY. E-Trend possesses all of the necessary licenses, trademarks, trade names, domain names, patents (hereinafter "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct its business in the manner that is currently being conducted and anticipates conducting in the future. All of such Intellectual Property Rights are held in the name of E-Trend. To the knowledge of E-Trend, none of the Intangible Property of E-Trend infringes upon the rights of any other person in any material respect or, to the knowledge of E-Trend, is so infringed upon by any other person or its property. E-Trend has not received any notice of any claim of any other person relating to any of the Intangible Property or any process or confidential information of E-Trend and does not know of any basis for any such charge or claim. Except for the Intangible Property, no other material intellectual property or intangible property rights are required for E-Trend to conduct the business of E-Trend in the ordinary course consistent with past practice. Except as separately identified in SECTION 3.21 of the E-Trend Disclosure Schedule, no approval or consent of any person is needed so that the interest of E-Trend in the Intangible Property shall continue to be in full force and effect and enforceable by E-Trend following the transactions contemplated by this Agreement.

3.22 EMPLOYEE RELATIONS. E-Trend is not a party any agreement with any labor organization, collective bargaining or similar agreement with respect to its employees. There are no material complaints, grievances or arbitrations, employment-related litigation, administrative proceedings or controversies either pending or, to the knowledge of E-Trend, threatened, involving any employee, applicant for employment, or former employee of E-Trend against E-Trend. During the past five years, E-Trend has not suffered or sustained any labor dispute resulting in any work stoppage and no such work stoppage is, to the knowledge of E-Trend, threatened. To the knowledge of E-Trend, there are no attempts presently being made to organize any employees employed by E-Trend.

3.23     INSURANCE.   E-Trend  has  adequate   policies  of  insurance  for  its
         operations. E-Trend is not in default with respect to any material provision contained in any policy or binder of insurance and has not failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no outstanding unpaid claims under any such policy or binder which have gone unpaid for more than 45 days or as to which the carrier has disclaimed liability. E-Trend has not received any notice of cancellation or non-renewal of any such policy or binder. E-Trend has not received any notice from any of its insurance carriers that any insurance premiums will be materially increased in the


Share Exchange Agreement - Page 13
         future or that any existing insurance coverage will not be available in the future on substantially the same terms as now in effect.

3.24 LICENSES AND PERMITS. Except as set forth in SECTION 3.24 of the E-Trend Disclosure Schedule, E-Trend has obtained all material government permits, licenses, domain name and other registrations, and other consents and authorizations (federal, state, local and foreign) of any Governmental or Regulatory Body (collectively, "PERMITS") are required to be obtained by E-Trend in connection with its properties or the business of E-Trend. E-Trend has not received any notice of any claim of revocation of any such Permit and has no knowledge of any event which would be likely to give rise to such a claim.

3.25 BROKERS. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by E-Trend directly with Cool without the intervention of any other person on behalf of E-Trend in such manner as to give rise to any valid claim by any person against E-Trend or Cool for a finder's fee, brokerage commission or similar payment.

3.26 DISCLOSURE. To the knowledge of E-Trend, neither this Agreement, nor any Schedule or Exhibit to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF COOL

Except as expressly set forth and specifically identified by the section number of this Agreement in the schedule delivered by Cool to E-Trend contemporaneously with the execution of this Agreement (the "COOL DISCLOSURE Schedule"), Cool represents, warrants, and covenants to E-Trend as follows:

4.1 ORGANIZATION AND QUALIFICATION. Cool is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to (a) own, lease and operate its properties and assets as they are now owned, leased and operated and (b) carry on its business as currently conducted and as proposed to be conducted. Cool is duly qualified or licensed to do business in each jurisdiction in which the failure to be so qualified or licensed could have a Material Effect.

4.2 CAPITALIZATION. The issued and outstanding capital stock of Cool immediately prior to the Reorganization and Closing will consist of 38,340,636 shares of common stock, no par value per share. All of the issued and outstanding shares of capital stock of Cool are validly issued, fully paid, and nonassessable, and none of such shares have been issued in violation of the preemptive rights of any person. The
         Cool  Common   Stock  shall  be  validly   issued,   fully  paid,   and
         nonassessable.


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


4.3 SUBSIDIARIES AND AFFILIATES. Except as set forth in SECTION 4.3 of the Cool Disclosure Schedule, Cool does not own or hold, directly or indirectly, any equity, debt, or other interest in any entity or business or any option to acquire any such interest.

4.4 OPTIONS OR OTHER RIGHTS. Except as set forth in SECTION 4.4 of the Cool Disclosure Schedule, no options, warrants, calls, commitments or other rights to acquire, sell or issue shares of capital stock or other equity interests of Cool whether upon conversion of other securities or otherwise, are issued or outstanding except as set forth in the Cool Disclosure Schedule, and there is no agreement or understanding with respect to the voting of such capital stock or other equity interests.

4.5 VALIDITY AND EXECUTION OF AGREEMENT. Cool has the full legal right, capacity, and power required to enter into, execute, and deliver this Agreement and to carry out the transactions contemplated, subject to approval of the shareholders of Cool and the terms set forth in this Agreement. This Agreement has been duly and validly executed on behalf of Cool and is a valid and binding obligation of Cool, enforceable in accordance with its terms, subject to the qualification that enforcement of the rights and remedies created hereby is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and
         (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.6 NO CONFLICT. Except as set forth in SECTION 4.6 of the Cool Disclosure Schedule and to the knowledge of Cool, none of the execution, delivery, or performance of this Agreement does or will: (a) result in any violation or be in conflict with or constitute a default under any term or provision of the Articles of Incorporation or bylaws of Cool or any term or provision of any judgment, decree, order, statute, injunction, rule, or regulation applicable to Cool that would cause a Material Effect, or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement, or other instrument or obligation to which Cool is bound that would cause a Material Effect; (b) result in the creation of any Encumbrance upon any of the properties or assets of Cool pursuant to any such term or provision that would cause a Material Effect; or (c) constitute a default under, terminate, accelerate, amend or modify, or give any party the right to terminate, accelerate, amend, modify, abandon, or refuse to perform or comply with, any material contract, agreement, arrangement, commitment, or plan to which Cool is a party, or by which Cool or any of its properties or assets may be subject or bound that would cause a Material Effect.

4.7      CONSENTS  AND  APPROVALS.   No  federal,  state,  or  other  regulatory
         approvals are required to be obtained, nor any regulatory requirements complied with, by Cool in connection with the Share Exchange.

4.8      VIOLATION OF LAWS, PERMITS, ETC.

         (a) Cool is not in violation of any term or provision of its Articles of Incorporation or bylaws, or of any material term or
                provision  of  any  judgment,   decree,   order,


Share Exchange Agreement - Page 15
                statute, law, injunction, rule, ordinance, or governmental regulation that is applicable to it and where the failure to comply with which would have a Material Effect.

         (b) Cool has maintained in full force and effect all certificates, licenses, and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

4.9 BOOKS AND RECORDS. The books and records of Cool (including, without limitation, the books of account, minute books, and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of Cool are complete and current in all material respects and, as applicable, accurately reflect all actions taken by the shareholders and the board of directors of Cool since the date of inception of Cool, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be.

4.10     COOL FINANCIAL STATEMENTS.

         (a) The audited balance sheets of Cool as of June 30, 1999 and 2000, and the related audited statements of income, statements of cash flow and statements of shareholders equity for the years then ended, true and complete copies of which have been delivered to E-Trend, present fairly, in all material respects, the financial position of Cool as at such dates and the results of operations of Cool for the year then ended, in accordance with GAAP consistently applied for the periods covered thereby.

         (b) The unaudited balance sheet of Cool as of September 30, 2000 and the related statements of income, statements of cash flow and statements of shareholders equity for the three months then ended, true and complete copies of which have heretofore been delivered to E-Trend, present fairly, in all material respects, the financial position of Cool as of such date and the results of operations of Cool for the period then ended, in each case in accordance with GAAP consistently applied for the three-month period covered thereby.

         (c)    The financial  statements  referred to in paragraphs (a) and (b)
                above  are  hereinafter   referred  to  as  the  COOL  FINANCIAL
                STATEMENTS.

4.11 UNDISCLOSED LIABILITIES. To the knowledge of Cool, Cool does not have any Liabilities of a kind required by GAAP to be set forth on a financial statement that is not fully and adequately reflected or reserved against on the Cool Financial Statements. Cool does not have any Liabilities, whether or not of a kind required by GAAP to be set forth on a financial statement, other than (a) Liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the Cool Financial Statements that are consistent with past practice and are included in the latest Cool Financial Statements, (b)


Share Exchange Agreement - Page 16

         Liabilities that are fully reflected on or reserved against on the latest balance sheet included in the Cool Financial Statements, or (c) as specifically disclosed in the Cool Financial Statements.

4.12 TITLE TO PROPERTY; ENCUMBRANCES. Cool has good and indefeasible title to and other legal right to use all properties and assets, real, personal and mixed, tangible and intangible, reflected as owned on the latest balance sheet included in the Cool Financial Statements or acquired after the date of such balance sheet, except for properties and assets disposed of in accordance with customary practice in the business or disposed of for full and fair value since the date of such balance sheet in the ordinary course of business consistent with past practice and except for matters that would not have a Material Effect.

4.13 TAXES. All Tax Returns, reports and declarations of estimated tax or estimated tax deposit forms required to be filed by Cool have been duly and timely filed; Cool has paid all Taxes which have become due whether pursuant to such returns or any assessment received by it or otherwise, and has paid all installments of estimated Taxes due; and all Taxes which Cool is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper Governmental or Regulatory Body. There are no tax liens upon any of the assets or properties of Cool except for Liens for Taxes not yet due. Cool is not a party to any Settlement Agreement, and Cool does not have any obligation to make payments under any Settlement Agreement.

4.14     LITIGATION.

         (a) There is no action, proceeding, investigation, or inquiry pending or, to the best of Cool's knowledge, threatened (i) against or affecting any of Cool's assets or business that, if determined adversely to Cool, would result in a Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Share Exchange.

         (b) Cool has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, that should reasonably cause Cool to determine that there exists any basis for any material claim against Cool for any of the matters described in paragraph (a) above.

4.15 CONTRACTS AND OTHER AGREEMENTS. SECTION 4.15 to the Cool Disclosure Schedule contains a complete and correct list as of the date hereof of all material agreements, contracts, and commitments (and all amendments thereto), written or oral, to which Cool is a party or by which any of its properties is bound. Cool has made available to E-Trend complete and correct copies of all material written agreements, contracts, and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all material oral agreements. Such agreements, contracts, and commitments are in full force and effect, and, to the best of Cool's knowledge, all other parties to such agreements, contracts, and commitments have performed all obligations


Share Exchange Agreement - Page 17
         required to be performed by them to date thereunder in all material respects and are not in default thereunder in any material respect.

4.16 COMPENSATION ARRANGEMENTS; OFFICERS, DIRECTORS AND EMPLOYEES. Cool does not pay any compensation to any of its officers and directors and has no employees. Cool has not made a commitment or agreement (verbally or in writing) to pay any compensation to such persons.

4.17 ERISA. There are no Plans maintained for the benefit of, or covering, any employee, former employee, independent contractor or former independent contractor of Cool or their dependents or their beneficiaries, or otherwise, now or heretofore contributed to by Cool and no such Plan is or has ever been subject to ERISA.

4.18 OPERATIONS. Except as expressly authorized by this Agreement, or except as set forth in SECTION 4.18 to the Cool Disclosure Schedule, since the date of the latest Cool Financial Statements, Cool has not:

         (a) amended its Articles of Incorporation or By-Laws or merged with or into or consolidated with any other entity, or changed or agreed to rearrange in any manner the character of the business of Cool;

         (b) issued, sold or purchased options or rights to subscribe to, or entered into any contracts or commitments to issue, sell or purchase, any shares of its capital stock or other equity interests;

         (c) entered into, amended or terminated any (i) employment agreement or collective bargaining agreement, (ii) adopted, entered into or amended any arrangement which is, or would be, a Plan or
                (iii) made any change in any actuarial methods or assumptions used in funding any Plan or in the assumptions or factors used in determining benefit equivalencies thereunder;

         (d) issued any note, bond or other debt security, created, incurred or assumed any indebtedness for borrowed money other than in the ordinary course of business in connection with trade payables, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

         (e) declared, set aside or paid any dividends or declared or made any other distributions of any kind to the shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or other equity interests;

         (f) knowingly waived any right of material value to the business of Cool;

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


         (g) made any change in its accounting methods or practices or made any changes in depreciation or amortization policies or rates adopted by it or made any material write-down of inventory or material write-off as uncorrectable of accounts receivable;

         (h) made any wage or salary increase or other compensation payable or to become payable or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives, or any accrual for or commitment or agreement to make or pay the same, other than increases made in the ordinary course consistent with past practice;

         (i) entered into any transactions with any of its affiliates, shareholders, officers, directors, employees, consultants, agents or other representatives (other than employment arrangements made in the ordinary course of business consistent with past practice), or any affiliate of any shareholder, officer, director, consultant, employee, agent or other representative;

         (j) made any payment or commitment to pay any severance or termination pay to any person or any of its officers, directors, employees, consultants, agents or other representatives, other than payments or commitments to pay such persons or their officers, directors, employees in the ordinary course of business;

         (k) except in the ordinary course of business and subject to the provisions of SECTION 5.2 hereof, (i) entered into any lease (as lessor or lessee), (ii) sold, abandoned or made any other disposition of any of its assets or properties other than in the ordinary course of business consistent with past practice, (iii) granted or suffered any Lien on any of its assets or properties other than sales of inventory in the ordinary course of business, or (iv) entered into or amended any material contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject, or pursuant to which it agrees to indemnify any person or to refrain from competing with any person, in each case or type required to be disclosed pursuant to SECTION 4.15 hereof;

         (l)    except in the ordinary  course of business,  incurred or assumed
                any  debt,   obligation  or  liability   (whether   absolute  or
                contingent and whether or not currently due and payable);

         (m) except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

         (n) except in the ordinary course of business, paid, directly or indirectly, any of its Liabilities before the same became due in accordance with their terms or otherwise

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

                than in the ordinary course of business, except to obtain the benefit of discounts available for early payment;

         (o) except in the ordinary course of business, created, incurred or assumed any indebtedness for borrowed money, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation, in each case in excess of $5,000 individually or in the aggregate;

         (p)    except in the  ordinary  course of  business,  made any  capital
                expenditures   or  commitments   for  capital   expenditures  in
                aggregate amount exceeding $5,000; or

         (q) except in the ordinary course of business and subject to the provisions of SECTION 5.2 hereof, terminated, failed to renew, amended or entered into any contract or other agreement of a type required to be disclosed pursuant to SECTION 4.15.

4.19 INTANGIBLE PROPERTY AND INTELLECTUAL PROPERTY. Cool possesses all of the necessary Intellectual Property Rights necessary to conduct its business in the manner that is currently being conducted and anticipates conducting in the future. All of such Intellectual Property Rights are held in the name of Cool. To the knowledge of Cool, none of the Intangible Property of Cool infringes upon the rights of any other person in any material respect or, to the knowledge of Cool, is so infringed upon by any other person or its property. Cool has not received any notice of any claim of any other person relating to any of the Intangible Property or any process or confidential information of Cool and does not know of any basis for any such charge or claim. Except for the Intangible Property, no other material intellectual property or intangible property rights are required for Cool to conduct the business of Cool in the ordinary course consistent with past practice. Except as separately identified in SECTION 4.19 of the Cool Disclosure Schedule, no approval or consent of any person is needed so that the interest of Cool in the Intangible Property shall continue to be in full force and effect and enforceable by Cool following the transactions contemplated by this Agreement.

4.20 INSURANCE. Cool has not maintained any policies of insurance for its operations

4.21 LICENSES AND PERMITS. Except as set forth in SECTION 4.21 of the Cool Disclosure Schedule, no Permits are required to be obtained by Cool in connection with its properties or the business of Cool. Cool has not received any notice of any claim of revocation of any such Permit and has no knowledge of any event which would be likely to give rise to such a claim.

4.22 BROKERS. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by E-Trend directly with Cool without the intervention of any other person on behalf of Cool in such manner as to give rise to any valid claim by any person against E-Trend or Cool for a finder's fee, brokerage commission or similar payment.


Share Exchange Agreement - Page 20

4.23 APPROVAL OF SHARE EXCHANGE. The board of directors of Cool has approved the Share Exchange without reservation or qualification.

4.24 SEC REPORTING STATUS. Cool filed a registration statement under Section 12(g) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") which was declared effective on February 9, 2000. Since that date, Cool has filed with the Securities and Exchange Commission ("SEC") all reports required to be filed pursuant to Section 13 of the Exchange Act. It has not filed a certification on Form 15 pursuant to Rule 12h-3 of the Exchange Act.

4.25 INVESTMENT COMPANY. Cool is not an investment company within the meaning of Section 3 of the Investment Company Act.

4.26 OTC BULLETIN BOARD STATUS. The Cool Common Stock is approved for trading on the OTC Bulletin Board under the symbol "CULE".

4.27 NEWLY ORGANIZED ENTITY. Cool Delaware will be organized in Delaware for the purposes of the Reorganization. Cool Delaware shall have authorized capital of 80,000,000 shares of common stock, $0.0001 par value, and 20,000,000 shares of preferred stock, $0.0001 par value. Cool Delaware will not be a party to any other agreement except for this Agreement, and will have no liabilities or obligations of any kind other than its obligations under this Agreement and its obligations for Taxes that are payable by virtue of its existence as a corporation.

4.28 DISCLOSURE. To the knowledge of Cool, neither this Agreement, nor any Schedule or Exhibit to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V
                            ACTIONS PRIOR TO CLOSING

5.1 CORPORATE EXAMINATIONS AND INVESTIGATIONS. At or prior to the Closing Date, each of Cool, Cool Delaware and E-Trend shall be entitled to make such investigation of the assets, properties, business and operations of the other and such examination of the books, records, Tax Returns, financial condition and operations of the other as each may wish. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and Cool, Cool Delaware and E-Trend shall cooperate fully therein. In order that each of Cool, Cool Delaware and E-Trend may have full opportunity to make such a business, accounting and legal review, examination or investigation as it may wish of the business and affairs of the other, Cool, Cool Delaware or E-Trend, as the case may be, shall furnish to the other during such period all such information and copies of such documents concerning its affairs as Cool, Cool Delaware or E-Trend may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully and provide all material facts affecting its financial condition

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

         and business operations. Until the Closing and if the Closing shall not occur, thereafter, Cool, Cool Delaware, E-Trend, and its respective affiliates shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement and after termination of this Agreement, Cool, Cool Delaware, E-Trend, and its respective affiliates shall not disclose, nor use for their own benefit, any information or documents obtained from the other concerning its assets, properties, business and operations, unless (a) readily ascertainable from public or published information, or trade sources, (b) received from a third party not under an obligation to Cool, Cool Delaware or E-Trend, as the case may be, to keep such information confidential or (c) required by any Law or Order. If this transaction does not close for any reason, Cool, Cool Delaware, E-Trend, and its respective affiliates shall return or destroy all such confidential information and compilations thereof as is practicable, and shall certify such destruction or return to Cool, Cool Delaware or E-Trend, as the case may be.

5.2 CONDUCT AND PRESERVATION OF BUSINESS OF COOL. Due to the fact that Cool shareholders owning a majority of the issued and outstanding shares of Cool Common Stock have approved the Reorganization, the Share Exchange, and the transactions contemplated under this Agreement, Cool and E-Trend determined that E-Trend should take over operation of Cool's website as of December 1, 2000. Accordingly, from the date hereof through the Closing Date, Cool shall cause its corporate existence and status as a reporting issuer with the SEC to be continued in the ordinary course in the same manner as it has been conducted since it inception. Cool shall advise E-Trend of all invoices it receives and any expenditure it incurs after November 30, 2000. Cool covenants that, except with the prior written consent of E-Trend, which consent shall not be unreasonably withheld, Cool will not:

         (a) Do any of the restricted acts set forth in SECTION 4.18 hereof, or enter into any agreement of a nature set forth in SECTION
                4.15 hereof; or

         (b) Enter into any transaction other than in the ordinary course of business.

5.3 CONDUCT AND PRESERVATION OF BUSINESS OF E-TREND. From the date hereof through the Closing Date, E-Trend shall cause its business to be conducted in the ordinary course and in the same manner as it has been conducted since its inception. E-Trend covenants that, except with the prior written consent of Cool, which consent shall not be unreasonably withheld, E-Trend will not:

         (a) Do any of the restricted acts set forth in SECTION 3.20 hereof, or enter into any agreement of a nature set forth in SECTION
                3.16 hereof; or

         (b) Enter into any transaction other than in the ordinary course of business.

         Further, E-Trend shall use commercially reasonable efforts to (i) preserve intact its business, assets, properties and organizations,
         (ii) keep  available the services of its present

Share Exchange Agreement - Page 22
         officers, employees, consultants and agents; and (iii) maintain its present suppliers and customers and preserve its goodwill.

5.4 ADVICE OF CHANGES. E-Trend will promptly advise Cool in writing from time to time prior to the Closing with respect to any matter hereafter arising and known to them that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the E-Trend Disclosure Schedule or would have resulted in any representation of E-Trend in this Agreement being untrue. Cool will promptly advise E-Trend in writing from time to time prior to the Closing with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Cool Disclosure Schedule or would have resulted in any representation of Cool in this Agreement being untrue in any material respect.

5.5 OTC BULLETIN BOARD. Cool will use its best efforts to maintain the listing on the OTC Bulletin Board of the Cool Common Stock. Cool shall take the necessary action to notify the OTC Bulletin Board and NASD Regulation of the Reorganization in a timely manner.

5.6 SEC REPORTS. Cool shall file with the SEC all reports and other documents that are required by the Exchange Act and the rules and regulations promulgated thereunder to be filed in connection with this transactions contemplated by this Agreement.

5.7 REORGANIZATION. Cool shall take all necessary actions to facilitate the Reorganization, including incorporating Cool Delaware, obtaining a new CUSIP number, arranging for the printing of new stock certificates, and notifying the market in a timely manner.

5.8 SHAREHOLDER APPROVALS. Each of Cool and E-Trend shall, as expeditiously as possible, take all actions necessary to obtain the approval of its shareholders of the transactions contemplated by this Agreement as required by the laws of Colorado or Nevada, as the case may be.

5.9 OTHER AGREEMENTS. E-Trend, Cool, and Cool Delaware agree to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, the obtaining of all necessary waivers, consents and approvals and the effecting of all necessary registrations and filings, including, but not limited to, submissions of information requested by Governmental or Regulatory Bodies and any other persons required to be obtained by them for the consummation of the closing and the continuance in full force and effect of the permits, contracts and other agreements set forth on the Schedules to this Agreement.


Share Exchange Agreement - Page 23

                                   ARTICLE VI
                         CONDITIONS PRECEDENT TO CLOSING

6.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF COOL TO COMPLETE THE CLOSING. The obligations of Cool to enter into and complete the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived by Cool:

         (a) (i) All of the terms, covenants, and conditions of this Agreement to be complied with or performed by E-Trend at or before the Closing shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of E-Trend set forth in Article III shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing, and (iii) Cool shall have received a certificate to such effect from E-Trend, specifically referencing SECTIONS 3.7 AND 3.8. E-Trend shall provide a certificate from its transfer agent as to the representations contained in SECTION 3.2.

         (b) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental or Regulatory Bodies required to be obtained by E-Trend in order to permit the transactions contemplated by this Agreement to be consummated in accordance with agreements and court orders applicable to E-Trend and applicable governmental laws, rules, regulations and agreements shall have been obtained and any waiting period thereunder shall have expired or been terminated, and Cool shall have received a certificate from E-Trend to such effect.

         (c) All actions, proceedings, instruments, and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions, and procedures in connection therewith, shall have been approved in form and substance by counsel for Cool, which approval shall not be unreasonably withheld.

         (d) E-Trend shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by Cool or its counsel.

         (e)    E-Trend shall not have suffered any Material Effect.

         (f) No material information or data provided or made available to Cool by or on behalf of E-Trend shall be incorrect in any material respect.

         (g) No investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened by any state or federal governmental or regulatory authority, against E-Trend or any of its


Share Exchange Agreement - Page 24
                affiliates, associates, officers, or directors seeking to restrain, prevent, or change in any material respect the transactions contemplated hereby or seeking damages in connection with such transactions that are material to E-Trend.

         (h) Counsel to E-Trend shall have delivered to Cool on and as of the Closing Date an opinion to Cool substantially as to the matters set forth in SECTIONS 3.1 AND 3.6., all subject to customary limitations reasonably acceptable to counsel to Cool.

         (i) E-Trend shall have provided audited financial statements of E-Trend covering the latest completed fiscal year in a form suitable for filing with the SEC.

         (j) All of the E-Trend Shareholders approving the Share Exchange shall have acknowledged that the shares of Cool Common Stock are restricted securities under the Securities Act and represent that such E-Trend Shareholder (i) is acquiring the Cool Common Stock for his own account without a view to distribution within the meaning of the Securities Act; (ii) has received from Cool its filings with the Securities and Exchange Commission and all other information that he has deemed necessary to make an informed investment decision with respect to an investment in Cool in general and the Cool Common Stock in particular; (iii) is financially able to bear the economic risks of an investment in Cool; and (iv) has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to the Cool Common Stock so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Cool Common Stock. Such acknowledgment shall also indicate that each E-Trend Shareholder understands and agrees that the certificates evidencing the Cool Common Stock shall bear the usual restrictive legend pertaining to Rule 144 under the Securities Act and that the Cool Common Stock will not be transferable except under an effective registration statement under the Securities Act or in accordance with available exemptions from registration under the Securities Act. Such acknowledgment shall be substantially in the form attached hereto as EXHIBIT A.

         (k) E-Trend shall have received the necessary approvals from at least 90% of its shareholders to proceed with the transactions contemplated herein.

6.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF E-TREND TO COMPLETE THE CLOSING. The obligations of E-Trend to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date, of the following conditions, any one or more of which may be waived by E-Trend:

         (a) (i) All of the terms, covenants, and conditions of this Agreement to be complied with or performed by Cool and Cool Delaware at or before the Closing shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of Cool set forth in Article IV shall be true in all

Share Exchange Agreement - Page 25
                material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing, and (iii) E-Trend shall have received a certificate to such effect from Cool and Cool Delaware.

         (b) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental or Regulatory Bodies required to be obtained by Cool and Cool Delaware in order to permit the transactions contemplated by this Agreement to be consummated in accordance with agreements and court orders applicable to Cool and Cool Delaware and applicable governmental laws, rules, regulations and agreements shall have been obtained and any waiting period thereunder shall have expired or been terminated, and E-Trend shall have received a certificate from Cool and Cool Delaware to such effect.

         (c) All actions, proceedings, instruments, and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions, and procedures in connection therewith, shall have been approved in form and substance by counsel for E-Trend, which approval shall not be unreasonably withheld.

         (d) Cool and Cool Delaware shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by E-Trend or its counsel.

         (e) Neither Cool nor Cool Delaware shall have suffered any Material Effect.

         (f) No material information or data provided or made available to E-Trend by or on behalf of Cool or Cool Delaware shall be incorrect in any material respect.

         (g) No investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened by any state or federal governmental or regulatory authority, against Cool or Cool Delaware or any of its affiliates, associates, officers, or directors seeking to restrain, prevent, or change in any material respect the transactions contemplated hereby or seeking damages in connection with such transactions that are material to Cool.

         (h)    Counsel  to Cool and  Cool  Delaware  shall  have  delivered  to
                E-Trend on and as of the Closing Date an opinion to E-Trend substantially as to the matters set forth in SECTIONS 4.1, 4.2, 4.3, 4.4, 4.5, 4.6., AND 4.7, all subject to customary limitations reasonably acceptable to counsel to E-Trend.

         (i) The Cool Common Stock shall be approved for listing on the OTC Bulletin Board.


Share Exchange Agreement - Page 26

         (j)    Cool  shall  satisfy  (i) the filing  requirements  set forth in
                Section 13 of the Exchange Act and (ii) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

         (k)    Cool shall have changed its name to "E-Trend Networks, Inc."

         (l) Cool shall have received the necessary approvals from its shareholders to proceed with the transactions contemplated herein, including a change of domicile to the State of Delaware and a 1-for-100 reverse stock split.

         (m) All option agreements and/or plans, warrants to purchase securities, or other instruments convertible into securities of Cool which have been issued or granted to each of Len Voth, Marc Belcourt, and William Hadcock shall have been surrendered and/or cancelled.

         (n) E-Trend shall have received a certified statement from the auditors of Cool certifying that as of November 30, 2000 that the only liabilities of Cool are as set out in such certificate, that the total amount of current and long-term debt of Cool, excluding (a) amounts owed to Fictional Media Ltd. and (b) legal and accounting expenses incurred in connection with the transactions contemplated hereby since November 6, 2000, does not exceed $75,000, and that to the best of such auditors' knowledge, there are no material outstanding contingent and/or tax liabilities of Cool other than as identified in such certificate.

         (o) Cool shall have received the necessary approvals from its shareholders to adopt the form of stock option plan as set out herein as EXHIBIT B.

         (p) Each of Len Voth, Marc Belcourt, and William Hadcock shall have entered into an agreement wherein each agrees not to sell his shares of Cool pursuant to Rule 144 for a period of one year from the date of Closing.

         (q) Fictional Media Ltd. shall have accepted a promissory note from Cool, convertible into 25,000 restricted shares of Cool Common Stock, in full and complete payment of all amounts owed to Fictional Media Ltd. by Cool.

         (r) E-Trend Shareholders holding no more than 10% of the issued and outstanding E-Trend common stock shall have perfected appraisal rights for their shares in accordance with the Nevada Law.


                                   ARTICLE VII
                             POST-CLOSING COVENANTS

The parties covenant to take the following actions after the Closing Date:


Share Exchange Agreement - Page 27

7.1 FURTHER INFORMATION. Following the Closing, each party will afford to the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data of E-Trend or Cool, as the case may be, relating to the business of E-Trend or Cool in their possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party (a) to facilitate the investigation, litigation and final disposition of any claims which may have been or may be made against any party or its affiliates and (b) for any other reasonable business purpose.

7.2 RECORD RETENTION. Each party agrees that for a period of not less than five years following the Closing Date, such party shall not destroy or otherwise dispose of any of the Books and Records of E-Trend or Cool relating to the business of E-Trend or Cool in his or its possession with respect to periods prior to the Closing Date. Each party shall have the right to destroy all or part of such Books and Records after the fifth anniversary of the Closing Date or, at an earlier time by giving each other party hereto 30 days prior written notice of such intended disposition and by offering to deliver to the other party or parties, at the other party's or parties' expense, custody of such Books and Records as such party may intend to destroy.

7.3 POST-CLOSING ASSISTANCE. E-Trend and Cool will provide each other with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information that may be reasonably relevant to such return, audit or examination, proceedings or determination. The party requesting assistance shall reimburse the other party for reasonable out-of-pocket expenses incurred in providing such assistance. Any information obtained pursuant to this SECTION 7.3 or pursuant to any other Section hereof providing for the sharing of information or the review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the parties hereto.

7.4 SEC REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Cool Common Stock to the public without registration, from and after the Closing, the new management of Cool Delaware will:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

         (b) file with the SEC in a timely manner all reports and other documents required of Cool under the Exchange Act; and

         (c) continue a listing with a recognized securities manual for a period of at least three years after the Closing.


Share Exchange Agreement - Page 28

                                  ARTICLE VIII
                                    SURVIVAL

8.1 SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Notwithstanding any investigation conducted or notice or knowledge obtained by or on behalf of any party hereto, each agreement in this Agreement shall survive the Closing without limitation as to time until fully performed and each representation and warranty in this Agreement or in the
         Exhibits, Schedules or certificates delivered pursuant to this Agreement shall survive the Closing for a period of two years (other than the representations and warranties contained in SECTION 3.5 which shall survive the Closing without limitation as to time, and other than the representations and warranties contained in SECTION 3.14, which shall survive the Closing until the earlier of (i) three and one-half years from the Closing Date and (ii) three years following the date on which Cool files the Tax Return relating to the taxable period from June 30, 2000 through the Closing Date). Notice must be given to the party from whom indemnification is sought of any claim for indemnification under Article VIII prior to the termination of the relevant survival period.

                                   ARTICLE IX
                            TERMINATION OF AGREEMENT

9.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing as follows:

         (a)    by mutual written consent of Cool and E-Trend;

         (b) by Cool or E-Trend by written notice to the other party hereto, if the Closing shall not have occurred on or prior to the close of business on February 2, 2001 (unless such event has been caused by a breach of this Agreement by the party seeking such termination);

         (c) by Cool or by E-Trend if a Governmental or Regulatory Body has permanently enjoined or prohibited consummation of the Share Exchange and such court or government action is final and nonappealable;

         (d) by Cool if E-Trend has failed to comply in any material respect with any of its covenants or agreements under this Agreement that are required to be complied with prior to the date of such termination; or

         (e) by E-Trend if Cool has failed to comply in any material respect with any of its covenants or agreements under this Agreement that are required to be complied with prior to the date of such termination.

         Should E-Trend terminate this Agreement for any reason other than a default by Cool as described in SECTION 9.1(E) hereof, E-Trend shall be liable for all damages caused by the

Share Exchange Agreement - Page 29
         failure to close. Similarly, if Cool should terminate this Agreement for any reason other than a default by E-Trend as described in SECTION 9.1(D) hereof, Cool shall be liable for all damages caused by the failure to close.

9.2      SURVIVAL AFTER TERMINATION. If this Agreement is terminated pursuant to
         SECTION 9.1, (a) this Agreement shall become null and void and of no further force and effect, except for the provisions of SECTION 5.1 relating to the obligation to keep confidential certain information and
         (b) there shall be no liability on the part of E-Trend or Cool or their respective affiliates.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1 EXPENSES. E-Trend shall be responsible for the reasonable legal and accounting fees in connection with the Share Exchange.

10.2 FURTHER ASSURANCES. At any time and from time to time after the Closing Date at the request of Cool, and without further consideration, E-Trend will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Cool may reasonably deem necessary or desirable in order to transfer, convey and assign the Shares to Cool and to assist Cool in exercising all rights with respect thereto. The parties shall use their best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any document or other papers, the execution and delivery of which are conditions precedent to the Closing.

10.3 NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier or certified or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person, sent by facsimile transmission and confirmed in writing within three (3) business days thereafter or sent by prepaid air courier or (b) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this SECTION 10.3):

                    If to E-Trend:

                           E-Trend Networks, Inc.
                           5919 - 3rd Street, S.E.
                           Calgary, Alberta T2H 1K3 Canada
                           Attention:    Gregg Johnson, President


Share Exchange Agreement - Page 30
                    with a copy to:

                           Dorsey & Whitney LLP
                           U.S. Bank Centre
                           1420 Fifth Avenue, Suite 400
                           Seattle, Washington 98101
                           Attention:  Kenneth Sam, Esq.

                    If to Cool:

                           Cool Entertainment, Inc.
                           10900 N.E. 8th Street, Suite 900
                           Bellevue, Washington 98004
                           Attention:    William Hadcock, President

                  with a copy to:

                           Dill Dill Carr Stonbraker & Hutchings, P.C.
                           455 Sherman Street, Suite 300
                           Denver, Colorado 80203
                           Attention:    Fay M. Matsukage, Esq.

10.4 MEDIATION. The parties hereto encourage the prompt and equitable settlement of all controversies or claims (a "DISPUTE") between or among the parties and their affiliates including but not limited to those arising out of or relating to this Agreement or the transactions contemplated hereby. At any time, either party can give the other written notice that it desires to settle a Dispute. Within 10 days of delivery of such notice, the parties agree to cause their officers having authority to resolve such differences to meet for two out of four continuous days (the "NEGOTIATION PERIOD"), the parties agree to submit their Dispute to a mediator to work with them to resolve their differences. Such mediator shall be selected by mutual agreement of the parties. The parties shall participate in the mediation proceeding in good faith with the intention to settle. The mediation shall be conducted pursuant to the rules generally used by the mediator in the mediator's practice, which rules may be modified or amended with the written consent of the parties. No later than three business days prior to the mediation, each party shall deliver to the mediator all information reasonably required for the mediator to understand the Dispute and the issues presented. The mediation shall be determined upon the first to occur of the following: (i) by the execution of a settlement agreement resolving the Dispute by the parties; (ii) by a written declaration of the mediator to the effect that further efforts at mediation are no longer worthwhile; or (iii) after the completion of two full days of mediation effect that mediation proceedings are terminated. No party shall sue any other party hereto in connection with any Dispute, except for enforcement of the negotiation and mediation process set forth herein, and the arbitration provisions set forth in SECTION 10.5 hereof shall not be applicable, in each case, prior to termination of the Negotiation Period and of the mediation as provided above.


Share Exchange Agreement - Page 31

10.5 ARBITRATION. Any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement or the agreements or transactions contemplated by this Agreement shall be finally settled by binding arbitration. The arbitration shall be conducted and the arbitrator chosen in accordance with the rule of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of Cool and E-Trend. In connection with any such arbitration, each party shall be afforded the opportunity to conduct discovery in accordance with the Federal Rules of Civil Procedure.

         (a) The seat of the arbitration shall be in Seattle, Washington. E-Trend and Cool hereby irrevocably submits to the jurisdiction of the arbitrator in Washington, and waives any defense in an arbitration based upon any claim that such party is not subject personally to the jurisdiction of such arbitrator, that such arbitration is brought in an inconvenient format, or that such venue is improper.

         (b) The arbitral award shall be in writing and shall be final and binding on each of the parties to this Agreement. The award may include an award of costs, including reasonable attorneys' fees and disbursements. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets. E-Trend and Cool acknowledge and agree that by agreeing to these arbitration provisions each of the parties hereto is waiving any right that such party may have to a jury trial with respect to the resolution of any dispute under this Agreement or the agreements or transactions contemplated hereby.

10.6 PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Cool and E-Trend except as may be required by applicable law or the rules and regulations of the applicable regulatory authorities.

10.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

10.8 WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof

10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

10.10 BINDING EFFECT, NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This


Share Exchange Agreement - Page 32

         Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto except by operation of law and any other purported assignment shall be null and void.

10.11 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

10.12 EXHIBITS AND SCHEDULES. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

10.13 EFFECT OF DISCLOSURE ON SCHEDULES. Any item disclosed on any Schedule to this Agreement shall only be deemed to be disclosed in connection with (a) the specific representation and warranty to which such
         Schedule is expressly referenced, (b) any specific representation and warranty which expressly cross-references such Schedule and (c) any specific representation and warranty to which any other Schedule to this Agreement is expressly referenced if such other Schedule expressly cross-references such Schedule.

10.14 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

10.15 SEVERABILITY OF PROVISIONS. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        COOL:


                                        COOL ENTERTAINMENT, INC.


                                        By: /S/ WILLIAM HADCOCK
                                           ------------------------------------
                                        Name:     William Hadcock
                                        Title:   President


                                        COOL DELAWARE:


                                        E-TREND NETWORKS, INC.
                                        (A TO-BE-FORMED DELAWARE CORPORATION)
                                        BY COOL ENTERTAINMENT, INC.


                                        By: /S/ WILLIAM HADCOCK
                                           ------------------------------------
                                        Name:  William Hadcock
                                        Title:  President


                                        E-TREND:


                                        E-TREND NETWORKS, INC.


                                        By: /S/ GREGG JOHNSON
                                           ------------------------------------
                                        Name:  Gregg Johnson
                                        Title:  President



Share Exchange Agreement - Page 34

                                   APPENDIX B
                      COLORADO DISSENTERS' RIGHTS STATUTE

                            COLORADO REVISED STATUTES


PART 1
RIGHT OF DISSENT -
PAYMENT FOR SHARES

7-113-101. Definitions.
7-113-102. Right to dissent.
7-113-103. Dissent by nominees and beneficial owners.

PART 2
PROCEDURE FOR EXERCISE
OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.
7-113-202. Notice of intent to demand payment.
7-113-203. Dissenters' notice.
7-113-204. Procedure to demand payment.
7-113-205. Uncertificated shares.
7-113-206. Payment.
7-113-207. Failure to take action.
7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.
7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

PART 3
JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.
7-113-302. Court costs and counsel fees.



                                     PART 1
                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES


7-113-101.        Definitions. For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.


7-113-102.        Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the corporation is a party if:

            (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

            (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

      (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

      (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

      (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

      (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

      (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

      (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limit ation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

      (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

      (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

      (c)   Cash in lieu of fractional shares; or

      (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2)   (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


7-113-103.        Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

      (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

      (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


                                     PART 2
                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS


7-113-201.        Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202
      (2).


7-113-202.        Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

      (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

      (b)   Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3)   A shareholder who does not satisfy the requirements of subsection (1) or
      (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


7-113-203.        Dissenters' notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

      (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

      (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

      (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

      (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

      (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

      (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

      (g)   Be accompanied by a copy of this article.


7-113-204.        Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

      (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

      (b)   Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


7-113-205.        Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


7-113-206.        Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

      (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

      (b) A statement of the corporation's estimate of the fair value of the shares;

      (c)   An explanation of how the interest was calculated;

      (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

      (e)   A copy of this article.


7-113-207.        Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


7-113-208.        Special provisions relating to shares acquired after
                  announcement of proposed corporate action.

(1)   The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206
      (2).


7-113-209.        Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

      (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

      (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

      (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES


7-113-301.        Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5)   Each dissenter made a party to the proceeding commenced under subsection
      (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


7-113-302.        Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

      (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                   APPENDIX C
            COOL FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

(Mark One)
[X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
    SECURITIES EXCHANGE ACT OF 1934

    For the fiscal year ended June 30, 2000

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE
    SECURITIES EXCHANGE ACT OF 1934

    For the transition period from                   to

                         Commission file number: 0-28879

                            COOL ENTERTAINMENT, INC.
                 (Name of small business issuer in its charter)

          COLORADO                                           APPLIED FOR
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

          10900 N.E. 8TH STREET, SUITE 900, BELLEVUE, WASHINGTON 98004
               (Address of principal executive offices) (Zip Code)

                    Issuer's telephone number: (888) 603-8833

       Securities registered under Section 12(b) of the Exchange Act: NONE

         Securities registered under Section 12(g) of the Exchange Act:

                           COMMON STOCK, NO PAR VALUE
                                (Title of class)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been
subject to such filing requirements for the past 90 days.  Yes [x]    No [ ]

Check if no disclosure of delinquent filers in response to Item 405 of Regulation S-B is contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB.    [ ]

State issuer's revenues for its most recent fiscal year:  $3,178

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days: $2,211,888 AS OF SEPTEMBER 19, 2000

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: 37,752,401 AS OF SEPTEMBER 19, 2000

Transitional Small Business Disclosure Format (Check one):   Yes [ ]; No [X]

Exhibit index on page 12                                      Page 1 of 29 pages

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS.

         Cool Entertainment, Inc. (the "Company") was incorporated in the State of Colorado on June 17, 1996, under the name Minas Novas Gold Corp., to engage in mining operations. From inception to January 1999, the Company obtained options to acquire various mining properties. On January 29, 1999, the Board of Directors elected to abandon all mining operations and proceed to acquire 100% of the issued and outstanding capital stock of Cool Entertainment, Inc., a Washington corporation ("Cool Washington"), in exchange solely for 65% of the Company's then outstanding Common Stock (the "Share Exchange"). The acquisition of Cool Washington was completed March 1, 1999, and effective February 22, 1999, the Company changed its name to Cool Entertainment, Inc.

         Under the terms of the Share Exchange, 75% of the shares issued to the four shareholders of Cool Washington (the "Vendors") were initially held in escrow with Pacific Corporate Trust Company of Vancouver, British Columbia, as the escrow agent. Chelsea Pacific Financial Corp., of Vancouver, British Columbia firm, was given a right of first refusal to arrange for all financing for the Company through March 1, 2000, and had agreed to use its best efforts to arrange financing for the Company as follows: $500,000 by July 1, 1999; $500,000 by September 1, 1999; $500,000 by December 1, 1999; and $500,000 by March 1,
2000.

         Escrowed shares were to be released upon reaching the various financing milestones and upon Cool Washington certifying that it had fully developed the website with the following features: on-line magazines, on-line chat rooms, email services, and on-line games. As of April 7, 2000, all of the shares had been released from escrow.

BUSINESS

         Since February 2000, the Company has offered a variety of entertainment products on the Internet through its website, WWW.COOLENTERTAINMENT.COM. Customers can make purchases through their personal computers. The Company ships to customers in the United States and Canada via the U.S. Parcel Service, Federal Express, and UPS International Express Services, depending upon the customer's wishes. The Company has entered into distribution agreements with distributors in the music, film, video game, and literary segments of the entertainment industry in order to offer the latest and most widely advertised entertainment products available. In addition, the Company offers value-added services such as celebrity interviews, book reviews, online chat rooms, online games, and free e-mail accounts on its website to attract users to the website.

         The Company also offers digital downloading and advertising as an additional revenue sources. Digital downloading refers to the digital delivery of music over the Internet. Customers have the option of downloading songs in the formats of MP3 and Liquid Audio.

         CONTENT PROVIDERS. The Company obtains the content for its web site from various third party providers pursuant to license agreements. Currently, the Company has agreements with Muze Inc. and Screaming Media Inc. which allows the Company to use, on a non-exclusive basis, data and editorial content about music, books, and videos; news about film, music, games, and entertainment; horoscopes; and other features. Management believes that providing this type of information on the Company's web site attracts more user traffic and promotes the sales of products to customers.

         ORDER FULFILLMENT. Currently, the Company has fulfillment agreements with iFiLL, a division of Valley Media, Inc., and with MSI Music Inc. The Company is responsible for all marketing and merchandising efforts, collecting orders, and sending the orders to i.FiLL or MSI Music, as the case may be. i.FiLL and MSI Music are responsible for picking, packing, and shipping the orders directly to the Company's customers. i.FiLL is the exclusive supplier of product and order fulfillment services for the Company within the United States and Canada for domestic products. However, the Company may use third parties as sources for products not available through Valley Media if the Company has given Valley Media 30 days' notice of its intention to do so and Valley Media fails to make the specified product available by the end of that 30-day period. MSI Music provides imported products not available through Valley Media.

         In addition to the cost of the products purchased, i.FiLL and MSI Music charge the Company packing and handling fees on a per unit basis, shipping costs, return fees, fees for optional services, and fees for credit card processing. The initial term of the iFiLL agreement expires May 4, 2001, while the initial term of the MSI agreement expires March 20, 2001. Both agreements are renewable.

         DIGITAL DOWNLOADING. The Company has an agreement with amplified.com, which has developed an Internet service that allows customers to order music selected by them on a song-by-song basis and to have that music delivered either via direct digital transmission (a download) or via the creation of custom compilation discs (custom CDs). The Company pays a wholesale price to amplified.com for the service.

         ADVERTISING REVENUE. The Company has an exclusive agreement with Wise Ads New Media, Inc. to provide the Company with assistance and expertise in advertising, placement of banner ads, and sponsorships on its web site.

MARKETING

         The Company's first objective will be to pursue the North American market with a targeted sales and marketing effort. If a North American market presence is established, the Company will pursue international markets.

         Management believes that market for its products and services will be individuals within the age range of 18 to 49. Because this market segment contains a large number of entry-level income earners whose single purchases will likely be of relatively small dollar value, the Company intends to position its product line accordingly. The Company intends to offer the following advantages over other forms of purchasing media product:

         o ONE-STOP SHOPPING CONCEPT enabling the customer to purchase all forms of product in a consistent format

         o   QUICK DELIVERY SERVICE by offering three-day delivery

         o PRE-ORDERING SYSTEM enabling the customer to pre-order products and have them delivered on the day of general release

         o EASE OF PURCHASING enabling customers to search for and order particular items in a few keystrokes

         o   COMPETITIVE PRICING

         The Company plans to attract customers to its website through the following methods:
o Targeted advertising and marketing throughout North America

         o   High visibility promotional campaigns

         o   Website   offering   high   degree  of   functionality   through  a
             comprehensive and current database, as well as interesting and informative content

         o   Services which will bring new visitors to the website

         o Business relationships and alliances with high profile advertisers and merchandisers

         o Special marketing involving reciprocal agreements with recording artists

         The Company plans to conduct significant advertising campaigns throughout North America at the time the website is launched, as well as at strategic times throughout the year, such as holidays. Advertising forms will be focused through trade magazines, radio, television, and billboard type of advertising targeted at the Company's key demographic groups.

         The Company also plans to initiate a number of promotional offers in conjunction with its website launch. The Company plans to advertise and sell a number of items in order to attract heavy web traffic, stimulate the initial demand for orders, and prompt customers who patronize competing retailers to try the Company's website. The Company plans to use a discount pricing structure for institutional clients in order to induce heavier volumes of purchase and to be competitive with the large traditional retail outlets or distribution channels.

         Management believes that it will need to demonstrate the following for a customer's online shopping experience to be successful:

         o   Consumers must be able to save time and money

         o Consumers must be see a wide variety of selection of all media categories in one place

         o   Consumers must be comfortable with security of their credit cards

         There is no assurance that the Company will be able to attract a sufficient number of users to its website or generate enough sales to be profitable. The business of selling products on a retail basis on the Internet is highly competitive. There are a large number of companies engaged in this business. Given the Company's present size, it can be assumed that virtually all of these other companies have greater financial and personnel resources than the Company.

         In addition, the Company faces risks pertaining to e-commerce security, system capacity-related challenges, and growth management. As explained below in
Item 6. Management's Discussion and Analysis or Plan of Operation, the Company has only a limited operating history, has generated losses since inception, and requires a significant amount of funding to sustain operations through the current fiscal year. There is also substantial doubt about the Company's ability to continue as a going concern.

TRADEMARKS

         The Company proposes to register its name and logo as a trademark in the United States and Canada once it has adequate funds to do so.

COMPLIANCE WITH LAWS AND REGULATIONS

         As of the date of this report, there are no laws directly affecting commerce over the Internet, other than those generally pertaining to fraud and fair trade. No governmental approval is required for any of the Company's proposed products or services. There is no assurance that laws will not develop concerning use of the Internet as a retail medium. The Company does not expect that environmental laws will impact its activities.

EMPLOYEES

         As of September 15, 2000, the Company had 6 full-time employees, 2 of which were the Company's officers.


ITEM 2.  DESCRIPTION OF PROPERTY.

         The Company does not own real property. Since the Company has contracted with Cool Management Ltd. (now known as Fictional Media Inc.) in Vancouver for the management of the Company, it is using the offices of Fictional Media Inc. at Suite 303, 343 Railway Street, Vancouver, British
Columbia. The offices, approximately 2,700 square feet, are leased from the third party. The Company does not invest in real estate.


ITEM 3.  LEGAL PROCEEDINGS.

         None.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None.

                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

         The Company's Common Stock is not traded on a registered securities exchange, or on NASDAQ. The Company's Common Stock is quoted on the OTC Bulletin Board, and was first listed on June 18, 1998 under the symbol "MNGD." Since March 2, 1999, the stock has been trading under the symbol "CULE." The following table sets forth the range of high and low bid quotations for each fiscal quarter since the stock began trading. These quotations reflect inter-dealer prices without retail mark-up, mark-down, or commissions and may not necessarily represent actual transactions.

          FISCAL QUARTER ENDING              HIGH BID        LOW BID

          June 30, 1998                       $0.875         $0.625
          September 30, 1998                  $1.375         $0.250
          December 31, 1998                   $1.500         $1.000
          March 31, 1999                      $1.563         $0.290
          June 30, 1999                       $1.563         $0.813
          September 30, 1999                  $1.000         $0.438
          December 31, 1999                   $0.700         $0.230
          March 31, 2000                      $1.000         $0.290
          June 30, 2000                       $0.625         $0.180

         On September 19, 2000, the closing price for the common stock was $0.12.

         As of September 19, 2000, there were 197 record holders of the Company's Common Stock. Since the Company's inception, no cash dividends have been declared on the Company's Common Stock.


ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

         The acquisition of Cool Washington on March 1, 1999 has been accounted for as a reverse takeover with Cool Washington being the deemed acquiror for accounting purposes. The transaction has been accounted for as the issuance of shares by Cool Washington for the net assets of the Company. Accordingly, the financial statements included with this registration statement reflect the financial position, results of operations, and cash flows of Cool Washington from the date of its incorporation on November 3, 1998, consolidated with those of the Company from March 1, 1999.

RESULTS OF OPERATIONS

         The Company is considered to be in the development stage since it has generated only minimal revenues and is continuing to develop its business. The Company has generated only $3,178 of revenues through June 30, 2000.

         For the fiscal year ended June 30, 2000, the Company incurred a net loss of $13,305,193. It generated revenue of $3,718, but incurred expenses of $13,305,606. Approximately 95% of the expenses ($12,612,461) were for site development and maintenance. Of this amount $12,345,500 was recognized as a result of the release of 17,388,033 shares of Common Stock from escrow. The amount of $12,345,500 is the difference between the market value of the Common Stock on the date of release and the original cost of these shares. See Part I -
Item 1. Description of Business.

         Other operating expenses increased substantially for the fiscal year ended June 30, 2000, as compared to the previous fiscal year. This was due to the Company being in operation for the full twelve months, as compared to only four months during fiscal 1999; the Company registering under the Securities Exchange Act of 1934 in January 2000; the Company becoming subject to the reporting requirements of the Securities and Exchange Commission in

February 2000; and the Company launching its website in February 2000. Accordingly, the statement of operations for the year ended June 30, 2000 reflects a much higher level of activity.

         Management fees for the 2000 fiscal year increased by $235,256 or 881% over the 1999 amount. The increase was due primarily to the fact that management fees were paid for only a few months during the 1999 period, as compared to being paid for the entire twelve months in fiscal 2000. Professional fees for fiscal 2000 increased by $243,125 or 616% over the 1999 amount. $151,480 of this amount was for financial public relations and consulting services, paid in shares of the Company's Common Stock. Travel, advertising and promotion increased by $82,388 or 557% over the 1999 amount due to the Company's efforts in fiscal 2000 to promote the new website. Office and administrative expenses increased $33,126 or 629% over the 1999 amount due to the higher level of activity.

         From inception to June 30, 1999, the Company generated a net loss of $117,297. Approximately 34% of the operating expenses were professional fees. Of this amount, 59% or $23,367 were costs related to the acquisition of Cool Washington. Of the remaining operating expenses, $29,878 was incurred for site development and maintenance and $26,689 were management fees.

LIQUIDITY AND CAPITAL RESOURCES

         At June 30, 2000 and 1999, the Company had a working capital deficiency of $46,914 and a positive balance of $58,951, respectively. The decrease in working capital is due primarily to the loss generated for the 2000 fiscal year.

         Virtually all of the Company's liquidity has been provided through the sale of its Common Stock. For the year ended June 30, 2000 and for the period from November 3, 1998 to June 30, 1999, the Company received $651,226 and $210,353, respectively in net proceeds from the issuance of its Common Stock. Additional funding will be needed from sales of the Company's securities to keep the Company in operation.

         Current sales of product are not sufficient to sustain operations. The Company needs substantial amounts of cash to fund a marketing program to attract potential customers to its web site. As of this date, the Company has no sources of funds for a marketing effort.

PLAN OF OPERATION

         As of June 30, 2000, the Company did not have any cash. The Company is dependent upon external sources of funds and there is no assurance that any such funding will be available to the Company. The Company does not anticipate making any expenditures for plant or equipment, or increasing the number of employees.

         Due to the losses generated to date and the fact that operations have been financed through the issuance of Common Stock, there is substantial doubt about the Company's ability to continue as a going concern. As stated above, the Company does not have sufficient working capital to sustain operations until the end of its current fiscal year, which ends June 30, 2001. Additional debt or equity financing will be required and may not be available or may not be available on reasonable terms. The auditors' report on the consolidated financial statements contains an explanatory paragraph that states that these factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         Management is currently assessing the future viability of the Company.


ITEM 7.  FINANCIAL STATEMENTS.

         See pages beginning with page F-1.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         None.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.


NAME                             AGE       POSITIONS

Clement K.M. Lau                  27        President, CEO and Director
William J. Hadcock                42        Vice President of Marketing and
                                            Distribution and Director
Marc Belcourt                     34        Vice President of Technology and
                                            Director
Len Voth                          52        Director

         The term of office of each director of the Company ends at the next annual meeting of the Company's stockholders or when such director's successor is elected and qualifies. No date for the next annual meeting of stockholders is specified in the Company's bylaws or has been fixed by the Board of Directors. The term of office of each officer of the Company ends at the next annual meeting of the Company's Board of Directors, expected to take place immediately after the next annual meeting of stockholders, or when such officer's successor is elected and qualifies.

         CLEMENT LAU, has been the President, CEO and a director since March 1999. He was the president and a partner in Tilde Multimedia Inc., Vancouver, British Columbia, from March 1997 to March 1999, an Internet development company that specialized in website and CD-ROM development. He attended Vancouver Film School, receiving a certificate in multimedia program in 1997; and Columbia Academy of Radio, Television & Recording Arts, receiving a certificate in film and video production in 1996. From May 1994 to June 1995, he was the owner and operator of a restaurant in Vancouver. As the operator, he managed all aspects of the business: starting up operations, leasing, design, decorating, advertising, public relations, personnel, entertainment, menu creation, and inventory control

         WILLIAM J. HADCOCK has been the Vice President of Marketing and Distribution and a director since March 1999. He worked for Astral Home Entertainment, a Canadian company which distributes software, CDs and DVDs, from 1990 to August 1999 as a district sales representative in Scarborough, Ontario (1990-92), corporate account manager in Toronto, Ontario (1992-94), and branch manager in Vancouver, British Columbia (1994-99). As the branch manager, he supervised 21 employees and was responsible for key account management, studio relations, budget implementation, and warehouse/showroom operations.

         MARC BELCOURT has been the Vice President of Technology and a director since March 1999. He was the lead programmer and production manager for CRM Training Inc., a multimedia firm located in Vancouver, British Columbia, specializing in interactive training software for the marine safety industry, from May 1997 to August 1999. Mr. Belcourt has also provided website design, development, and programming services as an independent contractor to other companies. He attended the Vancouver Film School, receiving a certificate in multimedia program in 1997. From February 1995 to May 1996, he was the owner and operator of a convenience store in downtown Vancouver. Mr. Belcourt received a bachelor's degree in fine arts from the University of Saskatchewan in 1994.

         LEN VOTH has been a director since March 1999. Since February 1989, Mr. Voth has worked for Westech Information Systems in Vancouver, British Columbia. He has been a managing consultant since January 1996, providing consulting and advisory services for technology selection, contract services, financial services, marketing, and operations. He served as a marketing manager from February 1989 to January 1996. Prior to his employment with Westech, he worked as a computer programmer in Vancouver and Calgary, Alberta. Mr. Voth received a bachelor's degree in mathematics in 1970 from the University of British Columbia and a diploma in computer programming from McKay Technical Institute in 1968. He is a member of the Canadian Information Processing Society and has professional certification as a content development provider, Internet service provider, and content service provider.

         Messrs. Lau, Belcourt, Voth, and Hadcock may be deemed to be "parents" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         During the fiscal year ended June 30, 2000, Messrs. Lau, Belcourt, Voth, and Hadcock failed to file their reports on Form 3 (Initial Statement of Beneficial Ownership of Securities) and Form 4 (Statement of Changes in Beneficial Ownership) on a timely basis.

ITEM 10. EXECUTIVE COMPENSATION.

         Cool Washington entered into a Management Agreement dated March 1, 1999, with Cool Management Inc. (now known as Fictional Media Inc.), a British Columbia corporation. Pursuant to the terms of that Agreement, Cool Management provided management services to Cool Washington which included management of Cool Entertainment's business of Internet distribution of audio and visual products, design and maintenance of the website, provision of operational and strategic leadership to Cool Entertainment, keeping the directors informed about major policy issues, reporting results of operating activities to the directors, provision of recommendations for financial budgeting, and provision of advice to the directors concerning possible acquisitions and divestitures by Cool Entertainment. The Agreement has been terminated.

         Cool Management in turn had entered into employment agreements with Clement Lau, William Hadcock, and Marc Belcourt, and a consulting agreement with Len Voth. Cool Entertainment was obligated to pay Cool Management a fee equal to the amounts payable under these employment or consulting agreements plus 10% of such amount. All of the employment and consulting agreements had the same term as the Management Agreement described above. In addition, all of the employment and consulting agreements provided for confidentiality of information and contain a covenant not to compete for a period of one year after the termination of employment. The initial terms of the employment and consulting agreements are summarized as follows:


Employee/           Duties to be Performed                                                Base Salary/
Consultant                                                                                Consulting Fees

Clement Lau         o  Oversight of management of Company's business;                     $50,000 per year
                    o  Provision of operational and strategic leadership to Company;
                    o  Keeping the directors informed about major strategic issues;
                    o  Monitoring and maintaining Company's relationship with
                       Chelsea Pacific
                    o  Oversight and development of business alliances for the
                       Company; and
                    o  Provision of advice to directors concerning possibility and desirability of acquisitions and divestitures by the
                       Company

William Hadcock     o  Management and supervision of Company sales program;               $50,000 per year
                    o  Establishment and development of distribution links for markets outside of North America
                    o  Establishment, maintenance, and monitoring of
                       distribution links within North America
                    o  Establishment and maintenance of Company's relations with record companies and movie studios
                    o  Management and supervision of efforts to sell
                       advertising on Company's website; and
                    o  Management and supervision of Company's efforts to obtain marketing and co-operative advertising funds from record
                       companies and movie studios


                                       9

Employee/           Duties to be Performed                                                Base Salary/
Consultant                                                                                Consulting Fees

Marc Belcourt       o  Development of website;                                            $50,000 per year
                    o  recruitment and supervision of technical and development staff;
                    o  Equipment procurement;
                    o  Software procurement;
                    o  Database development; and
                    o  Project development and management

Len Voth            o  Consulting services as requested by the Company                    $25,000 per year

In addition to their base salaries, Messrs. Lau, Hadcock, and Belcourt receive employee benefits such as health, accident, life, and long-term disability insurance coverage.

         For the fiscal year ended June 30, 2000 and the period from November 3, 1998 to June 30 1999, the Company incurred cash compensation expense of $nil and $56,567, respectively.

         In the fall of 1999, the agreements were amended to decrease the compensation to Cdn.$60,000 for Messrs. Lau, Hadcock, and Belcourt and Cdn.$30 per hour for Mr. Voth. As of September 1, 2000, Mr. Lau is no longer paid a salary.

         The following table sets forth information for all persons who have served as the chief executive officer of the Company during the last three fiscal years:

                                            SUMMARY COMPENSATION TABLE
                                                                     LONG TERM COMPENSATION
                                  ANNUAL COMPENSATION                  AWARDS             PAYOUTS
                                                 OTHER
                                                ANNUAL       RESTRICT-    SECURITIES
NAME AND                                        COMPEN       ED STOCK     UNDERLYING        LTIP        ALL OTHER
PRINCIPAL                    SALARY     BONUS   SATION       AWARD(S)       OPTIONS/       PAYOUTS       COMPEN-
POSITION            YEAR      ($)        ($)      ($)          ($)         SARs (#)          ($)        SATION ($)
Clement Lau,        2000     $38,850     -0-       $2,535        -0-         300,000        -0-           -0-
President and       1999     $17,000     -0-         -0-         -0-           -0-          -0-           -0-
CEO                  (1)<F1>   (2)<F2>

Leroy Halterman,    1999       -0-       -0-        -0-          -0-           -0-          -0-           -0-
President            (3)<F3>

Reg Handford,       1999       -0-       -0-        -0-          -0-           -0-          -0-           -0-
President            (4)<F4>

Wolfdietrich F.     1999       -0-       -0-        -0-          -0-           -0-          -0-           -0-
Bruehl,             1998
President            (5)<F5>

Charles F.          1998       -0-       -0-        -0-          -0-           -0-          -0-           -0-
Stetler,             (6)<F6>
President
----------------

(1)<F1> Mr. Lau has been the President since March 1, 1999. The amount shown reflects compensation paid through the Management Agreement described above.

(2)<F2> The actual amounts paid for 2000 and 1999 were Cdn$57,500 and Cdn$25,000, respectively, which are approximately US$38,850 and US$17,000, respectively, depending upon the exchange rate in effect at the time.

(3)<F3>  Mr.  Halterman  was the President  from  September 25, 1998 to March 1,
         1999.

(4)<F4>  Mr.  Handford was the  President  from August 14, 1998 to September 25,
         1998.

                                       10

(5)<F5>  Mr. Bruehl was the President from June 24, 1998 to August 13, 1998.

(6)<F6>  Mr. Stetler was the President from inception to June 23, 1998.


                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                NUMBER OF           PERCENT OF TOTAL
                               SECURITIES             OPTIONS/SARs
                               UNDERLYING              GRANTED TO
                              OPTIONS/SARs        EMPLOYEES IN FISCAL     EXERCISE OR BASE
NAME                           GRANTED (#)               YEAR               PRICE ($/SH)          EXPIRATION DATE
Clement Lau                      300,000                  25%                   $0.625                02/04/03




                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                               NUMBER OF                VALUE OF
                                                                              UNEXERCISED         UNEXERCISED IN-THE-
                                                                            OPTIONS/SARs AT          MONEY OPTIONS/
                                                                              FY-END(#)            SARs AT FY-END ($)
                            SHARES ACQUIRED ON                               EXERCISABLE/             EXERCISABLE/
NAME                           EXERCISE (#)        VALUE REALIZED ($)       UNEXERCISABLE            UNEXERCISABLE
Clement Lau                        -0-                    -0-                  300,000/0                  0/0


         The Company does not pay monetary compensation to its directors, nor does the Company compensate its directors for attendance at meetings. The Company does reimburse the directors for reasonable expenses incurred during the course of their performance.

         On February 4, 2000, the Company granted options to each of Clement Lau, Marc Belcourt, William Hadcock, and Len Voth to purchase 300,000 shares of Common Stock at $0.625 per share through February 4, 2003. The options expire three years from the grant date.


ITEM 11.      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table provides certain information as to the officers and directors individually and as a group, and the holders of more than 5% of the Common Stock of the Company, as of September 19, 2000:


NAME AND ADDRESS OF BENEFICIAL OWNER     AMOUNT AND NATURE OF      PERCENT OF CLASS (1)<F1>
                                         BENEFICIAL OWNERSHIP
Marc G. Belcourt                             5,736,011 (2)<F2>             15.07%
9139 Carver Crescent
North Delta, British Columbia
V4C 6N1 Canada

Leonard Wayne Voth                           5,736,011 (2)<F2>             15.07%
4422 Stone Crescent
West Vancouver, British Columbia
V7V 1B7 Canada

Clement K.M. Lau                             5,720,011 (2)<F2>             15.03%
5484 Rugby Avenue
Burnaby, British Columbia
V5E 2N1 Canada

                                       11

NAME AND ADDRESS OF BENEFICIAL OWNER     AMOUNT AND NATURE OF      PERCENT OF CLASS (1)<F1>
                                         BENEFICIAL OWNERSHIP

William J. Hadcock                           5,376,011 (2)<F2>             14.13%
Apt. 1301 -- 238 Alvin Narod Mews
Vancouver, British Columbia
V6B 5Z3 Canada

All officers and directors as               22,568,044 (3)<F3>             57.94%
a group (4 persons)
-------------------

(1)<F1> This table is based on 37,752,401 shares of Common Stock outstanding on September 19, 2000. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from September 19, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2)<F2> Includes shares issuable upon exercise of an option to purchase up to 300,000 shares.

(3)<F3> Includes shares issuable upon exercise of an option to purchase up to 1,200,000 shares.

         Messrs. Lau, Belcourt, Voth, and Hadcock may be deemed to be "parents" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

CHANGES IN CONTROL

         Other than the Escrow Agreement described in Item 1. Business, there are no agreements known to management that may result in a change of control of the Company.


ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         Mr. Lau may be deemed to be a "promoter" of the Company within the meaning of the Rules and Regulations promulgated by the Securities and Exchange Commission.

         At June 30, 1999, $45,297 was reflected as a receivable on the balance sheet. This amount had been advanced to Fictional Media Inc. (formerly Cool Management) to fund development of the Company's website. This amount was later billed to the Company in accordance with the Company's Management Agreement with Fictional Media Inc. At June 30, 2000, $2,836 was due to Fictional Media Inc. for services rendered under the Management Agreement. This payable is non-interest bearing, unsecured, and due on demand.

         In February 1999, Advantage Investment Holding Ltd., a shareholder, advanced $15,000 to the Company to fund development of its website. At June 30, 1999, this amount was reflected on the balance sheet as a loan payable. This amount was repaid through the issuance of 28,300 shares of Common Stock in December 1999.


ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.


    REGULATION                                                                                        SEQUENTIAL
    S-B NUMBER                                       EXHIBIT                                         PAGE NUMBER
       2.1          Chelsea Pacific Financial Corp. Agreement dated February 25, 1999(1)<F1>             N/A
       3.1          Articles of Incorporation, as amended(1)<F1>                                         N/A
       3.2          Bylaws(1)<F1>                                                                        N/A

                                       12

    REGULATION                                                                                        SEQUENTIAL
    S-B NUMBER                                       EXHIBIT                                         PAGE NUMBER
       10.1         Management  Agreement between Cool  Entertainment,  Inc., and Cool Management
                    Inc. dated March 1, 1999 (1)<F1>                                                     N/A
       10.2         Employment  Agreement between Cool Management Inc. and Marc G. Belcourt dated
                    March 1, 1999 (1)<F1>                                                                N/A
       10.3         Consulting  Agreement  between Cool  Management  Inc. and Leonard  Wayne Voth
                    dated March 1, 1999 (1)<F1>                                                          N/A
       10.4         Employment  Agreement  between  Cool  Management  Inc. and William J. Hadcock
                    dated March 1, 1999 (1)<F1>                                                          N/A
       10.5         Employment Agreement between Cool Management Inc. and Clement K.M. Lau dated
                    March 1, 1999 (1)<F1>                                                                N/A
       10.6         Escrow Agreement between Pacific Corporate Trust Company, Cool
                    Entertainment, Inc. (Washington), Chelsea Pacific Financial Corp.,
                    Entertainment, Inc. (Colorado), Clement kar Man Lau, William James Hadcock,
                    Leonard Wayne Voth, and Marc Gregory Belcourt dated March 1, 1999,
                    as amended (1)<F1>                                                                   N/A
       10.7         Form of Registration Rights Agreement between Cool Entertainment, Inc. and each of Clement Kar Man Lau, William James Hadcock, Leonard Wayne Voth, and
                    Marc Gregory Belcourt dated March 1, 1999 (1)<F1>                                    N/A
        21          Subsidiaries of the registrant(1)<F1>                                                N/A
        27          Financial Data Schedule                                                               30
-------------------

(1)<F1>  Incorporated   by  reference  to  the  exhibits  to  the   registrant's
         registration statement on Form 10-SB, file number 0-28879.

          No reports on Form 8-K were filed during the last quarter of the period covered by this report.

                                                    SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COOL ENTERTAINMENT, INC.



Date:  September 27, 2000              By:/s/ William J. Hadcock
                                          --------------------------------------
                                          William J. Hadcock, Vice President of
                                          Marketing and Distribution

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                   SIGNATURE                                 TITLE                               DATE
/S/ CLEMENT K.M. LAU
-----------------------------------------         President, CEO and Director             September 27, 2000
Clement K.M. Lau



/S/WILLIAM J. HADCOCK
-----------------------------------------         Vice President of Marketing and         September 27, 2000
William J. Hadcock                                Distribution and Director (Principal
                                                  Executive, Financial, and Accounting
                                                  Officer)

/S/MARC BELCOURT
-----------------------------------------         Vice President of Technology and        September 27, 2000
Marc Belcourt                                     Director


/s/ LEN VOTH
-----------------------------------------         Director                                September 27, 2000

                    Consolidated Financial Statements of

                    COOL  ENTERTAINMENT  INC.
                    (A Development Stage Enterprise)
                    (Expressed in U.S. Dollars)

                    Year ended June 30, 2000
                    Period from November 3, 1998 (inception) to June 30, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Cool Entertainment, Inc.

We have audited the consolidated balance sheets of Cool Entertainment Inc. (a Development Stage Enterprise) as of June 30, 2000 and 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended June 30, 2000, the period from November 3, 1998 (inception) to June 30, 1999 and the cumulative period from November 3, 1998 (inception) to June 30, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of Cool Entertainment, Inc. as at June 30, 2000 and 1999 and the results of its operations and its cash flows for the year ended June 30, 2000, the period from November 3, 1998 (inception) to June 30, 1999 and the cumulative period from November 3, 1998 (inception) to June 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has suffered losses from operations and has negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/S/KMPG, LLP


Chartered Accountants


Vancouver, Canada

September 15, 2000

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Consolidated Balance Sheets
(Expressed in U.S. Dollars)

June 30, 2000 and 1999

                                                                                    2000               1999
Assets                                                                         -------------      -------------

Current assets:
     Cash and cash equivalents                                                 $        -         $     89,058
     Accounts receivable                                                                 84                -
                                                                               -------------      -------------
                                                                                         84             89,058
Receivable from related party (note 3)                                                  -               45,297

Property and equipment (note 4)                                                      24,300                -
                                                                               -------------      -------------
                                                                               $     24,384       $    134,355
                                                                               =============      =============
Liabilities and Stockholders' Equity (Deficiency)

Current liabilities:
     Bank indebtedness                                                         $        157       $        -
     Accounts payable and accrued liabilities                                        44,005             15,107
     Payable to related party (note 3)                                                2,836                -
     Loan payable (note 3)                                                              -               15,000
                                                                               -------------      -------------
                                                                                     46,998             30,107

Stockholders' equity (deficiency) (note 6):
     Common stock, no par value, authorized 100,000,000 shares;
       issued 37,619,401 shares at June 30, 2000 and
       35,928,688 shares at June 30, 1999                                        13,320,355            217,158
     Additional paid-in capital                                                      79,521              4,387
     Deficit accumulated during the development stage                           (13,422,490)          (117,297)
                                                                               -------------      -------------
                                                                                    (22,614)           104,248
Subsequent events (note 9)
                                                                               $     24,384       $    134,355
                                                                               =============      =============

See accompanying notes to consolidated financial statements.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Consolidated Statement of Operations
(Expressed in U.S. Dollars)

                                                                                  Period from           Period from
                                                                     Year         November 3,           November 3,
                                                                    ended    1998 (inception)      1998 (inception)
                                                                 June 30,         to June 30,           to June 30,
                                                                     2000                1999                  2000
                                                             -------------   -----------------     -----------------
Operating income:
     Sales                                                   $      3,178       $         -            $      3,178
     Cost of goods sold                                             2,765                 -                   2,765
                                                             -------------      --------------         -------------
Gross profit                                                          413                 -                     413

Operating expenses:
     Site development and maintenance (note 7)                 12,612,461              29,878            12,642,339
     Management fees (note 3)                                     261,945              26,689               288,634
     Professional fees (note 9)                                   282,572              39,447               322,019
     Travel, advertising and promotion                             97,168              14,780               111,948
     Office and administrative                                     38,411               5,285                43,696
     Depreciation                                                  13,049                 -                  13,049
     Organization costs                                               -                 1,218                 1,218
                                                             -------------      --------------         -------------
                                                               13,305,606             117,297            13,422,903
                                                             -------------      --------------         -------------
Loss for the period                                          $(13,305,193)      $    (117,297)         $(13,422,490)
                                                             =============      ==============         =============
Net loss per common share, basic and diluted                 $      (0.52)      $       (0.01)         $      (0.63)
                                                             =============      ==============         =============

Weighted average common shares outstanding,
   basic and diluted                                           25,383,924          15,346,241            21,406,776
                                                             =============      ==============         =============

See accompanying notes to consolidated financial statements.




COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Consolidated Statement of Stockholders' Equity
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999

                                                                                                     Deficit
                                                                                                 accumulated
                                                                 Additional                           during            Total
                                          COMMON STOCK              paid-in    Subscriptions     development    stockholders'
                                         Shares       Amount        capital       receivable           stage           equity
Balance, November 3, 1998
   (Minas Novas Gold Corp.
   common stock)                     12,483,533   $    180,958    $     -         $    -        $        -        $    180,958

Adjustment to comply with
   reverse takeover accounting:
     o elimination of Minas
       Novas common stock                   -         (180,958)         -              -                 -            (180,958)
     o Cool Washington
       common stock                         -              400          -              -                 -                 400

Common stock issued to
   purchase all issued and
   outstanding shares of
   Cool Washington, March 1,
   1999 (note 2(a))                  23,184,044         11,192          -              -                 -              11,192

Common stock issued for cash,
   April 12, 1999 at $0.75 per
   share, net of issuance costs
   of $2,849                             40,000         27,151          -              -                 -              27,151

Common stock issued for cash,
   April 23, 1999 at $0.90 per
   share, net of issuance costs
   of $2,736                            121,111        106,264          -              -                 -             106,264

Fully paid stock subscriptions
   April 23, 1999, at $0.90 per
   share, net of issuance costs
   of $113                                  -              -          4,387            -                 -               4,387

Common stock issued for cash,
   May 28, 1999 at $0.75 per
   share, net of issuance costs
   of $2,849                            100,000         72,151          -              -                 -              72,151

Net loss                                    -              -            -              -            (117,297)         (117,297)

                                     -----------  -------------   ----------      ---------     -------------     -------------
Balance, June 30, 1999               35,928,688   $    217,158    $   4,387       $    -        $   (117,297)     $    104,248
                                     ===========  =============   ==========      =========     =============     =============

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Consolidated Statement of Stockholders' Equity, page 2
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999

                                                                                                     Deficit
                                                                                                 accumulated
                                                                 Additional                           during            Total
                                          COMMON STOCK              paid-in    Subscriptions     development    stockholders'
                                         Shares       Amount        capital       receivable           stage           equity
Fully paid stock subscriptions
   July 20, 1999, at $0.65 per
   share, net of issuance
   costs of $nil                            -     $        -      $  75,000       $    -        $        -        $     75,000

Fully paid stock subscriptions
   August 6, 1999, at $0.53 per
   share, net of issuance
   costs of $nil                            -              -         55,985            -                 -              55,985

Unpaid stock subscriptions
   August 6, 1999, at $0.53 per
   share, net of issuance costs
   of $nil                                  -              -         19,015            -                 -              19,015

Fully paid stock subscriptions
   September 10, 1999, at $0.53
   per share, net of issuance
   costs of $nil                            -              -         70,087            -                 -              70,087

Unpaid stock subscriptions
   September 10, 1999, at $0.53 per
   share, net of issuance costs
   of $nil                                  -              -          5,079            -                 -               5,079

Common stock issued October 1,
   1999 for fully paid stock
   subscriptions at $0.53
   per share, net of issuance costs
   of $nil                              105,625         55,985      (55,985)           -                 -                 -

Common stock issued October 1,
   1999 for fully paid stock
   subscriptions at $0.53
   per share, net of issuance costs
   of $nil                               35,875         19,015      (19,015)           -                 -                 -

Common stock issued October 1,
   1999 to satisfy loan at $0.53
   per share                             28,300         15,000          -              -                 -              15,000

Common stock issued October 1,
   1999 for fully paid stock
   subscriptions at $0.65
   per share, net of issuance costs
   of $nil                              115,375         75,000      (75,000)           -                 -                 -

Common stock issued October 1,
   1999 for fully paid stock
   subscriptions at $0.90
   per share, net of issuance costs
   of $nil                                5,000          4,387       (4,387)           -                 -                 -


COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Consolidated Statement of Stockholders' Equity, page 3
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999


                                                                                                     Deficit
                                                                                                 accumulated
                                                                 Additional                           during            Total
                                          COMMON STOCK              paid-in    Subscriptions     development    stockholders'
                                         Shares       Amount        capital       receivable           stage           equity
Fully paid stock subscriptions
   December 15, 1999, at $0.25
   per share, net of issuance costs
   of $nil                                  -     $        -      $ 123,000       $    -        $        -        $    123,000

Unpaid stock subscriptions
   December 15, 1999, at $0.25
   per share, net of issuance costs
   of $nil                                  -              -          8,000         (8,000)              -                 -

Common stock issued
   January 3, 2000 for fully
   paid stock subscriptions at
   $0.53 per share, net of
   issuance costs of $nil               141,500         75,000      (75,000)           -                 -                 -

Common stock issued for cash,
   January 13, 2000, at $0.61
   per share, net of issuance
   costs of $nil                         46,722         28,500          -              -                 -              28,500

Common stock issued January 3,
   2000 for fully paid stock
   subscriptions at $0.25, net
   of issuance costs of $nil            524,000        131,000     (131,000)         7,000               -               7,000

Common stock issued for cash,
   January 27, 2000 at $0.80
   per share, net of issuance
   costs of $nil                         72,500         58,000          -              -                 -              58,000

Common stock issued for cash,
   February 1, 2000, at $0.80
   per share, net of issuance
   costs of $14,440                     477,816        209,560          -              -                 -             209,560

Warrants issued for services
   (note 6)                                 -              -         12,000            -                 -              12,000

Site development (note 7)                   -       12,345,500          -              -                 -          12,345,500

Common stock issued for
   services March 3, 2000               138,000         86,250          -              -                 -              86,250

Write-off of stock subscription
   receivable                               -              -         (1,000)         1,000               -                 -

Common stock issued for
   services (note 9)                        -              -         68,355            -                 -              68,355

Net loss                                    -              -            -              -         (13,305,193)      (13,305,193)
                                     -----------  -------------   ----------      ---------     -------------     -------------
Balance, June 30, 2000               37,619,401   $ 13,320,355    $  79,521       $    -        $(13,422,490)     $    (22,614)
                                     ===========  =============   ==========      =========     =============     =============

See accompanying notes to consolidated financial statements.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Consolidated Statement of Cash Flows
(Expressed in U.S. Dollars)

                                                                               Period from         Period from
                                                                               November 3,         November 3,
                                                                                      1998                1998
                                                             Year ended     (inception) to      (inception) to
                                                          June 30, 2000      June 30, 1999       June 30, 2000
Cash flows from operating activities:
     Loss for the year                                     $(13,305,193)         $(117,297)       $(13,422,490)
     Items not involving cash:
         Depreciation                                            13,049                -                13,049
         Amortization of organization costs                         -                1,218               1,218
         Common stock issued for services                       154,605                -               154,605
         Warrants issued for financial services                  12,000                -                12,000
         Site development and maintenance                    12,345,500                -            12,345,500
     Changes in operating asset and liabilities:
         Accounts receivable                                        (84)               -                   (84)
         Payable to related party                                 2,836                -                 2,836
         Receivable from related party                           45,297            (21,930)             23,367
         Accounts payable and accrued liabilities                28,898             13,754              42,652
                                                           -------------         ----------       -------------
     Net cash used in operating activities                     (703,092)          (124,255)           (827,347)

Cash flows from investing activity:
     Purchase of property and equipment                         (37,349)               -               (37,349)
     Cash acquired on acquisition                                   -                2,960               2,960
                                                           -------------         ----------       -------------
     Net cash provided by (used in) investing activity          (37,349)             2,960             (34,389)

Cash flows from financing activities:
     Net proceeds from issuances of and
       subscriptions for common stock                           651,226            210,353             861,579
     Bank indebtedness                                              157                -                   157
                                                           -------------         ----------       -------------
     Net cash provided by financing activities                  651,383            210,353             861,736
                                                           -------------         ----------       -------------
Increase (decrease) in cash and cash equivalents                (89,058)            89,058                 -

Cash and cash equivalents, beginning of period                   89,058                -                   -
                                                           -------------         ----------       -------------
Cash and cash equivalents, end of period                   $        -            $  89,058        $        -
                                                           =============         ==========       =============

Supplementary disclosure:
     Non-cash transactions:
         Stock issued to acquire Cool Entertainment,
           Inc. (note 2(a))                                $        -            $   8,232        $      8,232
         Stock issued to settle loan payable                     15,000                -                15,000
     Interest paid                                                  -                  -                   -
     Taxes paid                                                     -                  -                   -
                                                           =============         ==========       =============

See accompanying notes to consolidated financial statements.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999

--------------------------------------------------------------------------------

1.   GENERAL AND FUTURE OPERATIONS

     Cool Entertainment Inc. (the "Company") was incorporated under the laws of the State of Colorado on June 17, 1996, under the name of Minas Novas Gold Corp. On February 15, 1999, the Company changed its name to Cool Entertainment Inc. Prior to its acquisition of Cool Washington (note 2(a)), the Company was a holding company with no substantive operations.

     The Company is currently in the business of retailing entertainment related products such as CDs, DVDs and videos through its website.

     These  consolidated  financial  statements  have been  prepared  on a going concern basis in accordance with United States generally accepted accounting principles. The going concern basis of presentation assumes the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business. Certain conditions, discussed below, currently exist which raise substantial doubt upon the validity of this assumption. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     The Company's future operations are dependent upon the market's acceptance of its services and the Company's ability to secure strategic partnerships There can be no assurance that the Company will be able to secure market acceptance or strategic partnerships. As of June 30, 2000, the Company is considered to be in the development stage as the Company has not generated any significant revenues and is continuing to develop its business, and has experienced negative cash flows from operations. Operations have primarily been financed through the issuance of common stock. The Company does not have sufficient working capital to sustain operations until the end of the year ended June 30, 2001. Additional debt or equity financing will be required and may not be available or may not be available on reasonable terms. Subsequent to June 30, 2000 additional common shares were issued for cash to finance the operations of the Company (note 9(a)). If sufficient financing cannot be obtained, the Company may be required to reduce operating activities.


2.   SIGNIFICANT ACCOUNTING POLICIES:

     (a) Basis of presentation:

         On March 1, 1999, the Company issued 23,184,044 common shares for all of the issued and outstanding shares of Cool Entertainment, Inc. ("Cool Washington"), a company incorporated in the State of Washington on November 3, 1998. The acquisition was accounted for as a recapitalization of Cool Washington effectively representing an issue of shares by Cool Washington for the net assets of the Company.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999

--------------------------------------------------------------------------------


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (a) Basis of presentation (continued):

         The net assets acquired as follows:

         Cash                                                     $      2,960
         Other working capital, net                                     22,015
         Organizational costs                                            1,217
         Loan payable                                                  (15,000)
                                                                  -------------
                                                                  $     11,192
                                                                  =============

         Acquisition   related   costs  of  $23,367   were   incurred   on  this
         recapitalization and have been recorded in professional fees.

         The historical financial statements reflect the financial position of Cool Washington from the date of its incorporation on November 3, 1998, consolidated with those of the Company from March 1, 1999.

     (b) Basis of consolidation:

         These consolidated financial statements have been prepared using generally accepted accounting principles in the United States. The financial statements include the accounts of the Company and its wholly-owned subsidiary, Cool Washington. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

     (c) Use of estimates:

         The preparation of consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the recorded amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported revenues and expenses for the reporting period. Actual results may significantly differ from those estimates.

     (d) Property and equipment

         Property and equipment is stated at cost and is depreciated using the straight line method over their estimated useful lives determined to be two years.

     (e) Income taxes:

         The Company follows the asset and liability method of accounting for income taxes. Under this method, current taxes are recognized for the estimated income taxes payable for the current period.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999
--------------------------------------------------------------------------------


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (e) Income taxes (continued):

         Deferred income taxes are provided based on the estimated future tax effects of temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax basis as well as the benefit of losses available to be carried forward to future years for tax purposes.

         Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the substantive enactment date. A valuation allowance is recorded for deferred tax assets when it is more likely than not that such deferred tax assets will not be realized.

     (f) Research and development:

         Research and development costs are expensed when incurred. Equipment used in research and development is capitalized only if it has an alternative future use.

     (g) Cash and cash equivalents:

         Cash equivalents includes highly liquid debt investments with remaining maturities at the date of purchase of three months or less.

     (h) Net loss per share:

         Basic loss per share is computed using the weighted average number of common shares outstanding during the period. Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period. As the Company has a net loss in the period presented, basic and diluted net loss per share are the same.

         Excluded from the computation of diluted loss per share for the period ended June 30, 1999 are 17,388,033 shares of common stock held in escrow. The release of these escrowed shares is contingent upon the Company's achievement of contractually specified financing and website development milestones. These escrowed shares were released in 2000. See note 7.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999
--------------------------------------------------------------------------------


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (i) Stock based compensation:

         The Company accounts for its stock-based compensation arrangement in accordance with provisions of Acounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. As such, compensation expense under fixed plans would be recorded on the date of grant only if the market value of the underlying stock at the date of grant exceeded the exercise price. The Company recognizes compensation expense for stock options, common stock and other equity instruments issued to non-employees for services received based upon the fair value of the services or equity instruments issued, whichever is more reliably determined.

         SFAS No. 123, Accounting for Stock Based Compensation, requires entities that continue to apply the provisions of APB Opinion No. 25 for transactions with employees to provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied to these transactions.


3. RELATED PARTY BALANCES AND TRANSACTIONS:

     In March, 1999, the Company entered into a contract with a company, Fictional Media Inc. (formerly known as Cool Management Inc.), which is controlled by the stockholders of the Company, to provide management services, site development and other professional services to the Company at cost plus 10%. For the year ended June 30, 2000, the Company has incurred $256,334 (1999 - $26,689) as management fees under this contract.

     The Company incurred cash compensation expense of $56,567 during the period from November 3, 1998 (inception) to June 30, 1999 (2000 - $Nil).

     The payable to related party is non-interest bearing, unsecured and due on demand. The balance relates to services rendered by Fictional Media Inc. to the Company under the contract discussed above.

     The receivable from related party at June 30, 1999 of $45,297 is non-interest bearing, unsecured and due on demand. The funds were advanced to Fictional Media Inc. to fund development of the Company's website. This receivable was repaid to the Company during the year ended June 30, 2000.

     The loan payable balance at June 30, 1999 of $15,000 arose from a transaction between a shareholder and the Company. The loan is non-interest bearing, unsecured and due on demand. This loan was settled during the year ended June 30, 2000 through the issuance of shares.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999
--------------------------------------------------------------------------------

4.       PROPERTY AND EQUIPMENT:

     Property and equipment consists of the following:

                                                    2000                 1999

     Computer equipment                        $     27,577         $         -
     Computer software                                9,772                   -
                                               -------------        ------------
                                                     37,349                   -
     Less accumulated depreciation                  (13,049)                  -
                                               -------------        ------------
                                               $     24,300         $         -
                                               =============        ============


5. DEFERRED TAX ASSETS AND LIABILITIES:


                                                    2000                 1999
     Deferred tax asset:
         Operating loss carryforward           $    335,920         $     43,700
     Valuation allowance                           (335,920)             (43,700)
                                               -------------        ------------
                                               $        -           $         -
                                               =============        ============

     Management believes that it is not more likely than not that it will create sufficient taxable income sufficient to realize its deferred tax assets. It is reasonably possible these estimates could change due to future income and the timing and manner of the reversal of deferred tax liabilities. Due to its losses, the Company has no income tax expense.

     The Company has operating loss carry forwards for income tax purposes at June 30, 2000 of approximately $884,000 (1999 - $115,000). Operating losses begin to expire in fiscal year 2012.


6.   WARRANTS:

     On February 4, 2000 the Company granted warrants to four directors of the Company to purchase 1,200,000 common shares at $0.625 per share, being the market price per common share at the date of the grant. These warrants expire in three years from their grant date. The Company also elected to grant on February 4, 2000, warrants to certain shareholders to purchase 1,200,000 common shares at $0.625 per share, being the market price per common share at the date of the grant. These warrants were valued at $12,000 and were recorded as a direct financing cost related to prior equity financings in which these shareholders participated. These warrants expire in three years from their grant date. All of the warrants are exercisable immediately but are subject to a one year hold period.

     In conjunction with the issue of 477,816 common shares in February 2000, the Company issued 477,816 warrants to purchase 477,816 common shares at $1.25 per share. These warrants are exercisable immediately and expire five years from the issue date.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
(Expressed in U.S. Dollars)

Year ended June 30, 2000
Period from November 3, 1998 (inception) to June 30, 1999
--------------------------------------------------------------------------------


7.   SITE DEVELOPMENT AND MAINTENANCE:

     Effective February 25, 2000, the Company reached certain performance milestones relating to the development of the Company's website. As a result, 17,388,033 common shares previously held in escrow were released. Site development and maintenance expense of $12,345,500 has been recognized, representing the difference between the market value of the common shares on the date of their release and the original cost of these common shares.



8.   FINANCIAL INSTRUMENTS:

     Fair value:

     The carrying values of cash and cash equivalents, accounts receivable, bank indebtedness and accounts payable and accrued liabilities approximate fair value due to the short-term maturities of these instruments.

     It is not practicable to determine the fair value of the loan payable, the receivable from related party and the payable to related party due to their related party nature and the absence of a secondary market for such instruments.



9.   SUBSEQUENT EVENTS:

     (a) On  July  24,  2000,   588,235  common  shares  were  issued  for  cash
         consideration of $0.17 per share to finance the operations of the Company.

     (b) On August 24, 2000, 133,000 common shares were issued to Charterbridge Financial Group, Inc. as final compensation for its services from March 1, 2000 (initiation of agreement) to July 18, 2000 (termination of agreement). Expenses of $68,355 relating to the services provided to the Company for the year ended June 30, 2000 have been accrued for and are included with professional fees expense.

                                   APPENDIX D
           COOL FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2000

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)
[X]                 QUARTERLY REPORT UNDER SECTION 13 OR 15
                     OF THE SECURITIES EXCHANGE ACT OF 1934
               For the quarterly period ended: September 30, 2000

[ ]       TRANSITION REPORT UNDER SECTION 13 OF 15 OF THE EXCHANGE ACT
      For the transition period from ________________ to __________________

                         Commission file number 0-28879

                             COOL ENTERTAINMENT INC.
        (Exact name of small business issuer as specified in its charter)

                    COLORADO                               APPLIED FOR
        (State or other jurisdiction of                   (IRS Employer
         incorporation or organization)                 Identification No.)

          10900 N.E. 8TH STREET, SUITE 900, BELLEVUE, WASHINGTON 98004
                    (Address of principal executive offices)

                                 (888) 603-8833
                           (Issuer's telephone number)

                                 NOT APPLICABLE
      (Former name, former address and former fiscal year, if changed since last report)

     State the number of shares outstanding of each of the issuer's classes of common equity, as of the last practicable date:

             37,752,401 SHARES OF COMMON STOCK, NO PAR VALUE, AS OF
                               SEPTEMBER 30, 2000

 Transitional Small Business Disclosure Format (check one);  Yes       No   X
                                                                 -----    -----

          Interim Consolidated Financial Statements of


          COOL ENTERTAINMENT, INC.

          (A Development stage Enterprise)

          (Expressed in U.S. Dollars)


          September 30, 2000 (Unaudited)

Cool Entertainment Inc.
(A Development Stage Enterprise)

Interim Consolidated Balance Sheet
(Expressed in U.S. Dollars)


                                                                                  September 30,          June 30,
                                                                                       2000                2000
                                                                                ------------------   -----------------
                                                                                   (unaudited)           (audited)

ASSETS
Current assets:
      Cash and cash equivalents                                                  $            -       $        -
      Accounts receivable                                                                      90               84
                                                                                ------------------   ---------------

                                                                                               90               84

Property and equipment, net                                                                14,644           24,300
                                                                                ------------------   ---------------

                                                                                 $         14,734     $     24,384
                                                                                ==================   ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
      Bank indebtedness                                                          $          1,030     $        157
      Accounts payable and accrued liabilities                                             43,626           44,005
      Payable to related party                                                             51,544            2,836
                                                                                ------------------   ---------------
            Total current liabilities                                                      96,200           46,998

Stockholders' equity:
      Common stock, no par value, authorized 100,000,000 shares;
        issued 37,752,401 (unaudited) shares at September 30, 2000
        and 37,619,401 at June 30, 2000                                                13,388,710       13,320,355
      Additional paid-in capital                                                          111,166           79,521
      Deficit accumulated during the development stage                                (13,581,342)     (13,422,490)
                                                                                ------------------   ---------------

      Total stockholders' deficiency                                                      (81,466)         (22,614)
                                                                                ------------------   ---------------
Subsequent event (note 8)
                                                                                 $         14,734     $     24,384
                                                                                ==================   ===============

See accompanying notes to interim consolidated financial statements.

Cool Entertainment Inc.
(A Development Stage Enterprise)

Interim Consolidated Statements of Operation
(Expressed in U.S. Dollars)


                                                               Three             Three             Period from
                                                              months            months             November 3,
                                                               ended             ended        1998 (inception)
                                                       September 30,      September 30,        to September 30,
                                                                2000              1999                    2000
                                                      ----------------  --------------       -----------------
                                                         (unaudited)       (unaudited)             (unaudited)

Operating income:
     Sales                                            $         340     $          -         $         3,518
     Cost of goods sold                                         327                -                   3,092
                                                      ----------------  --------------       -----------------

     Gross profit                                                13                -                     426

Other income                                                     79                -                      79
                                                      ----------------  --------------       -----------------

     Total income                                                92                -                     505

Operating expenses:
     Site development and
         maintenance (note 6)                                27,174           22,784              12,669,513
     Management fees                                         85,119           48,993                 373,753
     Professional fees                                       37,378           28,185                 359,399
     Travel, advertising and
         promotion                                            7,911           27,669                 119,859
     Office and administrative                               (2,343)          11,967                  41,351
     Depreciation                                             3,705            2,275                  16,754
     Organization costs                                           -                -                   1,218
                                                      ----------------  --------------       -----------------

                                                            158,944          141,873              13,581,847
                                                      ----------------  --------------       -----------------

Loss for the period                                        (158,852)        (141,873)            (13,581,342)
                                                      ================  ==============       =================

Net loss per common share,
     basic and diluted                                $       (0.00)    $      (0.01)        $         (0.58)
                                                      ================  ==============       =================


Weighted average common
     shares outstanding,
     basic and diluted                                   37,672,890       18,272,785              23,546,750
                                                      ================  ==============       =================


See accompanying notes to interim consolidated financial statements.

COOL ENTERTAINMENT INC.
(A Development Stage Enterprise)


Interim Consolidated Statement of Stockholders' Equity (Deficiency) (Expressed in U.S. Dollars)


Period ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)


                                                                                                             Deficit
                                                                                                         Accumulated           Total
                                                 Common stock             Additional                          During   stockholders'
                                          ---------------------------        Paid-In   Subscriptions     Development          equity
                                             Shares         Amount           Capital      Receivable           Stage    (deficiency)
                                          ----------     ------------     ----------   -------------   -------------   -------------
BALANCE, NOVEMBER 3, 1998
 (Minas Novas Gold Corp.
 Common Stock)                            12,483,533     $    180,958     $     -           $   -      $        -      $    180,958

Adjustment to comply with
 reverse takeover accounting:
 o elimination of Minas
   Novas common stock                            -           (180,958)          -               -               -          (180,958)
 o Cool Washington
   common stock                                  -                400           -               -               -               400

Common stock issued to
 purchase all issued and
 outstanding shares of
 Cool Washington, March 1,
 1999 (note 2(a))                         23,184,044           11,192           -               -               -            11,192

Common stock issued for cash,
 April 12, 1999 at $0.75 per
 share, net of issuance costs
 of $2,849                                    40,000           27,151           -               -               -            27,151

Common stock issued for cash,
 April 23, 1999 at $0.90 per
 share, net of issuance costs
 of $2,736                                   121,111          106,264           -               -               -           106,264

Fully paid stock subscriptions
 April 23, 1999, at $0.90 per
 share, net of issuance costs
 of $113                                         -                -           4,387             -               -             4,387

Common stock issued for cash,
 May 28, 1999 at $0.75 per
 share, net of issuance costs
 of $2,849                                   100,000           72,151           -               -               -            72,151

Net loss                                         -                -             -               -          (117,297)       (117,297)
                                          ----------     ------------     ----------        --------   -------------   -------------

Balance, June 30, 1999                    35,928,688     $    217,158     $   4,387         $   -      $   (117,297)   $    104,248
                                          ==========     ============     ==========        ========   =============   =============

COOL ENTERTAINMENT INC.
(A Development Stage Enterprise)


Interim Consolidated Statement of Stockholders' Equity (Deficiency), page 2 (Expressed in U.S. Dollars)

Period ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)


                                                                                                             Deficit
                                                                                                         Accumulated           Total
                                                 Common stock             Additional                          During   stockholders'
                                          ---------------------------        Paid-In   Subscriptions     Development          equity
                                             Shares         Amount           Capital      Receivable           Stage    (deficiency)
                                          ----------     ------------     ----------   -------------   -------------   -------------
Fully paid stock subscriptions
 July 20, 1999 at $0.65 per
 share, net of issuance costs
 of $nil                                         -       $        -       $  75,000         $   -      $        -      $     75,000

Fully paid stock subscriptions
 August 6, 1999, at $0.53 per
 share, net of issuance costs
 of $nil                                         -                -          55,985             -               -            55,985

Unpaid stock subscriptions
 August 6, 1999, at $0.53 per
 share, net of issuance costs
 of $nil                                         -                -          19,015             -               -            19,015

Fully paid stock subscriptions
 September 10, 1999, at $0.53 per
 share, net of issuance costs
 of $nil                                         -                -          70,087             -               -            70,087

Unpaid stock subscriptions
 September 10, 1999, at $0.53 per
 share, net of issuance costs
 of $nil                                         -                -           5,079             -               -             5,079

Common stock issued October 1,
 1999 for fully paid stock
 subscriptions at
 $0.53 per share, net of
 issuance costs of $nil                      105,625           55,985       (55,985)            -               -               -

Common stock issued October 1,
 1999 for fully paid stock
 subscriptions at $0.53 per
 share, net of
 issuance costs of $nil                       35,875           19,015       (19,015)            -               -               -

Common stock issued October 1,
 1999 to satisfy loan at
 $0.53 per share                              28,300           15,000           -               -               -            15,000

Common stock issued October 1,
 1999 fully paid stock
 subscriptions at $0.65 net
 of issuance costs of $nil                   115,375           75,000       (75,000)            -               -               -

Common stock issued October 1,
 1999 for fully paid stock
 subscriptions at $0.90,
 net of issuance costs of $nil                 5,000            4,387        (4,387)            -               -               -

COOL ENTERTAINMENT INC.
(A Development Stage Enterprise)


Interim Consolidated Statement of Stockholders' Equity (Deficiency), page 3 (Expressed in U.S. Dollars)

Period ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)


                                                                                                             Deficit
                                                                                                         Accumulated           Total
                                                 Common stock             Additional                          During   stockholders'
                                          ---------------------------        Paid-In   Subscriptions     Development          equity
                                             Shares         Amount           Capital      Receivable           Stage    (deficiency)
                                          ----------     ------------     ----------   -------------   -------------   -------------

Fully paid stock subscriptions
 December 15, 1999, at $0.25
 per share, net of issuance
 costs of $nil                                   -       $        -       $ 123,000         $   -      $        -      $    123,000

Unpaid stock subscriptions
 December 15, 1999, at
 $0.25 per share, net of
 issuance costs
 of $nil                                         -                -           8,000          (8,000)            -               -

Common stock issued January 3,
 2000 for fully paid stock
 subscriptions at
 $0.53 per share, net of
 issuance costs of $nil                      141,500           75,000       (75,000)            -               -               -

Common stock issued for cash,
 January 13, 2000, at $0.61
 per share, net of issuance
 costs of $nil                                46,722           28,500           -               -               -            28,500

Common stock issued January 3,
 2000 for fully paid stock
 subscriptions at $0.25, net
 of issuance costs of $nil                   524,000          131,000      (131,000)          7,000             -             7,000

Common stock issued for cash,
 January 27, 2000 at $0.80
 per share, net of issuance
 costs of $nil                                72,500           58,000           -               -               -            58,000

Common stock issued for cash,
 February 1, 2000, at $0.80
 per share, net of issuance
 costs of $14,440                            477,816          209,560           -               -               -           209,560

Warrants issued for services (note 5)            -                -          12,000             -               -            12,000

Site development (note 6)                        -         12,345,500           -               -               -        12,345,500

Common stock issued for
 services March 3, 2000                      138,000           86,250           -               -               -            86,250

Write-off of stock subscription
 receivable                                      -                -          (1,000)          1,000             -               -

Common stock issued for services                 -                -          68,355             -               -            68,355

Net loss                                         -                -             -               -       (13,305,193)    (13,305,193)
                                          ----------     ------------     ----------        --------   -------------   -------------
Balance, June 30, 2000                    37,619,401     $ 13,320,355     $  79,521         $   -      $(13,422,490)   $    (22,614)

Units issued (note 5)                            -                -         100,000             -               -           100,000

Common Stock issued for services             133,000           68,355       (68,355)            -               -               -

Net loss                                         -                -             -               -          (158,852)       (158,852)
                                          ----------     ------------     ----------        --------   -------------   -------------
Balance, September 30, 2000
 (unaudited)                              37,752,401     $ 13,388,710     $ 111,166         $   -      $(13,581,342)   $    (81,466)
                                          ==========     ============     ==========        ========   =============   =============


See accompanying notes to interim consolidated financial statements.

--------------------------------------------------------------------------------
Cool Entertainment Inc.
(A Development Stage Enterprise)

Interim Consolidated Statement of Cash Flows
(Expressed in U.S. Dollars)


                                                                                                     Three           Period from
                                                                        Three months                months           November 3,
                                                                               ended                 ended      1998 (inception)
                                                                       September 30,         September 30,      to September 30,
                                                                                2000                  1999                  2000
                                                                      ---------------      ---------------      ----------------
                                                                          (unaudited)          (unaudited)           (unaudited)

Cash flows from operating activities:

Operations:
   Loss for the period                                                $     (158,852)      $     (141,873)      $   (13,581,342)
   Items not involving cash:
       Depreciation                                                            3,705                2,275                16,754
       Amortization of organization costs                                        -                    -                   1,218
       Common stock issued for services                                          -                    -                 154,605
       Warrants issued for financial services                                    -                    -                  12,000
       Site development and maintenance                                          -                    -              12,345,500
   Changes in operating assets and liabilities:
       Subscriptions receivable                                                  -                (24,094)                  -
       Accounts receivable                                                        (6)                 -                     (90)
       Payable to related party                                               48,708                  -                  51,544
       Receivable from related party                                             -                 (9,549)               23,367
       Accounts payable and accrued liabilities                                 (379)               1,562                42,273
                                                                      ---------------      ---------------      ----------------
   Net cash used in operating activities                                    (106,824)            (171,679)             (934,171)
                                                                      ---------------      ---------------      ----------------
Cash flows from investing activities:
       Purchase of property and  equipment                                      (722)             (18,198)              (38,071)
       Disposition of  property and equipment                                  6,673                  -                   6,673
       Cash acquired on acquisition                                              -                    -                   2,960
                                                                      ---------------      ---------------      ----------------
       Net cash used in investing activities                                   5,951              (18,198)              (28,438)
                                                                      ---------------      ---------------      ----------------
Cash flows from financing activities:
       Net proceeds from issuances of and
           subscriptions for common stock and warrants                       100,000              225,000               961,579
       Bank indebtedness                                                         873                  -                   1,030
                                                                      ---------------      ---------------      ----------------
       Net cash provided by financing activities                             100,873              225,000               962,609
                                                                      ---------------      ---------------      ----------------
Net increase in cash and cash equivalents
   during the period                                                             -                 35,123                   -

Cash and cash equivalents at beginning of period                                 -                 89,058                   -
                                                                      ---------------      ---------------      ----------------
Cash and cash equivalents at end of period                            $          -         $      124,181       $           -
                                                                      ===============      ===============      ================
Supplementary disclosure:
   Non-cash transactions:
       Stock issued to acquire Cool
           Entertainment Inc. (note 2(a))                             $          -         $          -         $         8,232
       Stock issued to satisfy loan payable                                      -                    -                  15,000
   Interest paid                                                                 -                    -                     -
   Taxes paid                                                                    -                    -                     -
                                                                      ===============      ===============      ================


See accompanying notes to interim consolidated financial statements.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Interim Consolidated Financial Statements
(Expressed in U.S. Dollars)

Three months ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)

--------------------------------------------------------------------------------


1.   GENERAL AND FUTURE OPERATIONS:

     These interim consolidated financial statements have been prepared on a going concern basis in accordance with United States generally accepted accounting principles. The going concern basis of presentation assumes the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business. Certain conditions, as discussed below, currently exist which raise substantial doubt upon the validity of this assumption. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Cool Entertainment, Inc. (the "Company") was incorporated under the laws of the State of Colorado on June 17, 1996, under the name of Minas Novas Gold Corp. On February 15, 1999, the Company changed its name to Cool Entertainment, Inc. Prior to its acquisition of Cool Washington (note 2(a)), the Company was a holding company with no substantive operations.

     The Company is currently in the business of retailing entertainment related products such as CDs, DVDs and videos through its website.

     The Company's future operations are dependent upon the market's acceptance of its services and the Company's ability to secure strategic partnerships There can be no assurance that the Company will be able to secure market acceptance or strategic partnerships. As of September 30, 2000, the Company is considered to be in the development stage as the Company has not generated any significant revenues and is continuing to develop its business, and has experienced negative cash flows from operations.
     Operations have primarily been financed through the issuance of common stock. The Company does not have sufficient working capital to sustain operations until the end of the current fiscal year ended June 30, 2001. Additional debt or equity financing will be required and may not be available or may not be available on reasonable terms. During the three month period ended September 30, 2000, units for common shares and warrants were subscribed for cash proceeds to finance the operations of the Company (note 5). If sufficient financing cannot be obtained, the Company may be required to reduce operating activities.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Interim Consolidated Financial Statements, page 2
(Expressed in U.S. Dollars)

Three months ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)

--------------------------------------------------------------------------------


2.   SIGNIFICANT ACCOUNTING POLICIES:

     (a) Basis of presentation:

         On March 1, 1999, the Company issued 23,184,044 common shares for all of the issued and outstanding shares of Cool Entertainment, Inc. ("Cool Washington"), a company incorporated in the State of Washington on November 3, 1998. The acquisition was accounted for as a recapitalization of Cool Washington effectively representing an issue of shares by Cool Washington for the net assets of the Company.

         The net assets acquired as follows:

         Cash                                                                                     $      2,960
         Other working capital, net                                                                     22,015
         Organizational costs                                                                            1,217
         Loan payable                                                                                  (15,000)
                                                                                                  -------------
                                                                                                  $     11,192
                                                                                                  =============


         Acquisition   related   costs  of  $23,367   were   incurred   on  this
         recapitalization and have been recorded in professional fees.

         The historical financial statements reflect the financial position of Cool Washington from the date of its incorporation on November 3, 1998, consolidated with those of the Company from March 1, 1999.

     (b) Basis of consolidation:

         These consolidated financial statements have been prepared using generally accepted accounting principles in the United States. The financial statements include the accounts of the Company and its wholly-owned subsidiary, Cool Washington. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

     (c) Use of estimates:

         The preparation of consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the recorded amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported revenues and expenses for the reporting period. Actual results may significantly differ from those estimates.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Interim Consolidated Financial Statements, page 3
(Expressed in U.S. Dollars)

Three months ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)

--------------------------------------------------------------------------------


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (d) Net loss per share:

         Basic loss per share is computed using the weighted average number of common shares outstanding during the period. Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period. As the Company has a net loss in the period presented, basic and diluted net loss per share are the same.

         Excluded from the computation of diluted loss per share for the period ended September 30, 1999 are 17,388,033 shares of common stock held in escrow. The release of these escrowed shares was contingent upon the Company's achievement of contractually specified financing and website development milestones. These escrowed shares were released in 2000. See note 6.


3.   RELATED PARTY BALANCES AND TRANSACTIONS:

     In March, 1999, the Company entered into a contract with a company, Fictional Media Inc. (formerly known as Cool Management Inc.), which is controlled by the stockholders of the Company, to provide management services, site development and other professional services to the Company at cost plus 10%.

     The Company incurred cash compensation expense of $nil during the period ended September 30, 2000 (1999 - $nil).

     The payable to related party is non-interest bearing, unsecured and due on demand. The balance relates to services rendered by Fictional Media Inc. to the Company under the contract discussed above.


4.   PROPERTY AND EQUIPMENT:

     Property and equipment consists of the following:

                                                                            September 30,             June 30,
                                                                                     2000                 2000
                                                                             -------------        -------------
     Computer equipment                                                      $     19,145         $     27,577
     Computer software                                                             10,493                9,772
                                                                             -------------        -------------
                                                                                   29,638               37,349
     Less accumulated depreciation                                                (14,994)             (13,049)
                                                                             -------------        -------------
                                                                             $     14,644         $     24,300
                                                                             =============        =============

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Interim Consolidated Financial Statements, page 4
(Expressed in U.S. Dollars)

Three months ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)

--------------------------------------------------------------------------------


5.   WARRANTS:

     On February 4, 2000 the Company granted warrants to four directors of the Company to purchase 1,200,000 common shares at $0.625 per share, being the market price per common share at the date of the grant. These warrants expire in three years from their grant date. The Company also elected to grant on February 4, 2000, warrants to certain shareholders to purchase 1,200,000 common shares at $0.625 per share, being the market price per common share at the date of the grant. These warrants were valued at $12,000 and were recorded as a direct financing cost related to prior equity financings in which these shareholders participated. These warrants expire in three years from their grant date. All of the warrants are exercisable immediately but are subject to a one year hold period.

     In conjunction with the issue of 477,816 common shares in February 2000, the Company issued 477,816 warrants to purchase 477,816 common shares at $1.25 per share. These warrants are exercisable immediately and expire five years from the issue date.

     On July 24, 2000, the Company entered into a subscription agreement which granted the issue of 588,235 units of securities for cash consideration of $0.17 per unit. Each unit consisted of one share of common stock and one common stock purchase warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $0.187 for a period of three years from the date of issuance. At September 30, 2000, no common stock or warrants had been issued under this agreement.


6.   SITE DEVELOPMENT AND MAINTENANCE:

     Effective February 25, 2000, the Company reached certain performance milestones relating to the development of the Company's website. As a result, 17,388,033 common shares previously held in escrow were released. Site development and maintenance expense of $12,345,500 has been recognized, representing the difference between the market value of the common shares on the date of their release and the original cost of these common shares.


7.   FINANCIAL INSTRUMENTS:

     Fair value:

     The carrying values of cash and cash equivalents, accounts receivable, bank indebtedness and accounts payable and accrued liabilities approximate fair value due to the short-term maturities of these instruments.

     It is not practicable to determine the fair value of the payable to related party due to its related party nature and the absence of a secondary market for such instruments.

COOL ENTERTAINMENT, INC.
(A Development Stage Enterprise)

Notes to Interim Consolidated Financial Statements, page 5
(Expressed in U.S. Dollars)

Three months ended September 30, 2000 (unaudited)
Period from November 3, 1998 (inception) to September 30, 2000 (unaudited)

--------------------------------------------------------------------------------


8.   SUBSEQUENT EVENTS:

     On November 3, 2000, the Company entered into a letter of intent to acquire E-Trend Networks, Inc., a private company based in Fort Lauderdale, Florida, with offices in Marina Del Rey, California, and Calgary, Alberta. E-Trend is engaged in a business similar to that of the Company's. The letter of intent contemplates that the Company would acquire E-Trend as a wholly-owned subsidiary in exchange for the issuance of shares of the Company's common stock. The shareholders of E-Trend as a group would acquire control over the Company. Completion of the transaction is subject to a number of conditions, including the execution of a formal share exchange agreement and approval of the directors and shareholders of both companies.

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

         The acquisition of Cool Entertainment Inc., a Washington corporation ("Cool Washington") on March 1, 1999 has been accounted for as a recapitalization of Cool Washington. The transaction has been accounted for as a capital transaction effectively representing the issuance of shares by Cool Washington for the net assets of the Company.

RESULTS OF OPERATIONS

         The Company is considered to be in the development stage since it has not generated any significant revenues and is continuing to develop its business. Revenues of only $3,518 have been generated since the Company's inception. Revenues of $340 were generated during the quarter ended September 30, 2000.

         The Company experienced a loss of $158,852 for the three months ended September 30, 2000. For the three-month period, operating expenses consisted primarily of the following: management fees of $85,119, professional fees of $37,378, and site development and maintenance expenses of $27,174. In comparison, the Company incurred a loss of $141,873 for the comparable period in 1999. No revenues were generated, since the Company's website was not launched until January 2000. However, the Company incurred expenses of $141,873 primarily for management fees of $48,993, professional fees of $28,185, travel, advertising and promotion of $27,669, and site development and maintenance expenses of $22,784.

         For the period from inception (November 3, 1998) through September 30, 2000, the Company has incurred a net loss of $13,581,342. Site development and maintenance expense of $12,345,500 was recognized during the quarter ended March 31, 2000, as a result of the release of 17,388,033 common shares from escrow. Such shares had been held in escrow to insure the achievement of certain performance milestones relating to the development of the Company's website. The milestones were achieved in February, 2000, and the Company had to recognize the difference between the market value of the 17,388,033 common shares on the date of their release and their original cost.

LIQUIDITY AND CAPITAL RESOURCES

         At September 30, 2000 and June 20, 2000, the Company had working capital deficiencies of $96,110 and $46,914, respectively. Virtually all of the Company's liquidity has been provided through the sale of its Common Stock. For the period from November 3, 1998 to September 30, 2000, the Company has received $961,579 in net proceeds from the issuance of its Common Stock. Additional funding will be needed from sales of the Company's securities to keep the Company in operation.

         Current sales of product are not sufficient to sustain operations. The Company needs substantial amounts of cash to fund a marketing program to attract potential customers to its web site. As of this date, the Company has no sources of funds for a marketing effort.

PLAN OF OPERATION

         As of September 30, 2000, the Company did not have any cash. The Company is dependent upon external sources of funds and there is no assurance that any such funding will be available to the Company. The Company does not anticipate making any expenditures for plant or equipment, or increasing the number of employees.

         Due to the losses generated to date and the fact that operations have been financed through the issuance of Common Stock, there is substantial doubt about the Company's ability to continue as a going concern. As stated above, the Company does not have sufficient working capital to sustain operations until the end of its current fiscal year, which ends June 30, 2001. Additional debt or equity financing will be required and may not be available or may not be available on reasonable terms. The auditors' report on the consolidated financial statements for the year ended June 30, 2000 contained an explanatory paragraph that stated that these factors raised substantial doubt about the Company's ability to continue as a going concern. Those financial statements did not include any adjustments that might result from the outcome of this uncertainty.

         Management is currently assessing the future viability of the Company. It is exploring business combination opportunities. On November 3, 2000, the Company entered into a letter of intent to acquire E-Trend Networks, Inc., a private company based in Fort Lauderdale, Florida, with offices in Marina Del Rey, California, and Calgary, Alberta. E-Trend is engaged in a business similar to that of the Company's. The letter of intent contemplates that the Company would acquire E-Trend as a wholly-owned subsidiary in exchange for the issuance of shares of the Company's common stock. The shareholders of E-Trend as a group would acquire control over the Company. Completion of the transaction is subject to a number of conditions, including the execution of a formal share exchange agreement and approval of the directors and shareholders of both companies.

                           PART II - OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

         Not Applicable.

ITEM 2.  CHANGES IN SECURITIES

         In August 2000, the Company issued 133,000 shares to Charterbridge Financial Group, Inc. as compensation for financial public relations and investment banking services. These shares were valued at $0.51 per share, the market value of the Common Stock at the time of issuance. The Company relied upon the exemption from registration contained in
         Section 4(2) of the Securities Act of 1933. No underwriters were used and no underwriting commissions were paid.

ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

         Not Applicable.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not Applicable.

ITEM 5.  OTHER INFORMATION

         Not Applicable.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

         A)       EXHIBITS

    REGULATION                                                                                               CONSECUTIVE
    S-B NUMBER                                               EXHIBIT                                         PAGE NUMBER

       2.1           Chelsea Pacific Financial Corp. Agreement dated February 25, 1999 (1)                       N/A

       3.1           Articles of Incorporation, as amended (1)                                                   N/A

       3.2           Bylaws (1)                                                                                  N/A

       10.1          Management Agreement between Cool Entertainment, Inc., and Cool                             N/A
                     Management Inc. dated March 1, 1999(1)

       10.2          Employment Agreement between Cool Management Inc. and Marc G.                               N/A
                     Belcourt dated March 1, 1999 (1)

       10.3          Consulting Agreement between Cool Management Inc. and Leonard Wayne                         N/A
                     Voth dated March 1, 1999 (1)

       10.4          Employment Agreement between Cool Management Inc. and William J.                            N/A
                     Hadcock dated March 1, 1999 (1)
                                       16

    REGULATION                                                                                               CONSECUTIVE
    S-B NUMBER                                               EXHIBIT                                         PAGE NUMBER


       10.5          Employment Agreement between Cool Management Inc. and Clement K.M.                          N/A
                     Lau dated March 1, 1999 (1)

       10.6          Escrow Agreement between Pacific Corporate Trust Company, Cool                              N/A
                     Entertainment, Inc. (Washington), Chelsea Pacific Financial Corp., Cool
                     Entertainment, Inc. (Colorado), Clement Kar Man Lau, William James
                     Hadcock, Leonard Wayne Voth, and Marc Gregory Belcourt dated March 1,
                     1999, as amended (1)

       10.7          Form of Registration Rights Agreement between Cool Entertainment, Inc.                      N/A
                     and each of Clement Kar Man Lau, William James Hadcock, Leonard
                     Wayne Voth, and Marc Gregory Belcourt dated March 1, 1999 (1)

       10.8          Order Fulfillment Agreement with Valley Media, Inc. dated May 4, 1999 (1)                   N/A

       10.9          License Agreement with Muze, Inc. dated May 1999 (1)                                        N/A

        27           Financial Data Schedule                                                                     ___


----------------------------
(1) Incorporated by reference to the exhibits filed with the Registration Statement on Form 10-SB, File No. 0-28879

         B)       REPORTS ON FORM 8-K:

                  None.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   COOL ENTERTAINMENT INC.
                                   (Registrant)


Date: November 16, 2000            By: /S/ WILLIAM J. HADCOCK
                                      -----------------------------------------
                                      William J. Hadcock, President (Principal
                                      financial and accounting officer)

                                   APPENDIX E


                      E-TREND AUDITED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000

Financial Statements

E-TREND NETWORKS, INC.
(formerly The Moviesource.com Corp.)
September 30, 2000

                          INDEPENDENT AUDITORS' REPORT





To the Stockholders of
E-Trend Networks, Inc.


We have audited the accompanying consolidated balance sheets of E-Trend Networks, Inc. and subsidiary (formerly The Moviesource.com Corp.) as at September 30, 2000 and 1999 and the related statements of operations and deficit, stockholders' equity and cash flows for the year ended September 30, 2000 and for the period from incorporation on April 29, 1999 to September 30, 1999. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements referred to above present fairly, in all material respects, the financial position of E-Trend Networks, Inc. (and subsidiary) as at September 30, 2000 and the results of its operations and its cash flows for the year ended September 30, 2000 and for the period from incorporation on April 29, 1999 to September 30, 1999 in conformity with accounting principles generally accepted in the United States.


Calgary, Canada                                            /S/ ERNST & YOUNG LLP
November 21, 2000                                          Chartered Accountants

                             E-TREND NETWORKS, INC.


                           CONSOLIDATED BALANCE SHEETS



As at September 30

                                                                            2000          1999
                                                                          (U.S. $)      (U.S. $)
                                                                        ---------------------------
ASSETS
CURRENT
Cash and cash equivalents [NOTE 6]                                         1,791,343       638,712
Accounts receivable                                                           69,583         3,297
Due from related company [NOTE 9]                                            207,716            --
Inventory                                                                     40,344            --
Prepaid expenses                                                                 773        45,060
                                                                        ---------------------------
                                                                           2,109,759       687,069

INVESTMENT [NOTE 4]                                                          232,382            --

DUE FROM RELATED COMPANY [NOTE 9]                                            231,709        31,487

CAPITAL ASSETS [NOTE 5]                                                      266,641        25,000

GOODWILL [NOTE 3]                                                            175,169            --
                                                                        ---------------------------
                                                                           3,015,660       743,556
                                                                        ===========================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Accounts payable and accrued liabilities                                     201,585        17,820
                                                                        ---------------------------

COMMITMENTS [NOTE 11]

STOCKHOLDERS' EQUITY
Authorized
   25,000,000 preferred shares, par value $0.001
   25,000,000 common shares, par value $0.001
Issued
   Common shares [NOTE 7]                                                      8,854         6,850
Additional paid in capital [NOTE 7]                                        3,601,406       774,225
Accumulated deficit                                                         (866,495)      (55,339)
Unrealized gain from investment                                               89,102            --
Cumulative translation adjustment                                            (18,792)           --
                                                                        ---------------------------
                                                                           2,814,075       725,736
                                                                        ---------------------------
                                                                           3,015,660       743,556
                                                                        ===========================

SEE ACCOMPANYING NOTES

On behalf of the Board:


               Director                                                 Director

                             E-TREND NETWORKS, INC.


                CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT



                                                           FOR THE TWELVE    FOR THE PERIOD FROM
                                                            MONTHS ENDED       INCORPORATION ON
                                                            SEPTEMBER 30,     APRIL 29, 1999 TO
                                                                2000          SEPTEMBER 30, 1999
                                                              (U.S. $)             (U.S. $)
                                                          --------------------------------------
REVENUE                                                         665,075                   --

COST OF SALES                                                   503,938                   --
                                                          --------------------------------------
                                                                161,137                   --
                                                          --------------------------------------

EXPENSES
Operating and development                                       436,764                   --
General and administrative                                      435,745               59,564
Advertising costs                                               108,703                   --
Sales and marketing                                              28,921                   --
Amortization of capital assets                                   31,756                   --
Amortization of goodwill                                         20,329                   --
                                                          --------------------------------------
                                                              1,062,218               59,564
                                                          --------------------------------------

LOSS BEFORE THE FOLLOWING                                      (901,081)             (59,564)

INTEREST INCOME                                                  89,925                4,225
                                                          --------------------------------------
NET LOSS FOR THE PERIOD [NOTE 10]                              (811,156)             (55,339)
                                                          --------------------------------------
OTHER COMPREHENSIVE INCOME
   Unrealized gain from investment                               89,102                   --
   Foreign currency translation adjustment                      (18,792)                  --
                                                          --------------------------------------
                                                          --------------------------------------
                                                                 70,310                   --
                                                          --------------------------------------
COMPREHENSIVE LOSS                                             (740,846)             (55,339)
                                                          ======================================


DEFICIT, BEGINNING OF PERIOD                                    (55,339)                  --

NET LOSS FOR THE PERIOD                                        (811,156)             (55,339)
                                                          --------------------------------------
DEFICIT, END OF PERIOD                                         (866,495)             (55,339)
                                                          ======================================


BASIC AND DILUTED LOSS PER SHARE [NOTE 8]                        (0.10)                (0.02)
                                                          ======================================

SEE ACCOMPANYING NOTES

                             E-TREND NETWORKS, INC.


                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY



As at September 30, 2000

                                                                COMMON STOCK
                                                        -----------------------------
                                                                                        PAID IN
                                                          NUMBER OF       AMOUNT        CAPITAL
                                                            SHARES       (U.S. $)       (U.S. $)
                                                        -------------------------------------------

Issuance of common stock [NOTE 7]                          6,850,000        6,850        774,225
                                                        -------------------------------------------

Balance, September 31, 1999                                6,850,000        6,850        774,225

Issuance of common shares for cash [NOTE 7]                1,618,734        1,619      2,395,732

Issuance of common shares for services [NOTE 7]               85,000           85         84,915

Issuance of common shares on acquisition of subsidiary
   [NOTES 3 AND 7]                                           200,000          200        199,800

Issuance of common shares for shares in investment
   [NOTES 4 AND 7]                                           100,000          100        149,900

Share issue costs                                                 --           --         (3,166)
                                                        -------------------------------------------
Balance, September 30, 2000                                8,853,734        8,854      3,601,406
                                                        ===========================================

SEE ACCOMPANYING NOTES

                             E-TREND NETWORKS, INC.


                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                           FOR THE TWELVE    FOR THE PERIOD FROM
                                                            MONTHS ENDED       INCORPORATION ON
                                                            SEPTEMBER 30,     APRIL 29, 1999 TO
                                                                2000          SEPTEMBER 30, 1999
                                                              (U.S. $)             (U.S. $)
                                                          -----------------------------------------
CASH WAS PROVIDED BY (USED FOR):

OPERATING ACTIVITIES
Net loss for the period                                        (811,156)            (55,339)
Amortization                                                     52,085                  --
Add (deduct) following item:
   Net change in non-cash working capital                       (86,294)            (30,537)
                                                          -----------------------------------------
                                                               (845,365)            (85,876)
                                                          -----------------------------------------
FINANCING ACTIVITIES
Proceeds from capital contributions                           2,394,185             781,075
Due from related company                                       (200,222)            (31,487)
                                                          -----------------------------------------
                                                              2,193,963             749,588
                                                          -----------------------------------------
INVESTING ACTIVITY
Purchase of capital assets                                     (195,967)            (25,000)
                                                          -----------------------------------------
INCREASE IN CASH                                              1,152,631             638,712

CASH, BEGINNING OF PERIOD                                       638,712                  --
                                                          -----------------------------------------
CASH, END OF PERIOD                                           1,791,343             638,712
                                                          =========================================


SEE ACCOMPANYING NOTES

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





1.   BASIS OF PRESENTATION

The Corporation was incorporated as The Moviesource.com Corp. under the Business Corporations Act (Nevada) on April 29, 1999. The Corporation changed its name effective February 10, 2000 to E-Trend Networks, Inc. The Corporation is committed to the business of e-commerce sales and distribution of filmed entertainment, video games and music.

The consolidated financial statements include the accounts of the Corporation and its wholly owned subsidiary, Langara Distribution Inc., an Alberta, Canada corporation.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Corporation have been prepared in accordance with accounting principles generally accepted in the United States. The presentation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

CASH EQUIVALENTS

The Corporation considers cash invested in money market funds with a maturity of 90 days or less, amounting to $1,812,301 (1999 - $617,328), to be cash equivalents.

CAPITAL ASSETS

Capital assets are recorded at cost. Amortization is provided on the bases and at rates designed to amortize the cost of assets over their estimated useful lives. Amortization is recorded using the declining balance method at the following annual rates:

                 Furniture and fixtures          - 10%
                 Computer hardware               - 30%
                 Computer software               - 20%
                 Leasehold improvements          Over term of lease

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





CONCENTRATION OF CREDIT RISK

The financial instruments of the Corporation that are exposed to concentration of credit risk consist primarily of cash and short term deposits. The Corporation's cash and cash equivalents are placed with high quality major Canadian chartered banking institutions, limiting its exposure of credit risk.

GOODWILL

Goodwill is recorded at cost and is being amortized on a straight-line basis over 10 years. The recoverability of goodwill is assessed periodically based on management estimates of undiscounted future operating income from each of the acquired businesses to which the goodwill relates.

FINANCIAL INSTRUMENTS

Financial instruments of the Corporation consist mainly of cash and cash equivalents, accounts receivable, due from related company and accounts payable and accrued liabilities. At September 30, 2000, there are no significant differences between the carrying values of these amounts and their estimated market values.

REVENUE RECOGNITION

Gross revenue from product sales is recognized as the product is delivered. Sales returns are limited to 15% of the total sales to each unrelated customer and are credited against future sales.

INCOME TAXES

Income taxes are computed using the liability method. Under the liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.
Recognition of deferred tax assets is limited to amounts considered by management to be more likely than not of realization in future periods.

INVESTMENT

Investment is publicly traded equity securities classified as available for sale and are recorded at market. Unrealized gains and losses are reflected in other comprehensive income.

ADVERTISING COSTS

Advertising costs are expensed as incurred.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)



STOCK BASED COMPENSATION

The Corporation applies the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. Accordingly, no compensation cost is recognized in the accounts as options are granted with an exercise price that approximates the prevailing market price.

COMPUTATION OF LOSS PER SHARE

Basic loss per stock is computed by dividing the net loss attributable to common stockholders by the weighted average number of common stock outstanding for that period. Diluted loss per stock is computed giving effect to all dilutive potential common stock that were outstanding during the period. Dilutive potential common stock consist of incremental common stock issuable upon exercise of convertible securities. At September 30, 2000, there were no dilutive potential common stock and therefore the dilutive loss per stock is equivalent to the basic loss per stock.

FOREIGN CURRENCY TRANSLATION

The functional currency of the Corporation and its subsidiary is the Canadian dollar. Accordingly, all assets and liabilities are translated at the year end exchange rate and revenues and expenses are translated at average exchange rates. Gains and losses arising from the translation of the financial statements of the Corporation are recorded in a "Cumulative Translation Adjustment" account in stockholders' equity.

Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Foreign currency denominated monetary assets and liabilities are translated at the exchange rate in effect of the balance sheet date. The resulting exchange gains and losses on these items are included in net earnings.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





3.   ACQUISITION

The Corporation acquired all of the issued and outstanding shares of Langara Distribution Inc. ("Langara") effective January 1, 2000 for consideration of 200,000 common shares valued at $1.00 per share and 200,000 share purchase warrants exercisable at $2.00 per warrant from the date of issuance. The ascribed value of this transaction was $200,000 and no value has been ascribed to the warrants. This acquisition was accounted for by the purchase method allocating all of the purchase price to goodwill. The operating results of Langara are included in the consolidated statements of operations and deficit from the date of acquisition. The pro-forma loss and pro-forma loss per share for the year ended September 30, 1999 giving effect to the acquisition of Langara as though it had occurred as at October 1, 1998 do not differ materially from that recorded.

4.   INVESTMENT

On January 21, 2000, the Corporation swapped 99,900 common shares of Video Headquarters Inc., ("Video Headquarters") a publicly traded Canadian company, for 100,000 shares of the Corporation at a value of $150,000.

                                                                     SEPTEMBER 30, 2000
                                                          -----------------------------------------
                                                            TRANSLATED    UNREALIZED    RECORDED
                                                            COST BASIS       GAIN         BASIS
                                                                $              $            $
                                                          -----------------------------------------
Video Headquarters common shares                             143,280           89,102       232,382
                                                          =========================================

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





5.   CAPITAL ASSETS

                                                               SEPTEMBER 30, 2000
                                               ----------------------------------------------------
                                                                    ACCUMULATED    NET BOOK VALUE
                                                     COST          AMORTIZATION           $
                                                       $                 $
                                               ----------------------------------------------------
Furniture and fixtures                                 8,196              404              7,792
Leasehold improvements                                25,545            1,277             24,268
Computer hardware                                     31,718            4,468             27,250
Computer software                                    232,938           25,607            207,331
                                               ----------------------------------------------------
                                                     298,397           31,756            266,641
                                               ====================================================


                                                               SEPTEMBER 30, 1999
                                               ----------------------------------------------------
                                                                    ACCUMULATED    NET BOOK VALUE
                                                     COST          AMORTIZATION           $
                                                       $                 $
                                               ----------------------------------------------------
Computer software                                     25,000               --             25,000
                                               ====================================================

6.   LINE OF CREDIT

The Corporation has a line of credit with a limit of $150,000 which accrues interest at prime plus 0.5% per annum. As at September 30, 2000, this line of credit had an overdraft balance of $74,816.

7.   SHARE CAPITAL

AUTHORIZED

25,000,000 common shares at $0.001 per value
25,000,000 preferred shares at $0.001 per value

COMMON STOCK ISSUED

As of September 30, 1999, 6,075,000 and 775,000 common shares had been issued at $0.001 and $1.00 per share.

On October 1, 1999, 85,000 common shares were issued for services provided by three consultants in relation to the development of the Corporation's website for $1.00 per share.

On March 22, 2000, 1,618,734 common shares were issued for cash consideration at prices of $1.00 and $1.50 per share.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)




On January 21, 2000, 100,000 common shares were issued at $1.50 in exchange for common shares in Video Headquarters.

On January 1, 2000, 200,000 shares were issued to acquire Langara with an ascribed value of $1.00 per share.

OPTIONS

The Company is authorized to grant employees, directors and officers options to purchase up to 2,000,000 common shares. The following table details the options outstanding at September 30, 2000:

                                                               NUMBER OF       WEIGHTED AVERAGE
                                                                OPTIONS         EXERCISE PRICE
                                                                   #                   $
                                                            ---------------------------------------
Outstanding at September 30, 1999                                     --                 --
Granted                                                        1,438,000                1.99
                                                            ---------------------------------------
Outstanding at September 30, 2000                              1,438,000                1.99
                                                            =======================================
Exercisable at September 30, 2000                                  9,700                1.26
                                                            =======================================

The fair value for these  options  was  estimated  at the date of grant  using a
Black-Scholes   option   pricing  model  with  the  following   weighted-average
assumptions.

                                                                                         2000
                                                                                          $
                                                                                    ---------------
Risk free interest rate                                                                 7.50%
Dividend yield                                                                            0%
Volatility factors of expected market price                                              100%
Weighted average expected life of the options                                          2 years

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)





The Black-Scholes options valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, the valuation model calculates the expected stock price volatility based on highly subjective assumptions. Because the Corporation's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

Pro forma disclosures of loss and loss per common share are presented below as if the Corporation had adopted the cost recognition requirements under FAS 123. The compensation cost for the stock-based compensation was approximately $1,048,300.

                                                                                         2000
                                                                                          $
                                                                                    ---------------
Loss                                                        As reported                  811,156
                                                            Pro forma                  1,859,456
Basic and diluted loss per common share                     As reported ($/share)         (0.10)
                                                            Pro forma ($/share)           (0.23)

WARRANTS

On September 30, 2000, there were 200,000 common share purchase warrants issued and outstanding. Each warrant entitles the holder to purchase one common share of the Corporation for $2.00 per share expiring April 20, 2002.

8.   LOSS PER SHARE

                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2000            1999
                                                                           $              $
                                                                    -------------------------------
Net loss                                                                 811,156          55,339
Weighted average number of common shares outstanding                   7,946,310       2,857,943
                                                                    -------------------------------

Loss per common share - basic and diluted                                  (0.10)          (0.02)
                                                                    ===============================

9.   RELATED PARTY TRANSACTIONS AND ECONOMIC DEPENDENCE

The due from related company of $231,709 represents an advance to the Corporation's major shareholder, Video Headquarters. The advance bears interest at 8% per annum, is unsecured and has no fixed terms of repayment. At September 30, 2000, the Corporation received interest income of $17,056 from Video Headquarters.

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)



The Corporation sold $608,305 of its products to Video Headquarters and at September 30, 2000, owes the Corporation $207,716 in trade receivables. The Corporation does not limit sales returns from Video Headquarters and receives 91.5% of its sales from Video Headquarters.

10.  INCOME TAXES

The income tax benefit differs from the amount computed by applying the Canadian federal statutory tax rates to the loss before income taxes for the following reasons:

                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2000            1999
                                                                           $              $
                                                                    -------------------------------
Income tax benefit at Canadian statutory rates (44.62%)                 (373,714)        (24,692)
Increase (decrease) in taxes resulting from:
Change in deferred tax asset valuation allowance                         373,714          24,692
                                                                    -------------------------------
Income tax benefit                                                            --              --
                                                                    ===============================

Future income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the Corporation's future income tax assets are as follows:

                                                                     SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2000            1999
                                                                           $              $
                                                                    -------------------------------
Non-capital loss carryforwards                                           371,374          24,692
Undepreciated capital costs in excess of book value of capital
   assets                                                                 17,961              --
                                                                    -------------------------------
Net future tax assets                                                    389,335          24,692
Valuation allowance                                                     (389,335)        (24,692)
                                                                    -------------------------------
                                                                               --               --
                                                                    ===============================

11.  COMMITMENTS

The Corporation is committed to the following rental payments under various equipment leases:

                                                         $
                                                    -------------
                                2001                    82,820
                                2002                    53,958
                                2003                    55,812
                                2004                    21,404
                                2005                     5,351

                             E-Trend Networks, Inc.


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT



September 30, 2000 (expressed in U.S. dollars)



                                                    -------------
                                                       219,345
                                                    =============

12.  SUBSEQUENT EVENT

On November 3, 2000, the Corporation entered into a letter of intent to be acquired, by way of a share exchange and reorganization, by Cool Entertainment Inc. The Corporation will be the successor company after conclusion of the proposed transaction.

                                   APPENDIX F

           COOL UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                   Pro Forma Consolidated Financial Statements of


                   COOL  ENTERTAINMENT,  INC.


                   Period ended September 30, 2000

                   (Unaudited)

COOL ENTERTAINMENT, INC.
Pro Forma Consolidated Balance Sheet
(Unaudited)
(Expressed in U.S. Dollars)

As at September 30, 2000

===============================================================================================================
                                                                                Pro forma
                                                                              adjustments
                                                  Cool                                and                 Cool
                                        Entertainment,           E-Trend      eliminating       Entertainment,
                                                  Inc.    Networks, Inc.          entries                 Inc.
---------------------------------------------------------------------------------------------------------------
                                                                             (note 3 (a))
Assets

Current assets:
     Cash and cash equivalents            $         -       $  1,791,343    $     (23,000)  2(d)  $  1,768,343
     Accounts receivable                            90            69,583               -                69,673
     Inventory                                      -             40,344               -                40,344
     Due from related company                       -            207,716               -               207,716
     Prepaid expenses                               -                773               -                   773
     ----------------------------------------------------------------------------------------------------------
                                                    90         2,109,759          (23,000)           2,086,849

Investment                                          -            232,382               -               232,382

Due from related company                            -            231,709               -               231,709

Property and equipment                          14,644           266,641           68,000   2(d)       349,285

Goodwill                                            -            175,169               -               175,169
---------------------------------------------------------------------------------------------------------------

                                          $     14,734      $  3,015,660    $      45,000         $  3,075,394
===============================================================================================================

Liabilities and Shareholders' Equity (Deficiency)

Current liabilities:
     Bank indebtedness                    $      1,030      $         -     $          -          $      1,030
     Accounts payable and
       accrued liabilities                      43,626           201,585               -               245,211
     Payable to related party                   51,544                -           (51,544)  2(e)            -
     Promissory note                                -                 -            45,000   2(d)            -
                                                                                  (45,000)  2(d)            -
     ----------------------------------------------------------------------------------------------------------
                                                96,200           201,585          (51,544)             246,241

Shareholders' equity (deficiency):
     Common stock                           13,388,710             8,854      (13,388,710)  2(b)       105,398
                                                                                   45,000   2(d)
                                                                                   51,544   2(e)
     Additional paid-in capital                111,166         3,601,406         (111,166)  2(b)     3,601,406
     Deficit                               (13,581,342)         (866,495)         (81,466)  2(b)      (947,961)
                                                                               13,581,342   2(b)
     Cumulative translation adjustment              -            (18,792)              -               (18,792)
     Unrealized gain from investment                -             89,102               -                89,102
     ----------------------------------------------------------------------------------------------------------
                                               (81,466)        2,814,075           96,544            2,829,153
---------------------------------------------------------------------------------------------------------------

                                          $     14,734     $   3,015,660    $      45,000         $  3,075,394
===============================================================================================================

See accompanying notes to pro forma consolidated financial statements.

COOL ENTERTAINMENT, INC.
Pro Forma Consolidated Statement of Operations and Deficit
(Unaudited)
(Expressed in U.S. Dollars)

Year ended June 30, 2000

===============================================================================================================
                                                   Cool           E-Trend
                                         Entertainment,         Networks,        Pro forma           Pro forma
                                                   Inc.              Inc.      adjustments        consolidated
---------------------------------------------------------------------------------------------------------------
                                                                               (note 3(b))

Sales                                    $        3,178      $    665,075       $       -       $      668,253

Cost of sales                                     2,765           503,938               -              506,703
---------------------------------------------------------------------------------------------------------------
                                                    413           161,137               -              161,550

Interest income                                      -             89,925               -               89,925

Operating expenses:
   Operating and development                 12,612,461           436,764               -           13,049,225
   Management fees                              261,945                -                -              261,945
   General and administrative                   418,151           435,745               -              853,896
   Depreciation                                  13,049            31,756           16,000              60,805
   Amortization of goodwill                          -             20,329               -               20,329
   Advertising costs                                 -            108,703               -              108,703
   Sales and marketing                               -             28,921               -               28,921
   ------------------------------------------------------------------------------------------------------------
                                             13,305,606         1,062,218           16,000          14,383,824
---------------------------------------------------------------------------------------------------------------

Net loss for the period                  $  (13,305,193)     $   (811,156)      $  (16,000)     $  (14,132,349)
===============================================================================================================
Net loss per common share, basic         $        (0.52)     $         -                -       $        (2.98)
===============================================================================================================
Weighted average common shares
   outstanding, basic                        25,383,924                -                -            4,735,706
===============================================================================================================

See accompanying notes to pro forma consolidated financial statements.

COOL ENTERTAINMENT, INC.
Pro Forma Consolidated Statement of Operations and Deficit
(Unaudited)
(Expressed in U.S. Dollars)

Three months ended September 30, 2000



===============================================================================================================
                                                   Cool           E-Trend
                                         Entertainment,         Networks,        Pro forma           Pro forma
                                                   Inc.              Inc.      adjustments        consolidated
---------------------------------------------------------------------------------------------------------------
                                                                               (note 3(b))

Sales                                       $       340      $    259,637       $       -        $     259,977

Cost of sales                                       327           189,406               -              189,733
---------------------------------------------------------------------------------------------------------------
                                                     13            70,231               -               70,244

Interest and other income                            79            47,151               -               47,230

Operating expenses:
     Operating and development                   27,174           155,156               -              182,330
     Management fees                             85,119                -                -               85,119
     General and administrative                  42,946           149,951               -              192,897
     Depreciation                                 3,705             5,000            3,000              11,705
     Amortization of goodwill                        -              4,540               -                4,540
     Advertising costs                               -             46,766               -               46,766
     Sales and marketing                             -             16,835               -               16,835
---------------------------------------------------------------------------------------------------------------
                                                158,944           378,248            3,000             540,192
---------------------------------------------------------------------------------------------------------------

Net loss for the period                     $  (158,852)     $   (260,866)      $   (3,000)      $    (422,718)
===============================================================================================================
Net loss per common share, basic            $     (0.00)     $         -                -        $       (0.09)
===============================================================================================================
Weighted average common shares
   outstanding, basic                        37,672,890                -                -            4,858,596
===============================================================================================================



See accompanying notes to pro forma consolidated financial statements.

COOL ENTERTAINMENT, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in U.S. Dollars)

================================================================================

1.   BASIS OF PRESENTATION:

     The accompanying pro forma consolidated financial statements have been compiled for purposes of inclusion in the information statement for the special meeting of shareholders of Cool Entertainment, Inc. (the "Company") to be held on January 26, 2001. The pro forma consolidated financial statements give effect to the proposed arrangement between the Company and E-Trend Networks, Inc. ("E-Trend") which will result in the exchange by the shareholders of E-Trend of all of its issued and outstanding common shares for 4,441,867 common shares of the Company. These pro forma consolidated financial statements are not necessarily indicative of what the financial position or results of operations would have been if the transactions described below had been completed at the dates indicated or purport to be indicative of the results that may be expected in the future.

     The pro forma  consolidated  financial  statements have been prepared from:

     (a) the audited financial statements of the Company for the year ended June 30, 2000;

     (b) the unaudited financial statements of the Company as at and for the three months ended September 30, 2000;

     (c) the audited financial statements of E-Trend as at and for the year ended September 30, 2000;

     (d) unaudited internal financial information of E-Trend for the three months ended September 30, 2000; and

     (e) the additional information set out in notes 2 and 3.

     The consolidated financial statements should be read in conjunction with the financial statements of the Company and E-Trend included elsewhere herein.


2.   PRO FORMA TRANSACTIONS:

     The pro forma consolidated financial statements give effect to the following transactions relating to the proposed arrangement between the Company and E-Trend:

     (a) a redomiciliation of the Company to Delaware followed by a 1 for 100 reverse stock split of Cool's outstanding common stock;

     (b) issuance of 4,441,867 common shares of Cool to the shareholders of E-Trend in exchange for all of the issued and outstanding common shares of E-Trend; and

     (c) at the closing date each unexpired and unexercised outstanding stock option of E-Trend will be assumed by the Company. Each option assumed shall be subject to the same terms and conditions as the existing E-Trend options. As at September 30, 2000, E-Trend had 1,438,000 options outstanding at a weighted average exercise price of $1.99 per option of which 9,700 were exercisable at a weighted average exercise price of $1.26 per option.

COOL ENTERTAINMENT, INC.
Notes to Pro Forma Consolidated Financial Statements, page 2
(Unaudited)
(Expressed in U.S. Dollars)

Period ended September 30, 2000

================================================================================

     (d) the cash payment of $23,000 (Cdn $35,000) and the issuance of a promissory note of $45,000 by E-Trend to Fictional Media Inc., a company controlled by stockholders of Cool, is in exchange for property and equipment, and the repayment of the note for consideration equal to 15,000 common shares of Cool upon completion of the proposed arrangement.

     (e) The repayment of the payable to related party, being Fictional Media Inc., for consideration assumed to be equal to 25,000 common shares of Cool upon completion of the proposed arrangement.

         On completion of these transactions, the Company proposes to change its name to E-Trend Networks, Inc.

3.   PRO FORMA ASSUMPTIONS:

     (a) Pro forma consolidated balance sheet:

         The pro forma consolidated balance sheet gives effect to the transactions described in note 2 as if they had occurred on September 30, 2000. As a result of the issuance of the Company's shares on the arrangement, the former shareholders of E-Trend will gain control over the Company. For accounting purposes, this business combination will be accounted for by the purchase method as a reverse take-over transactions with E-Trend identified as the acquiree and the Company identified as the acquired business. For purposes of these pro forma consolidated financial statements, the fair value of the net assets acquired is equal to their book values. The excess of the value assigned to the liabilities assumed over the assets acquired of $81,466 has been recognized as a capital transaction and charged directly to deficit.

     (b) Pro forma consolidated statements of operations:

         The pro forma consolidated statements of operations give effect to the transactions described in note 2 as if they had occurred at the beginning of the periods presented. As the values assigned to the net assets acquired equal their book values, no adjustments are required to recognize impacts of the business combination. The pro forma consolidated statements of operations include an adjustment for depreciation of the acquired equipment described in note 2(c) as follows:

                  Three months ended September 30, 2000         $      3,000
                  Year ended June 30, 2000                            16,000

COOL ENTERTAINMENT, INC.
Notes to Pro Forma Consolidated Financial Statements, page 3
(Unaudited)
(Expressed in U.S. Dollars)

Period ended September 30, 2000

================================================================================

4.   SHARE CAPITAL:

     ==========================================================================================================
                                                                                   Number
                                                                                of shares               Amount
     ----------------------------------------------------------------------------------------------------------

     Authorized:
         100,000,000 Common shares, no par value

     Issued:
         Balance before transaction per Cool financial statements              37,752,401       $   13,388,710

         Reverse stock split 1 for 100                                        (37,374,877)                  -
         ------------------------------------------------------------------------------------------------------
                                                                                  377,524           13,388,710

         Shares issued at fair value to purchase all issued
            and outstanding shares of E-Trend                                   4,441,867                   -

         Adjustments  of Cool share  capital to comply  with  reverse  take-over accounting:
              Elimination of Cool share capital                                        -           (13,388,710)
              E-Trend share capital                                                    -                 8,854

         Issued on settlement of note payable                                      15,000               45,000

         Issued on settlement of payable to related party                          25,000               51,544
     ----------------------------------------------------------------------------------------------------------

     Pro forma balance, September 30, 2000                                      4,859,391       $      105,398
     ==========================================================================================================

                                   APPENDIX G
                       PLAN OF REINCORPORATION AND MERGER

                AGREEMENT AND PLAN OF REINCORPORATION AND MERGER

This Agreement and Plan of Reorganization and Merger ("Reincorporation Agreement") is made as of December ___, 2000, by and between COOL ENTERTAINMENT, INC., a Colorado corporation ("Cool"), and E-TREND NETWORKS, INC., a Delaware corporation ("Cool Delaware"), (collectively, the "Constituent Corporations").

The parties adopt the plan of merger encompassed by this Reincorporation Agreement and agree that Cool shall merge into Cool Delaware on the following terms and conditions:

1.   REINCORPORATION; SURVIVING CORPORATION; AND EFFECTIVE TIME.

1.1  REINCORPORATION.  As soon as  practicable  following  the  fulfillment  (or waiver, to the extent permitted) of conditions specified in this Reincorporation Agreement, Cool shall be merged with and into Cool Delaware (the "Reincorporation"), and Cool Delaware shall survive the Reincorporation.

1.2 EFFECTIVE TIME. The Reincorporation shall be effective as of the latest of the date and time when (i) Articles of Merger are duly filed with the Secretary of State of the State of Colorado as provided by the Colorado Business Corporation Act; (ii) Articles of Merger are duly filed with the Secretary of State of the State of Delaware as provided in the Delaware General Corporation Law; and (iii) February 2, 2000 ("Effective Time").

1.3  SURVIVING  CORPORATION.  At  the  Effective  Time,  Cool  Delaware  as  the
     surviving corporation ("Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware in the manner and with the effect provided by the Delaware General Corporation Law, and the separate existence of Cool shall be terminated and shall cease.

2.   TREATMENT OF SECURITIES.

2.1 COMMON STOCK OF COOL AND COOL DELAWARE. At the Effective Time, by virtue of the Reincorporation and without any further action on the part of the Constituent Corporations or their shareholders, (i) each 100 shares of common stock of Cool issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of the common stock of Cool Delaware; (ii) each option to buy a share of common stock of Cool granted and outstanding immediately prior to the Effective Time shall be changed and converted into an option to buy one-hundredth of a share of common stock of Cool Delaware on the same terms and conditions; and (iii) each share of common stock of Cool Delaware issued and outstanding immediately prior to the Effective Time shall be cancelled.

2.2 FRACTIONAL SHARES. Each holder of shares of Cool common stock who would otherwise have been entitled to receive a fraction of a share of Cool Delaware common stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash in an amount equal to such fractional part of a share of Cool Delaware common stock multiplied


Agreement and Plan of Reincorporation and Merger - Page 1 by the market value of such common stock. The market value of one share of Cool Delaware common stock on the Effective Date shall be the closing bid price of Cool common stock as reported on the OTC Bulletin Board on the last business day preceding the Effective Date, multiplied by 100. No such holder shall be entitled to dividends, voting rights, or any other shareholder right in respect of any fractional share.

2.3 STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that time, represented shares of the common stock of Cool shall be deemed for all purposes to evidence ownership of and to represent shares of the same class and series of common stock of Cool Delaware and shall be so registered on the books and records of Cool Delaware or its transfer agent. The registered owner of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Cool Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon, the shares of Cool Delaware evidenced by such outstanding certificate as above provided. After the Effective Time, whenever certificates that formerly represented shares of Cool are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the shares of Cool Delaware into which the shares of Cool were converted.

3.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

3.1 CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of Cool Delaware then in effect shall be the articles of incorporation of the Surviving Corporation until further amended or repealed in the manner provided by law.

3.2 BYLAWS. At the Effective Time, the Bylaws of the Surviving Corporation then in effect shall be the bylaws of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law.

3.3 DIRECTORS. The director of Cool Delaware immediately preceding the Effective Time shall be the director of the Surviving Corporation on and after the Effective Time and shall serve until the expiration of their terms and until their successors are elected and qualified.

3.4 OFFICERS. The officers of Cool Delaware immediately preceding the Effective Time shall be the officers of the Surviving Corporation on and after the Effective Time and shall serve at the pleasure of its Board of Directors.

4.   MISCELLANEOUS.

4.1 AMENDMENT. This Reincorporation Agreement may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing of this Reincorporation Agreement with the Colorado Secretary of State or the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Reincorporation Agreement by the shareholders of either Constituent Corporation, unless approved by such shareholders,


Agreement and Plan of Reincorporation and Merger - Page 2 shall not (i) alter or change the amount or kind of shares to be received upon conversion of the outstanding Common stock of Cool, or (ii) alter or change any of the terms and conditions of the Reincorporation Agreement if such alteration or change would adversely affect the holders of the outstanding Common stock of Cool.

4.2 CONDITIONS TO REINCORPORATION. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived to the extent permitted by law in the sole discretion of the Boards of Directors of the Constituent Corporations): (i) the Reincorporation shall have been approved by the shareholders of Cool in accordance with the Colorado Business Corporation Act; (ii) Cool, as sole shareholder of Cool Delaware, shall have approved the Reincorporation in accordance with the Delaware General Corporation Law; and (iii) the parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the
     Reincorporation, and each of such approvals shall be in full force and effect.

4.3 ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Reincorporation Agreement may be terminated and the Reincorporation may be abandoned by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Reincorporation
     Agreement by the shareholders of Cool, or the consummation of the Reincorporation may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Constituent Corporations, such action would be in the best interests of such corporations. In the event of termination of this Reincorporation Agreement, this Reincorporation Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

IN WITNESS WHEREOF, this Reincorporation Agreement, having first been fully approved by the Boards of Directors of Cool and Cool Delaware, is hereby executed on behalf of each Constituent Corporation.

                                        COOL ENTERTAINMENT, INC.
                                        A Colorado corporation


                                        By:
                                           -------------------------------------
                                              William Hadcock, President


                                        E-TREND NETWORKS, INC.
                                        A Delaware corporation


                                        By:
                                           -------------------------------------
                                              William Hadcock, President


Agreement and Plan of Reincorporation and Merger - Page 3

                                   APPENDIX H
                 CERTIFICATE OF INCORPORATION OF COOL DELAWARE

                          CERTIFICATE OF INCORPORATION
                                       OF
                             E-TREND NETWORKS, INC.


                                    ARTICLE I
                                      NAME

   The name of the Corporation is E-Trend Networks, Inc. (the "Corporation").


                                   ARTICLE II
                     REGISTERED OFFICE AND REGISTERED AGENT

         The address of the registered office of the Corporation is National Corporate Research, Ltd., 615 DuPont Highway, in the City of Dover, County of Kent, State of Delaware 19901. The name of its registered agent at that address is National Corporate Research, Ltd.


                                   ARTICLE III
                                PURPOSE AND TERM

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. The Corporation is to have perpetual existence.


                                   ARTICLE IV
                            AUTHORIZED CAPITAL STOCK

         (a) The total number of shares of stock which the Corporation shall have authority to issue is 21,000,000 shares of capital stock, consisting of (i) 20,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

         (b) Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of each class of the Common Stock are as follows:

                (1) No Cumulative Voting. The holders of shares of Common Stock shall not have cumulative voting rights.

                          Certificate of Incorporation
                                       of
                             E-Trend Networks, Inc.
                                   Page 1 of 5

                (2) Dividends; Stock Splits. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

                (3) Liquidation, Dissolution, Winding Up. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively.

                (4) No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

         (c) Preferred Stock. The Board of Directors is hereby expressly authorized, subject to limitations prescribed by law, to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series.


                                    ARTICLE V
                               BOARD OF DIRECTORS

         (a) The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, this Certificate of Incorporation or by the laws of the State of Delaware.

         (b) The number of members of the Board of Directors shall be set in accordance with the Corporation's Bylaws; however, the initial Board of Directors shall consist of one member. The name and address of the person who shall serve as the director until the first annual meeting of stockholders and until his successor is duly elected and qualified are as follows:

                          Certificate of Incorporation
                                       of
                             E-Trend Networks, Inc.
                                   Page 2 of 5

NAME                                          ADDRESS

Leonard N. Voth                               4422 Stone Crescent
                                              West Vancouver, British Columbia
                                                 V7V 1B7 Canada

         (c) Election of directors need not be by written ballot unless the Bylaws so provide.

         (d) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.


                                   ARTICLE VI
                             LIMITATION OF LIABILITY

         No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. If the General Corporation Law of the State of Delaware is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.


                                   ARTICLE VII
                                 INDEMNIFICATION


                          Certificate of Incorporation
                                       of
                             E-Trend Networks, Inc.
                                   Page 3 of 5

         The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article VII shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

         The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VII to directors and officers of the Corporation.

         The rights to indemnification and to the advance of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

         Any repeal or modification of this Article VII by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.


                                  ARTICLE VIII
                               AMENDMENT OF BYLAWS

         In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's Bylaws.





                          Certificate of Incorporation
                                       of
                             E-Trend Networks, Inc.
                                   Page 4 of 5

                                   ARTICLE IX
                                  INCORPORATOR

         The name and address of the incorporator is Fay M. Matsukage, Esq., c/o Dill Dill Carr Stonbraker & Hutchings, P.C., 455 Sherman Street, Suite 300, Denver, Colorado 80203.


         I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts stated herein are true, and I have accordingly hereunto set my hand this 27th day of November, A.D. 2000.


                                                 /S/ FAY M. MATSUKAGE
                                                 ------------------------------
                                                 Fay M. Matsuakge, Esq.
                                                 Incorporator












                          Certificate of Incorporation
                                       of
                             E-Trend Networks, Inc.
                                   Page 5 of 5

                                   APPENDIX I


                             BYLAWS OF COOL DELAWARE

                                     BYLAWS

                                       OF

                             E-TREND NETWORKS, INC.

                                TABLE OF CONTENTS


ARTICLE I......................................................................1
   CORPORATE OFFICES...........................................................1
      1.1  REGISTERED OFFICE...................................................1
      1.2  OTHER OFFICES.......................................................1
ARTICLE II.....................................................................1
   MEETINGS OF STOCKHOLDERS....................................................1
      2.1  PLACE OF MEETINGS...................................................1
      2.2  ANNUAL MEETING......................................................1
      2.3  SPECIAL MEETING.....................................................2
      2.4  NOTICE OF STOCKHOLDERS' MEETINGS....................................2
      2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE........................2
      2.6  QUORUM..............................................................2
      2.7  ADJOURNED MEETING; NOTICE...........................................3
      2.8  VOTING..............................................................3
      2.9  WAIVER OF NOTICE....................................................3
      2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.............4
      2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.........4
      2.12 PROXIES.............................................................5
      2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE...............................5
ARTICLE III....................................................................6
   DIRECTORS...................................................................6
      3.1  POWERS..............................................................6
      3.2  NUMBER OF DIRECTORS.................................................6
      3.3  ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.............6
      3.4  RESIGNATION AND VACANCIES...........................................6
      3.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE............................7
      3.6  FIRST MEETINGS......................................................7
      3.7  REGULAR MEETINGS....................................................8
      3.8  SPECIAL MEETINGS; NOTICE............................................8
      3.9  QUORUM..............................................................8
      3.10 WAIVER OF NOTICE....................................................9
      3.11 ADJOURNED MEETING; NOTICE...........................................9
      3.12 ACTION BY WRITTEN CONSENT WITHOUT A MEETING.........................9
      3.13 FEES AND COMPENSATION OF DIRECTORS..................................9
      3.14 APPROVAL OF LOANS TO OFFICERS.......................................9
      3.15 REMOVAL OF DIRECTORS...............................................10
ARTICLE IV....................................................................10
   COMMITTEES.................................................................10
      4.1  COMMITTEES OF DIRECTORS............................................10
      4.2  COMMITTEE MINUTES..................................................11
      4.3  MEETINGS AND ACTION OF COMMITTEES..................................11
ARTICLE V.....................................................................11
   OFFICERS...................................................................11
      5.1  OFFICERS...........................................................11
      5.2  ELECTION OF OFFICERS...............................................11
      5.3  SUBORDINATE OFFICERS...............................................12
      5.4  REMOVAL AND RESIGNATION OF OFFICERS................................12
      5.5  VACANCIES IN OFFICES...............................................12
      5.6  CHAIRMAN OF THE BOARD..............................................12
      5.7  PRESIDENT..........................................................12
      5.8  VICE PRESIDENT.....................................................13
      5.9  SECRETARY..........................................................13
      5.10 TREASURER..........................................................13

      5.11 ASSISTANT SECRETARY................................................14
      5.12 ASSISTANT TREASURER................................................16
      5.13 AUTHORITY AND DUTIES OF OFFICERS...................................14
ARTICLE VI....................................................................14
   INDEMNITY..................................................................14
      6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS..........................14
      6.2  INDEMNIFICATION OF OTHERS..........................................15
      6.3  INSURANCE..........................................................15
ARTICLE VII...................................................................15
   RECORDS AND REPORTS........................................................15
      7.1  MAINTENANCE AND INSPECTION OF RECORDS..............................15
      7.2  INSPECTION BY DIRECTORS............................................16
      7.3  ANNUAL STATEMENT TO STOCKHOLDERS...................................16
      7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.....................16
ARTICLE VIII..................................................................17
   GENERAL MATTERS............................................................17
      8.1  CHECKS.............................................................17
      8.2  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS...................17
      8.3  STOCK CERTIFICATES; PARTLY PAID SHARES.............................17
      8.4  SPECIAL DESIGNATION ON CERTIFICATES................................18
      8.5  LOST CERTIFICATES..................................................18
      8.6  CONSTRUCTION; DEFINITIONS..........................................18
      8.7  DIVIDENDS..........................................................19
      8.8  FISCAL YEAR........................................................19
      8.9  SEAL...............................................................19
      8.10 TRANSFER OF STOCK..................................................19
      8.11 STOCK TRANSFER AGREEMENTS..........................................19
      8.12 REGISTERED STOCKHOLDERS............................................20
ARTICLE IX....................................................................20
   AMENDMENTS.................................................................20
ARTICLE X.....................................................................20
   DISSOLUTION................................................................20
ARTICLE XI....................................................................21
   CUSTODIAN..................................................................21
      11.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES........................21
      11.2 DUTIES OF CUSTODIAN................................................21

                                     BYLAWS

                                       OF

                             E-TREND NETWORKS, INC.
         --------------------------------------------------------------


                                    ARTICLE I
                                CORPORATE OFFICES

1.1      REGISTERED OFFICE

The registered office of the Corporation in the State of Delaware shall be located at 9 East Loockerman Street, Suite 214, Dover, Delaware 19901, and the name of its registered agent at that address is National Corporate Research, Ltd.


1.2      OTHER OFFICES

The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS


2.1      PLACE OF MEETINGS

Meetings of Stockholders shall be held at any place, within or outside the State of Delaware, and such time as designated by the Board of Directors. In the absence of any such designation, Stockholders' meetings shall be held at the registered office of the Corporation.


2.2      ANNUAL MEETING

The annual meeting of Stockholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of Stockholders shall be held on the first Tuesday of May in each year at the Corporation's principal business office. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the annual meeting, Directors shall be elected and any other business may be transacted, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.


Bylaws of E-Trend Networks, Inc. - Page 1

2.3      SPECIAL MEETING

A special meeting of the Stockholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more Stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at that meeting.

If a special meeting is called by any person or persons other than the Board of Directors or the President or the Chairman of the Board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The Officer receiving the request shall cause notice to be promptly given to the Stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of Stockholders called by action of the Board of Directors may be held.


2.4      NOTICE OF STOCKHOLDERS' MEETINGS

All notices of Stockholders' meetings shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten
(10) nor more than sixty (60) days before the date of the meeting to each Stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.


2.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Written notice of any meeting of Stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.


2.6      QUORUM

The holders of a one-third of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the Stockholders, then the Stockholders entitled to vote thereat, present in person or


Bylaws of E-Trend Networks, Inc. - Page 1 represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.


2.7      ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.


2.8      VOTING

The Stockholders entitled to vote at any meeting of Stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).At all meetings of Stockholders all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of Stockholders need not be by written ballot.


2.9      WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.


Bylaws of E-Trend Networks, Inc. - Page 3

2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an Officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the Delaware General Corporation Law if such action had been voted on by Stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of Stockholders, that written notice and written consent have been given as provided in Section 228 of the Delaware General Corporation Law.


2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the Board of Directors does not so fix a record date:

         (i) The record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (ii) The record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board


Bylaws of E-Trend Networks, Inc. - Page 4
                of Directors is necessary, shall be the day on which the first written consent is expressed.

         (iii) The record date for determining Stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


2.12     PROXIES

Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the Stockholder and filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the Stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Stockholder or the Stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.


2.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Officer who has charge of the stock ledger of a Corporation shall prepare and make, at least ten (10) days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present.


Bylaws of E-Trend Networks, Inc. - Page 5

                                   ARTICLE III
                                    DIRECTORS


3.1      POWERS

Subject to the provisions of the Delaware General Corporation Law and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the Stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.


3.2      NUMBER OF DIRECTORS

The Board of Directors shall consist initially of one (1) Director, and thereafter shall consist of such number as may be fixed from time to time by resolution of the Board.


3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these Bylaws, Directors shall be elected at each annual meeting of Stockholders to hold office until the next annual meeting. Directors need not be Stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for Directors may be prescribed. Each Director, including a Director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

Elections of Directors need not be by written ballot.


3.4      RESIGNATION AND VACANCIES

Any Director may resign at any time upon written notice to the Corporation. When one or more Directors so resigns and the resignation is effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws:



Bylaws of E-Trend Networks, Inc. - Page 6

         (i) Vacancies and newly created Directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director.

         (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors by the provisions of the Certificate of Incorporation, vacancies and newly created Directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

If at any time, by reason of death or resignation or other cause, the Corporation should have no Directors in office, then any Officer or any Stockholder or an executor, administrator, trustee or guardian of a Stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a Stockholder, may call a special meeting of Stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law.

If, at the time of filling any vacancy or any newly created Directorship, the Directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any Stockholder or Stockholders holding at least ten
(10) percent of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created Directorships, or to replace the Directors chosen by the Directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the Delaware General Corporation Law as far as applicable.


3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any Committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any Committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.


3.6      FIRST MEETINGS

The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the Stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the


Bylaws of E-Trend Networks, Inc. - Page 7 meeting, provided a quorum shall be present. In the event of the failure of the Stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the Stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the Directors.


3.7      REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.


3.8      SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or any two (2) Directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.


3.9      QUORUM

At all meetings of the Board of Directors, a majority of the authorized number of Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.



Bylaws of E-Trend Networks, Inc. - Page 8

3.10     WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a Committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.


3.11     ADJOURNED MEETING; NOTICE

If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.


3.12     ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any Committee thereof, may be taken without a meeting if all members of the Board or Committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or Committee.


3.13     FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors.


3.14     APPROVAL OF LOANS TO OFFICERS

The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any Officer or other employee of the Corporation or of its subsidiary, including any Officer or employee who is a Director of the Corporation or its subsidiary, whenever, in the judgment of the Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall



Bylaws of E-Trend Networks, Inc. - Page 9 be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.


3.15     REMOVAL OF DIRECTORS

Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors.

No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of such Director's term of office.


                                   ARTICLE IV
                                   COMMITTEES


4.1      COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more Committees, with each Committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any Committee, who may replace any absent or disqualified member at any meeting of the Committee. In the absence or disqualification of a member of a Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such Committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such Committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the Delaware General Corporation Law, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the Delaware General Corporation Law,
(iii) recommend to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (iv) recommend to the Stockholders a dissolution of the Corporation or a revocation of a dissolution, or (v) amend the Bylaws of the Corporation; and, unless the Board resolution establishing the Committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such Committee shall have the power or



Bylaws of E-Trend Networks, Inc. - Page 10 authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.


4.2      COMMITTEE MINUTES

Each Committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.


4.3      MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of Committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and
Section 3.12 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the Committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of Committees may also be called by resolution of the Board of Directors and that notice of special meetings of Committees shall also be given to all alternate members, who shall have the right to attend all meetings of the Committee. The Board of Directors may adopt rules for the government of any Committee not inconsistent with the provisions of these Bylaws.



                                    ARTICLE V
                                    OFFICERS


5.1      OFFICERS

The Officers of the Corporation shall be a President and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more assistant Vice Presidents, assistant secretaries, a Treasurer, assistant Treasurers, and any such other Officers as may be appointed in accordance with the provisions of
Section 5.3 of these Bylaws. Any number of offices may be held by the same person.


5.2      ELECTION OF OFFICERS

The Officers of the Corporation, except such Officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be chosen by the Board of Directors, subject to the rights, if any, of an Officer under any contract of employment.



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

5.3      SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower the President to appoint, such other Officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.


5.4      REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board or, except in the case of an Officer chosen by the Board of Directors, by any Officer upon whom such power of removal may be conferred by the Board of Directors.

Any Officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the Officer is a party.


5.5      VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.


5.6      CHAIRMAN OF THE BOARD

The Chairman of the Board, if such an Officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. If there is no President, then the Chairman of the Board shall also be the chief executive Officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.


5.7      PRESIDENT

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the President shall be the chief executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the Officers of the Corporation. He shall preside at all meetings of the Stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general


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

powers and duties of management usually vested in the office of President of a Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.


5.8      VICE PRESIDENT

In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the President or the Chairman of the Board.


5.9      SECRETARY

The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, Committees of Directors, and Stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at Directors' meetings or Committee meetings, the number of shares present or represented at Stockholders' meetings, and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all Stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the Stockholders and of the Board of Directors required to be given by law or by these Bylaws. He shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.


5.10     TREASURER

The Treasurer, if any, shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.


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


The Treasurer, if any, shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.


5.11     ASSISTANT SECRETARY

The assistant Secretary, or, if there is more than one, the assistant secretaries in the order determined by the Stockholders or Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors or the Stockholders may from time to time prescribe.

5.12     ASSISTANT TREASURER

The assistant Treasurer, or, if there is more than one, the assistant Treasurers, in the order determined by the Stockholders or Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors or the Stockholders may from time to time prescribe.


5.13     AUTHORITY AND DUTIES OF OFFICERS

In addition to the foregoing authority and duties, all Officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the Stockholders.


                                   ARTICLE VI
                                    INDEMNITY


6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall, to the maximum extent and in the manner permitted by the Delaware General Corporation Law, indemnify each of its Directors and Officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a "Director" or



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

"Officer" of the Corporation includes any person (i) who is or was a Director or Officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a Director or Officer of another Corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a Director or Officer of a Corporation which was a predecessor Corporation of the Corporation or of another enterprise at the request of such predecessor Corporation.


6.2      INDEMNIFICATION OF OTHERS

The Corporation shall have the power, to the extent and in the manner permitted by the Delaware General Corporation Law, to indemnify each of its employees and agents (other than Directors and Officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an "employee" or "agent" of the Corporation (other than a Director or Officer) includes any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a Corporation which was a predecessor Corporation of the Corporation or of another enterprise at the request of such predecessor Corporation.


6.3      INSURANCE

The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law.



                                   ARTICLE VII
                               RECORDS AND REPORTS


7.1      MAINTENANCE AND INSPECTION OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its Stockholders listing their names and addresses and the number and class of shares held by each Stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.


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

Any Stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its Stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a Stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the Stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

The Officer who has charge of the stock ledger of a Corporation shall prepare and make, at least ten (10) days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present.


7.2      INSPECTION BY DIRECTORS

Any Director shall have the right to examine the Corporation's stock ledger, a list of its Stockholders, and its other books and records for a purpose reasonably related to his position as a Director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a Director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the Director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.


7.3      ANNUAL STATEMENT TO STOCKHOLDERS

The Board of Directors shall present at each annual meeting, and at any special meeting of the Stockholders when called for by vote of the Stockholders, a full and clear statement of the business and condition of the Corporation.


7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or assistant Secretary of this Corporation, or any other person authorized by the Board of Directors or the President or a Vice President, is authorized to vote, represent, and exercise on behalf of


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

this Corporation all rights incident to any and all shares of any other Corporation or Corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.


                                  ARTICLE VIII
                                 GENERAL MATTERS


8.1      CHECKS

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.


8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any Officer or Officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an Officer, no Officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.


8.3      STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of a Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-Chairman of the Board of Directors, or the President or vice-President, and by the Treasurer or an assistant Treasurer, or the Secretary or an assistant Secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any Officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such Officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such Officer, transfer agent or registrar at the date of issue.


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


The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.


8.4      SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


8.5      LOST CERTIFICATES

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.


8.6      CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person.



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


8.7      DIVIDENDS

The Directors of the Corporation, subject to any restrictions contained in the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the Delaware General Corporation Law. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

The Directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.


8.8      FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.


8.9      SEAL

This Corporation may have a corporate seal, which may be adopted or altered at the pleasure of the Board of Directors, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.


8.10     TRANSFER OF STOCK

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.


8.11     STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of Stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such Stockholders in any manner not prohibited by the Delaware General Corporation Law.


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


8.12     REGISTERED STOCKHOLDERS

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE IX
                                   AMENDMENTS

The original or other Bylaws of the Corporation may be adopted, amended or repealed by the Stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the Directors. The fact that such power has been so conferred upon the Directors shall not divest the Stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.


                                    ARTICLE X
                                   DISSOLUTION

If it should be deemed advisable in the judgment of the Board of Directors of the Corporation that the Corporation should be dissolved, the Board, after the adoption of a resolution to that effect by a majority of the whole Board at any meeting called for that purpose, shall cause notice to be mailed to each Stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of Stockholders to take action upon the resolution.

At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the Corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of Section 275 of the Delaware General Corporation Law and setting forth the names and residences of the Directors and Officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the Delaware General Corporation Law. Upon such certificate's becoming effective in accordance with Section 103 of the Delaware General Corporation Law, the Corporation shall be dissolved.

Whenever all the Stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of Directors or Stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the Delaware General Corporation Law. Upon such consent's becoming effective in accordance with Section 103 of the Delaware General Corporation Law, the Corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the Secretary or some other Officer of


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


the Corporation stating that the consent has been signed by or on behalf of all the Stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the Secretary or some other Officer of the Corporation setting forth the names and residences of the Directors and Officers of the Corporation.



                                   ARTICLE XI
                                    CUSTODIAN

11.1     APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

The Court of Chancery, upon application of any Stockholder, may appoint one or more persons to be custodians and, if the Corporation is insolvent, to be receivers, of and for the Corporation when:

          (i) at any meeting held for the election of Directors the Stockholders are so divided that they have failed to elect successors to Directors whose terms have expired or would have expired upon qualification of their successors; or

          (ii) the business of the Corporation is suffering or is threatened with irreparable injury because the Directors are so divided respecting the management of the affairs of the Corporation that the required vote for action by the Board of Directors cannot be obtained and the Stockholders are unable to terminate this division; or

          (iii) the Corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.


11.2     DUTIES OF CUSTODIAN

The custodian shall have all the powers and title of a receiver appointed under
Section 291 of the Delaware General Corporation Law, but the authority of the custodian shall be to continue the business of the Corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the Delaware General Corporation Law.






Bylaws of E-Trend Networks, Inc. - Page 21

                                   APPENDIX J
                                2001 STOCK PLAN

                             E-TREND NETWORKS, INC.

                                 2001 STOCK PLAN




                               SECTION 1. PURPOSE

         The purposes of this 2001 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company's business and thereby enhance long-term shareholder value. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder. Awards of Restricted Stock may also be made under this Plan.



                             SECTION 2. DEFINITIONS

         As used herein, the following definitions shall apply:

2.1 "ADMINISTRATOR" means the Board or any of its Committees appointed as permitted under this Plan.

2.2 "APPLICABLE LAWS" means the legal requirements relating to stock option plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3 "AWARD" means the grant of Restricted Stock or an Option to an Employee or Consultant.

2.4 "AWARD AGREEMENT" means a written agreement between the Company and a Participant relating to an Award under the Plan.

2.5      "BOARD" means the Board of Directors of the Company.

2.6 "CAUSE" means willful misconduct with respect to, or that is harmful to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.7      "CHANGE IN CONTROL" shall mean any of the following:

                (a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A "Permitted Shareholder" means a holder, as of the date of this Agreement, of voting capital stock of the Company;

                (b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

                (c)  the  sale,   transfer  or  other   disposition  of  all  or
         substantially all of the assets of the Company; or

                (d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

2.8      "CODE" means the Internal Revenue Code of 1986, as amended.

2.9 "COMMITTEE" means a committee of Directors designated by the Board to administer the Plan. To the extent Rule 16b-3 and/or Code Section 162(m) apply to the Company, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

2.10     "COMMON STOCK" means the Common Stock of the Company.

2.11     "COMPANY" means  E-TREND NETWORKS, INC., a DELAWARE corporation.

2.12 "CONSULTANT" means any person, including an advisor or director, who is engaged by the Company or any Parent or Subsidiary to render services.

2.13 "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

2.14 "DISABILITY" means permanent and total disability as defined in Code section 22(e)(3).

2.15 "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a director shall not be sufficient to constitute "employment" of such director by the Company.

2.16     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

2.17 "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

                (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (c)    In the  absence  of  an  established   market   for   the
         Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.


2.18 "GOOD REASON" means the occurrence of any of the following events or conditions without the Participant's consent:


                (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that, in the Participant's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto;

                (b) a significant reduction in the Participant's annual base salary that is not part of a Company-wide reduction of salaries;

                (c) the Company's requiring the Participant to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Change in Control; or

                (d) [the Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Change in Control, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater).]

2.19 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.20 "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

2.21     "OPTION" means a stock option granted pursuant to the Plan.

2.22 "OPTION AGREEMENT" means a written option agreement between the Company and an Optionee.

2.23     "OPTIONED STOCK" means the Common Stock subject to an Option.

2.24     "OPTIONEE" means an Employee or Consultant who receives an Option.

2.25 "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.26     "PARTICIPANT"   means  an  Employee  or   Consultant  designated  to be
granted an Award under the Plan.


2.27     "PLAN" means this 2001 Stock Plan.


2.28 "REPORTING PERSON" means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.29     "RESTRICTED  STOCK"  means  Common  Stock  awarded  to  a   Participant
under this Plan, subject to applicable restrictions.

2.30     "RESTRICTED  STOCK   AGREEMENT"   means  a  written   restricted  stock
agreement between the Company and the Restricted Stock Holder.

2.31     "RESTRICTED  STOCK   AWARD"  means  the  grant  of   Restricted   Stock
pursuant to the Plan.

2.32     "RESTRICTED  STOCK   HOLDER"   means   a   Participant   who   receives
Restricted Stock pursuant to the Plan.

2.33 "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

2.34     "SECURITIES ACT" means the Securities Act of 1933, as amended.

2.35 "SHARE" means a share of the Common Stock, as may be adjusted as permitted under the Plan.

2.36 "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

2.37     "SUBSIDIARY"  means   a  "subsidiary   corporation,"  whether   now  or
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.


                      SECTION 3. STOCK SUBJECT TO THE PLAN

         Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is Four Million (4,000,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Four Million (4,000,000), subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.



                      SECTION 4. ADMINISTRATION OF THE PLAN

4.1 POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                (a) to   determine  the  Fair Market Value of the Common  Stock,
         in accordance with the provisions of the Plan;

                (b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

                (c) to determine whether and to what extent Awards are granted hereunder;

                (d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

                (e) to approve forms of agreement for use under the Plan;

                (f) to determine the number of shares of Restricted Stock to be granted hereunder;

                (g) to construe and interpret the terms of the Plan and Awards granted under the Plan;

                (h) to determine vesting schedules;

                (i) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

                (j) to make any other  determination  and take any other  action
         that  the   Administrator   deems   necessary  or  desirable   for  the
         administration of the Plan.

4.2 EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

4.3 ADMINISTRATION PURSUANT TO SECTION 162(M). The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, as applicable.



                        SECTION 5. ELIGIBILITY FOR AWARDS

5.1 RECIPIENTS OF GRANTS. Restricted Stock and Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2 TYPE OF AWARD. Each Award shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option, or as Restricted Stock. If not so designated, the Award will be treated as a Nonqualified Stock Option. Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.



                          SECTION 6. AWARDS OF OPTIONS

6.1 TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2 OPTION EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.3 CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check,
(ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company), (iv) surrender of other Shares that
(A)  have  been  owned by  Optionee  for more  than  six  months  on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4      VESTING OF OPTIONS

                (a) VESTING SCHEDULE. No Option will be exercisable until it has vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of four years from date of grant as follows: twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly, on the same date of the month as the date of grant of the option, over the following thirty-six (36) months of Continuous Status as an Employee or Consultant. The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

                (b) ACCELERATION OF VESTING. The vesting of one or more outstanding Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

6.5 PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 9 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6      EXERCISE AFTER TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP


                (a) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Except as otherwise provided herein, in the event of termination of a Participant's Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the company and its subsidiaries.

                (b) DISABILITY OF PARTICIPANT. Notwithstanding the provisions set forth above, in the event of termination of a Participant's Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such

         Option to the extent so entitled within the time specified herein, the Option shall terminate.

                (c) DEATH OF PARTICIPANT. In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant's Continuous Status as an Employee or Consultant, the
         Option may be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant's estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7 RULE 16B-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

6.8 BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

6.9 REPURCHASE RIGHTS. Prior to the Company's listing on a recognized Stock Exchange, the Company may have the right, as detailed in the Award Agreement, to repurchase any Shares issued in connection with an Award under this Plan upon Participant's cessation of Continuous Status as an Employee or Consultant. Furthermore, the Administrator shall have the discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such Shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrator and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.



                       SECTION 7. RESTRICTED STOCK AWARDS


7.1 GRANT OF RESTRICTED STOCK AWARDS. Each Restricted Stock Award (i) shall be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse. The restrictions and the duration of the restricted period will be set forth in the Restricted Stock Agreement. The restricted period need not be the same for all Shares subject to the Restricted Stock Award. For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

7.2 CONSIDERATION FOR RESTRICTED STOCK AWARDS. Restricted Stock may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

7.3 RIGHTS OF A RESTRICTED STOCK HOLDER. Except for such restrictions, and subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant's relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock. Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4      VESTING OF RESTRICTED  STOCK.  The  restrictions  imposed  herein shall lapse, and the Participant's rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Restricted Stock Agreement. If not so specified in such Restricted Stock Agreement, the restrictions shall lapse according to the following schedule: restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata monthly on the last day of each calendar month over the following 36 months of Continuous Service as an Employee or Consultant. Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions. The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares which are restricted. The Restricted Stock Holder shall be entitled to receive certificates for any Restricted Stock as to which the Restricted Stock Holder's interest has become vested as provided herein, and the Company shall issue the Restricted Stock Holder such certificates.

7.5 TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason (other than death or Disability), Restricted Stock theretofore awarded to such Restricted Stock Holder and which at the time of such termination of his or her Continuous Status as an Employee or Consultant is subject to the restrictions imposed by this Section shall, upon such termination of his or her Continuous Status as an Employee or Consultant, be forfeited and returned to the Company and the Restricted Stock Holder shall have no further claim to or interest in such Restricted Stock. If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Restricted Stock awarded to such Restricted Stock Holder which, at the time of such termination of his or her Continuous Status as an Employee or Consultant, is subject to the restrictions imposed by this Section, shall be free of restrictions and shall not be forfeited.

7.6 ISSUANCE OF RESTRICTED STOCK. The Administrator shall request of the Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder. The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:


                "The transferability of this certificate and the securities represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2001 Stock Plan of E-TREND NETWORKS, INC. Copies of such Plan are on file in the offices of E-TREND NETWORKS, INC."


7.7 ADJUSTMENTS TO RESTRICTED STOCK AWARDS. The Administrator may, in anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock, as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested. The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

7.8 RESTRICTED STOCK AGREEMENT. At the time of a Restricted Stock Award, the Participant shall enter into a Restricted Stock Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters as the Company shall in its sole discretion determine.

7.9 RETURN OF UNVESTED RESTRICTED STOCK. Any Shares of Restricted Stock as to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.

                    SECTION 8. STOCK WITHHOLDING TO SATISFY
                           WITHHOLDING TAX OBLIGATIONS

8.1 WITHHOLDING TAX. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a
Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and
(ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant's marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant's share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

8.2 REPORTING PERSONS. Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

8.3 FORM OF ELECTION. All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

                (a) the election must be made on or prior to the applicable Tax Date;

                (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

                (c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

                (d) all elections shall be subject to the consent or disapproval of the Administrator.

8.4 DEFERRAL OF TAX DATE. In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.



                       SECTION 9. ADJUSTMENTS UPON CHANGES
                    IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1 CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9.2 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.


9.3 CHANGE IN CONTROL TRANSACTIONS. Except as otherwise provided in the instrument that evidences the Option, in the event of any Change in Control, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested. Notwithstanding the foregoing, vesting of shares subject to such Option shall not so accelerate if and to the extent that (i) in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a transaction that would otherwise qualify for such accounting treatment; or (ii) such Option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation. If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give notice of such determination to the Participants and of the provisions of such assumption or replacement, and any adjustments made (i) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore), (ii) to the exercise prices, and/or
(iii) to the terms and conditions of the stock options. Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants. If such Award is assumed or replaced in the Change in Control and is not otherwise accelerated at that time, vesting of all of the unvested shares subject to such Award shall be accelerated in the event the Participant's employment or services should subsequently terminate within six months following such Change in Control, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason. All unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the successor corporation or an affiliate thereof.

9.4 CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.9.4



                               SECTION 10. GENERAL

10.1 NON-TRANSFERABILITY OF OPTIONS. Unless otherwise provided under the Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

10.2 TIME OF GRANTING OPTIONS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

10.3 CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.4 AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.5 RIGHTS OF FIRST REFUSAL. Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any Shares issued pursuant to an Option or Restricted Stock Award granted under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

10.6 RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.7 INFORMATION TO OPTIONEES. At the time of issuance of any securities under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

10.8 EMPLOYMENT RELATIONSHIP. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.9 TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

10.10 SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company's bylaws. In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.

THIS PLAN WAS ADOPTED BY THE BOARD ON ____________________________.


THIS PLAN WAS APPROVED BY THE SHAREHOLDERS OF THE COMPANY ON _________________.